As filed with the Securities and Exchange Commission on April 30, 2004

                                            Registration No. 333-40161
                                                             811-06025
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6
             Registration Statement Under the Securities Act of 1933
                       Post-Effective Amendment No. 8                     [X]

         Registration Statement Under the Investment Company Act of 1940
                              Amendment No. 12                            [X]

                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                               One Madison Avenue
                               New York, NY 10010
              (Address of depositor's principal executive offices)

                              ---------------------
                             James L. Lipscomb, Esq.

                  Executive Vice President and General Counsel

                       Metropolitan Life Insurance Company
                               One Madison Avenue
                               New York, NY 10010
                     (Name and address of agent for service)

                                   Copies to:
                Gary O. Cohen, Esq. and Thomas C. Lauerman, Esq.
                               Foley & Lardner LLP
                               3000 K Street, N.W.
                             Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2004 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL under Variable Additional Insurance Options.

                                  PROSPECTUS
                                      FOR

                              THE EQUITY OPTIONS
           ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")

                                  MAY 1, 2004


MetLife issues the Equity Options as optional benefits to a fixed benefit life insurance policy (the "base policy"). We also offer other optional benefits as additions to the base policy. For ease of reference, we refer to the base policy and all of the optional benefits that are added to the base policy as the "Policy." The Equity Options allow you to experience the potential growth of the equity markets while maintaining your base policy. There are two different Equity Options, and you may elect to include either or both as optional benefits to your base policy:

.. Equity Additions (also known as Variable Additional Insurance)

.. Equity Enricher (also known as Variable Additional Benefits).

This prospectus provides you with important information about the Equity Options. However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement (including all applicable optional benefits) that MetLife issues to you.

You allocate premium payments for the Equity Options to the available investment divisions of Metropolitan Life Separate Account UL ("Separate Account").

Each available investment division (sometimes referred to in this prospectus as "variable investment option") invests in a corresponding "Portfolio" of the Metropolitan Series Fund, Inc.:


   MetLife Stock Index Portfolio


   FI Mid Cap Opportunities Portfolio (formerly Janus Mid Cap Portfolio)*

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*  This Portfolio is not available for Equity Additions.

A separate prospectus for Metropolitan Series Fund, Inc. ("Fund") is attached to this prospectus. It describes in greater detail an investment in the Portfolios listed above. Before purchasing an Equity Option, read the information in this prospectus and in the prospectus for the Fund. Keep these prospectuses for future reference.

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Interests in the Separate Account and the Portfolios are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this prospectus or its supplements or in our authorized supplemental sales material.

                               TABLE OF CONTENTS


                                                                               PAGE
                                                                             IN THIS
SUBJECT                                                                     PROSPECTUS
-------                                                                     ----------
Summary of Benefits and Risks..............................................      3
   Benefits of the Equity Options..........................................      3
   Risks of the Equity Options.............................................      4
   Risks of Investment in the Portfolios...................................      5
Fee Tables.................................................................      5
   Transaction Fees........................................................      5
   Periodic Charges Other Than Portfolio Operating Expenses................      6
   Annual Portfolio Operating Expenses.....................................      7
MetLife....................................................................      7
Our Separate Account That Supports the Equity Options......................      7
The Portfolios.............................................................      8
   Management of the Portfolios............................................      8
   The Portfolio Share Classes That We Offer...............................      9
   Purchase and Redemption of the Portfolio Shares by Our Separate Account.      9
   Voting Rights That You Will Have........................................      9
The Base Policy and its Benefit Options....................................     10
Purchasing Equity Options..................................................     11
Your Payment and Allocation of Equity Options Premiums.....................     12
   Paying Premiums.........................................................     12
   Maximum and Minimum Premium Payments....................................     13
   Allocating Equity Enricher Premium......................................     14
Sending Communications and Payments To Us..................................     14
   Contacting Us...........................................................     14
   When Your Requests, Instructions and Notifications Become Effective.....     15
   Third Party Requests....................................................     16
Equity Options Insurance Proceeds Payable If the Insured Dies..............     16
   Equity Options Death Benefits...........................................     16
   Alternate Death Benefit That Automatically Applies in Some Cases........     17
   Conditional Guaranteed Minimum Death Benefit............................     17
Equity Options Cash Value..................................................     18
Surrenders and Partial Withdrawals From Equity Options.....................     18
Transferring Cash Value....................................................     19
Borrowing From Your Policy.................................................     21
Equity Options Termination and Reinstatement...............................     22
Charges and Deductions You Pay for Equity Options..........................     23
   Deductions From Premiums--Equity Enricher Only..........................     23
   Charges Included in the Monthly Deduction...............................     23
   Charges and Expenses of the Separate Account and the Portfolios.........     24
   Variations in Charges...................................................     24
Net Single Premium.........................................................     25
Federal Tax Matters........................................................     25
Rights We Reserve..........................................................     28
Other Policy Provisions....................................................     28
Sales and Administration of the Policies...................................     29
   Distributing the Policies...............................................     29
   Commissions and Other Compensation......................................     29
Legal Proceedings..........................................................     31
Restrictions on Financial Transactions.....................................     31
Experts....................................................................     31
Illustration of Equity Options Benefits....................................     31
Financial Statements.......................................................     32
Appendix A: Illustrations of Death Benefits and Cash Values................     33

SUMMARY OF BENEFITS AND RISKS

This summary describes important benefits and risks of the Equity Options. The sections of this prospectus following this summary discuss the Policy and the Equity Options in more detail.

BENEFITS OF THE EQUITY OPTIONS

Death Benefit. The Equity Options are designed to provide insurance protection. If the Equity Options are in force, and upon receipt of satisfactory proof of the death of the insured, we will pay insurance proceeds to the beneficiary of the Policy. Insurance proceeds generally equal the Equity Options cash value divided by an applicable "net single premium amount" that is specified in your rider.

Premium Flexibility. The Equity Options allow some flexibility in making premium payments. For Equity Additions, you can make premium payments by allocating to Equity Additions any dividends or other credits we pay on the base policy or on certain other benefit options (known as credit options) that you may have elected under the base policy. For Equity Enricher, you can make planned and unplanned premium payments directly to Equity Enricher.

Right to Examine the Policy. During the later of ten days following your receipt of the Policy (more in some states) or 45 days after you signed the application for the Policy, you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.

Investment Options. For Equity Additions, your premium payments will be allocated to the MetLife Stock Index Portfolio. For Equity Enricher, you can allocate your net premiums and cash value among your choice of the MetLife Stock Index Portfolio and the Janus Mid Cap Portfolio. You may change your allocation of future premiums for Equity Enricher at any time.

Surrender and Partial Withdrawals. You may surrender (turn in) the Equity Options for their cash value or take a partial withdrawal of the cash value at any time. We will deem your request for surrender of the base policy also to be a request for surrender of the Equity Options. Your cash value in an Equity Option reflects your Equity Option's premium payments, the charges we deduct from the cash value, any investment experience you have in our Separate Account, as well as your transfer, loan and withdrawals activity. A surrender or partial withdrawal may have tax consequences.


Transfers. You may transfer cash value from each Equity Option to pay base policy premiums, charges or loan interest. You may also transfer cash value to or from certain other benefit options to an Equity Option, subject to certain limits. Finally, you may make transfers between the two investment options available under the Equity Enricher subject to certain limits and restrictions (see "Transferring Cash Value").


Loans. You may borrow from the Policy, including the Equity Options. The maximum loan amount you may take is the Policy's loan value. The loan value equals the Policy cash value less the anticipated loan interest for the remainder of that base policy year. We charge you an initial annual interest rate that we will tell you when you request the loan. The loan interest rate is set each year and we will mail you advance notices of any increases in the loan interest rate applicable to your loan. Loans may have tax consequences.

Tax Advantages. If you meet certain requirements, generally you will pay income taxes on the cash value you receive from your Equity Options (through withdrawals or surrenders) only to the extent that those amounts, together with dividends, other credits and distributions under your Policy exceed the cumulative premiums you have paid on your Policy. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit.

Personalized Illustrations. You will receive personalized illustrations in connection with the purchase of the Equity Options that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination, and the charges and deductions for the Equity Options. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE EQUITY OPTIONS

Investment Risk. MetLife does not guarantee the investment performance of the variable investment options and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. Your death benefit will also decrease unless the Conditional Guaranteed Minimum Death Benefit is in effect. In addition, we deduct Equity Options fees and charges from your Equity Options cash value, which can significantly reduce your Equity Options cash value. It is possible to lose your full investment in the Equity Options and they are not suitable as a short-term savings vehicle.

Certain Tax Risks. We believe that the Policy should be deemed a life insurance contract under Federal tax law. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's cash value (including any cash value in your Equity Options) until there is an actual distribution from the Policy (including those attributable to an Equity Option). Moreover, insurance proceeds payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply.

If you pay more than a certain amount of premiums, you may cause your Policy to become a "modified endowment contract." If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds), to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Loan Risks. A policy loan that affects the Equity Options, will affect the cash value of your Equity Options over time even if it is repaid. This is true because we remove any amount of the loan that affects an Equity Option to the corresponding fixed benefit option under the base policy where it will earn a fixed return and will not participate in the investment experience of the investment divisions.

Any unpaid loan (plus accrued interest) also reduces the Policy's insurance proceeds paid to your beneficiary. In addition, your Policy, including any Equity Option, may terminate if your outstanding loan and accrued loan interest equals or exceeds the cash value of your Policy.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans from your Policy and partial withdrawals from your optional benefits exceed the premiums paid under your Policy. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

Equity Options Charge and Expense Increase. We have the right to increase certain Equity Options charges.

Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy or an Equity Option based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF INVESTMENT IN THE PORTFOLIOS

A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the Fund prospectus attached at the end of this prospectus. There is a possibility that fees and expenses of the Portfolios may increase (or decrease). There is no assurance that any of the Portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying and owning the Equity Options. In certain cases, we have the right to increase our charges for new Equity Options, as well as for Equity Options already outstanding. The maximum charges in such cases are shown in the far right-hand column of each of the next two tables below.

TRANSACTION FEES

This table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Equity Options.

      --------------------------------------------------------------------
                                                           MAXIMUM
                             WHEN CHARGE IS CURRENT AMOUNT AMOUNT
      CHARGE                 DEDUCTED       DEDUCTED       WE CAN DEDUCT
      --------------------------------------------------------------------
      Sales Charge*          On payment of  2.00% of each  Same as Current
                             premium        premium paid   Amount
      --------------------------------------------------------------------
      State Tax Imposed on   On payment of  2.00% of each  Same as Current
      Premiums*              premium        premium paid   Amount
      --------------------------------------------------------------------
      Federal Tax Imposed on On payment of  1.00% of each  Same as Current
      Premiums*              premium        premium paid   Amount
      --------------------------------------------------------------------

*These charges apply to Equity Enricher only.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

This table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Equity Options, not including fees and expenses for the Portfolios.

                           WHEN CHARGE IS       CURRENT AMOUNT         MAXIMUM AMOUNT
CHARGE                     DEDUCTED             DEDUCTED               WE CAN DEDUCT
------------------------------------------------------------------------------------------
Cost of Insurance*         Monthly, on the
                           monthly deduction
                           date
FOR EQUITY ADDITIONS:
Lowest and Highest                              $.05 to $2.47 each     $.50 to $2.75 each
Charge Among All                                month per $1000 of     month per $1000 of
Possible Insureds                               cash value             cash value
Charge for a female                             $.05 each month per    $.51 each month per
insured, age 35, in the                         $1000 of cash value    $1000 of cash value
preferred nonsmoker
underwriting class in the
first policy year
FOR EQUITY ENRICHER:
Lowest and Highest                              $.05 to $2.47 each     $.50 to $2.75 each
Charge Among All                                month per $1000 of     month per $1000 of
Possible Insureds                               cash value             cash value
Charge for a male insured,                      $.08 each month per    $.61 each month per
age 40, in the preferred                        $1000 of cash value    $1000 of cash value
nonsmoker underwriting
class in the first policy
year
------------------------------------------------------------------------------------------
Mortality and Expense      Monthly, on the      annual rate of .75%    Same As Current
Risk and Administrative    monthly deduction    of the cash value in   Rate
Services Charge            date                 the Separate
                                                Account on each
                                                monthly
                                                anniversary**
------------------------------------------------------------------------------------------
Interest Rate              Annually (or on loan The greater of (a) a   Same As Current
                           termination if       then-current rate of   Rate
                           earlier)             a specified average
                                                and (b) a rate equal
                                                to 1% per annum
                                                more than the
                                                assumed interest
                                                rate of the base fixed
                                                life insurance policy
                                                to which the Equity
                                                Option is
                                                attached***

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*The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charges shown may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your sales representative.

**The Mortality and Expense Risk and Administrative Service Charge is .50% for riders to base policies that have a face amount of $250,000 or greater.

***This is the maximum interest rate on your loan. We transfer an amount of cash value equal to your loan amount to hold as collateral into the corresponding fixed options of your Equity Options.
There it is eligible for dividends. Any such dividends would reduce the effective net cost of the loan.

ANNUAL PORTFOLIO OPERATING EXPENSES


This table describes the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns an Equity Option. The table shows the lowest and highest fees and expenses charged by the Portfolio(s) offered with Equity Additions and Equity Enricher for the fiscal year ended December 31, 2003. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the attached Fund prospectus.



                                                     LOWEST* HIGHEST*
           ----------------------------------------------------------
           EQUITY ADDITIONS
           Total Annual Portfolio Operating Expenses   .31%    .31%
           ----------------------------------------------------------
           EQUITY ENRICHER
           Total Annual Portfolio Operating Expenses   .31%    .77%

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*The lowest and highest percentages have been selected after adjustment of the percentage for both Portfolios (on a consistent basis) to reflect any changes in expenses during the 12 months ended December 31, 2003 or expected to occur during the 12 months ended December 31, 2004.



This table describes the annual operating expenses for each Portfolio for the year ended December 31, 2003, as a percentage of the Portfolio's average daily net assets for the year. The two columns furthest to the right show each Portfolio's total operating expenses both before and after any applicable expense subsidy or expense deferral arrangements. More detail concerning each Portfolio's fees and expenses is contained in the attached Fund prospectuses.



                                          TOTAL
                                          GROSS    FEE WAIVERS   NET TOTAL
                     MANAGEMENT  OTHER    ANNUAL   AND EXPENSE    ANNUAL
        PORTFOLIO       FEES    EXPENSES EXPENSES REIMBURSEMENTS EXPENSES
      --------------------------------------------------------------------
      MetLife Stock
       Index            .25%      .06%     .31%        .00%         .31%
      --------------------------------------------------------------------
      FI Mid Cap
       Opportunities    .69%      .08%     .77%        .00%         .77%
      --------------------------------------------------------------------

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*This Portfolio is not available for Equity Additions.


An Investment Adviser or subadviser of a Portfolio or its affiliates may make payments to MetLife and/or certain affiliates that are based on a percentage of assets of the Portfolios attributable to the Equity Options and certain other variable insurance products that we and our affiliates issue. These percentages differ and some Advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.30% of assets.


METLIFE

MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. We are obligated to pay all benefits under the Policies and the Equity Options.

OUR SEPARATE ACCOUNT THAT SUPPORTS THE EQUITY OPTIONS

The Separate Account receives premium payments from the Equity Options and other variable life insurance products that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deducted and other excess amounts in the Separate Account or we can take the excess out of the Separate Account.

The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. This means that, except for excess assets that we would be free to withdraw, the assets of the Separate Account are not available to meet the claims of our general creditors, and must be used for the sole purpose of supporting the cash values of the variable life insurance products whose premiums the Separate Account receives.

[SIDEBAR: Each available investment division invests in a corresponding Portfolio of the Fund.]

The Separate Account has subdivisions, called "investment divisions." Each investment division corresponds to one of our variable investment options and invests its assets exclusively in shares of a corresponding Portfolio of the Fund. Currently, only the MetLife Stock Index investment division is available for use with the Equity Additions. Only the MetLife Stock Index and Janus Mid Cap investment divisions are available for use with the Equity Enricher. Amounts you allocate to an investment division receive the investment experience of the investment division, and you bear this investment risk.

THE PORTFOLIOS

[SIDEBAR: You should carefully review the investment objectives, practices and risks of each available Portfolio, which are described in the Fund prospectus attached to this prospectus.]
The Metropolitan Series Fund, Inc. (the "Fund") is a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of the Separate Account invests.

You should read the Fund prospectus attached to this prospectus. It contains information about the Fund, the MetLife Stock Index Portfolio and the Janus Mid Cap Portfolio, including the investment objectives, strategies, risks and sub-advisers associated with each Portfolio. It also contains information on the different separate accounts that invest in the Fund (which may or may not be related to MetLife) and certain risks that may arise when diverse separate accounts funding diverse types of insurance products all invest in the same Fund.

MANAGEMENT OF THE PORTFOLIOS

MetLife Advisers, LLC is the investment adviser who is responsible for overall management of the Fund. MetLife Advisers, LLC has contracted with sub-advisers to make day-to-day investment decisions for the Portfolios. The sub-advisers and the investment objective of each Portfolio are as follows:


           PORTFOLIO              SUB-ADVISER        INVESTMENT OBJECTIVE
    ------------------------------------------------------------------------
    MetLife Stock Index      Metropolitan Life     To equal the performance
                             Insurance Company     of the Standard & Poor's
                                                   500 Composite Stock Price
                                                   Index
    ------------------------------------------------------------------------
    FI Mid Cap Opportunities Fidelity Management & Long-Term Growth of
                             Research Company*     Capital
    ------------------------------------------------------------------------

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*Prior to May 1, 2004, Janus Capital Management LLC was the sub-adviser to this Portfolio.


A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same sub-investment manager. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

THE PORTFOLIO SHARE CLASS THAT WE OFFER


The Fund offers various classes of shares, each of which has a different level of expenses. The Fund prospectus may provide information for share classes or Portfolios that are not available through the Equity Options or through both Equity Options. When you consult the Fund prospectus, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Equity Option that you choose. Class A shares of the MetLife Stock Index Portfolio and of the Janus Mid Cap Portfolio are available through the Equity Enricher. Only Class A shares of the MetLife Stock Index Portfolio are available through the Equity Additions.


PURCHASE AND REDEMPTION OF THE PORTFOLIO SHARES BY OUR SEPARATE ACCOUNT

As of the end of each Valuation Period (see "Sending Communications and Payments to Us--When Your Requests, Instructions and Notifications Become Effective"), we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:

.. The allocation of Equity Options premiums (less any applicable charges) to the Separate Account.

.. Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).

.. Policy loans and loan repayments allocated to the Separate Account.

.. Transfers to or from the Separate Account from other parts of the Policy.

.. Withdrawals or surrenders taken from the Separate Account.

.. Transfers between the Equity Enricher's available investment options.

VOTING RIGHTS THAT YOU WILL HAVE

[SIDEBAR: You can give us voting instructions on shares of the Fund portfolio that are attributable to your Equity Option.]
The Fund has shareholder meetings from time to time to, for example, elect directors or trustees and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Equity Options based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in the Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Equity Option owners.

If we do not receive timely voting instructions from you and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

THE BASE POLICY AND ITS BENEFIT OPTIONS

[SIDEBAR: The Policy includes the base policy and its benefit options.]
The base policy and all of its benefit options form the entire Policy. In this prospectus, we refer to each such portion of the Policy as a "part" of the Policy. The base policy provides a fixed amount of life insurance. Benefit options may be added to the base policy.

CREDIT OPTIONS

In this prospectus, we refer to some of the benefit options as "credit options." Credit options are methods under which credits (such as dividends) that become payable under your Policy, as well as any cash value that you transfer from another credit option that you have in effect, are applied to accumulate additional cash value and purchase additional death benefits. The amount of dividends or other credits on your Policy changes annually, is not guaranteed, and is based on a variety of factors. These factors may include the base policy face amount, the death benefit and credit class of the base policy, as well as the amount of our earnings. Any credits due from any part of the Policy are paid on the last day of a base policy year, as set forth in the benefit option. Credit options include:

.. Equity Additions: a benefit option described in this Prospectus where cash value varies based on the investment experience in one of our separate account investment divisions.

.. Fixed Additional Insurance:  a benefit option that is similar to Equity
  Additions, except that it accumulates a guaranteed cash value that is eligible for a dividend.

.. Dividends with Interest ("DWI"): a benefit option where cash value accumulates with currently taxable interest that we declare periodically.

OTHER BENEFIT OPTIONS

Other benefit options which are not credit options include:

.. Equity Enricher: a benefit option described in this Prospectus where cash value varies based on the investment experience in one or both of the available separate account investment divisions.

.. Enricher: a paid-up additional insurance benefit option that is similar to Equity Enricher, except that it accumulates a guaranteed cash value that is eligible for a dividend.

.. Flexible Additional Insurance Rider ("FLAIR"): a benefit rider that provides additional fixed benefit insurance and has a fixed benefit term insurance element. This rider is no longer available for Policies issued after May 1, 2003.

Subject to certain limits and conditions, we guarantee the cash value in the base policy as well as all of the benefit options, other than the Equity Options. We make this guarantee because these parts of the Policy provide fixed benefits. Since these fixed benefits are not registered under the federal securities laws, this Prospectus contains only limited information about them. The Policy gives you more information on the operation of these fixed benefits.

PURCHASING EQUITY OPTIONS

[SIDEBAR: We will issue an Equity Option to you as owner. You will have all the rights under the option.]

If you want an Equity Option, you must complete an application. We will issue an Equity Option to you only if you are also the owner of the base policy. Your completed application must be received by the Designated Office. The Equity Options are available to base policies meeting the minimum face amount and eligibility requirements that we establish. You may not add the Equity Additions while any term insurance is in effect under FLAIR. Once FLAIR becomes fully funded, or you discontinue the term insurance provided by FLAIR, you may add the Equity Additions. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.


The Date of Policy is usually the date the base policy application is approved. We use the Date of Policy to calculate base policy years and months.

The insured will be the same individual as the insured in the base policy. An "insured" is the person upon whose life we issue the Policy. You do not have to be the insured. The beneficiary is named in the application as the person who will receive the insurance proceeds upon the death of the insured. The beneficiary has no rights under the Policy or the Equity Options until the death of the insured (unless the beneficiary has been designated an irrevocable beneficiary) and must survive the insured in order to receive the insurance proceeds.

For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy, which is set forth in the base policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full base policy years completed.

To elect the Equity Enricher you must complete the Equity Enricher application. You can elect the Equity Enricher only at the time the base policy is issued. It is not available if the base policy is submitted without an advance payment of the initial premium or if we have refunded an advance payment prior to the issuance of the base policy. We will not require evidence of insurability other than that required in connection with the issuance of the base policy, unless:

.. the amount of premiums you actually pay for the Equity Enricher during the first year is greater than the cumulative voluntary planned periodic premium payments indicated in the application; or

.. you exceed certain other premium limitations described below after the first year.

To elect the Equity Additions, you may complete the Equity Additions application either at the same time as the application for the base policy or after the base policy has been issued. If you decide to add Equity Additions after you own the base policy, it may reduce the amount of premiums that you could pay to your Policy before it would become a modified endowment contract. If you contact us, we will tell you what these premium limits are. We will not require additional evidence of insurability for the Equity Additions, unless you desire to make a payment that is derived from another credit option that does not itself have a death benefit.

Insurance coverage under Equity Additions commences on its Investment Start Date (see "Sending Communications and Payments To Us--When Your Requests, Instructions and Notifications Become Effective"), assuming coverage under the base policy is then in effect. Insurance coverage under Equity Enricher commences at the later of delivery of the option to you and our Date of Receipt of your first premium payment for that option. For coverage under Equity Enricher to be effective, the insured's health must be the same as stated in your application and, in most states, the insured must not have sought medical advice or treatment after the date of the application. As to when charges under an Equity Option begin, see "Charges Included in the Monthly Deduction."


It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

YOUR PAYMENT AND ALLOCATION OF EQUITY OPTIONS PREMIUMS

The payments into the Equity Options won't guarantee that your Equity Option will have a death benefit. Rather, this depends on the Equity Option's cash value and the conditional guaranteed minimum death benefit.

PAYING PREMIUMS

To the extent discussed below under "Transferring Cash Value," you can move cash value into an Equity Option from a fixed option that corresponds to that Equity Option. Also, you can make premium payments:

.. For the Equity Additions:  through dividends or other credits on the Policy.
  Any request to designate the Equity Additions (or any other credit options) as the option for receiving credits under your Policy will take effect upon our Date of Receipt of your written request. Only one election may be made for any credit payment date and that election will apply to all credits payable under the Policy.

.. For the Equity Enricher:


 . through a voluntary planned periodic premium schedule. You choose the schedule on your Equity Enricher application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual;
   (c) periodic automatic pre-authorized transfers from your checking account ("pre-authorized checking arrangement"); (d) systematic through payment plans that your employer makes available; or (e) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned periodic premium schedule.


 . through unscheduled premium payments that you can make at any time.

We will hold a premium payment received before its due date in a non-interest bearing holding account until the due date, if necessary to prevent a Policy becoming a modified endowment contract. (See "Modified Endowment Contracts" under "Tax Matters" below.) We will send you an additional notice of this arrangement by letter immediately after receiving your payment. We will also give you the option to either have the money held until the due date or applied on our Date of Receipt of your instructions to apply the money (unless the due date has already passed).

MAXIMUM AND MINIMUM PREMIUM PAYMENTS

.. Total premium payments for the Enricher and the Equity Enricher may not exceed $2.5 million in the first base policy year and $500,000 in each year thereafter.

.. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status not later than in your annual statement, and if possible we will tell you how to reverse the status.

.. The following additional limitations apply to your premiums under the Equity
  Enricher. When applying the limits, we aggregate payments to the Equity Enricher with payments to the Enricher:

  I. You may not make any premium payments:

     A. While we are considering your application for benefits on the base policy under a disability waiver of benefits option or an acceleration of death benefit option.

     B. If we are paying or have finished paying benefits under one of the above options.

     C. If you have made no payments to the Equity Enricher during the first year after its issuance or for any two consecutive base policy years (unless, during any part of such period, your right to make payments was terminated for reasons described in A, or, unless you were taking withdrawals from the Equity Enricher to pay for a child's education and you provide us with proof of such payment that we find satisfactory).

     D. After the later of the base policy anniversary on which the insured is 65, or the tenth base policy anniversary. In no event will payments be accepted after the base policy anniversary on which the insured is age 86.

     In any of these cases, you may elect to receive the cash value, transfer the cash value to the Enricher, or leave the cash value in the Equity Enricher. If you leave the cash value in the Equity Enricher, it will remain subject to applicable fees and charges. If investment performance is not sufficient to offset the amount of these expenses, the death benefit may decline or terminate.

  II.Your voluntary planned periodic payments must be at least:

     A. $250 annually ($100 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the base policy was issued).

     B. $125 semi-annually ($50 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the base policy was issued).

     C. $25 for all monthly methods of payment ($10 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the base policy was issued).

 III.Each unscheduled premium payment should be at least $250 ($100 for the Tower or Executive Series or where the insured was under age 18 when the base policy was issued).

  IV.During the first base policy year, we reserve the right to reject any amount that exceeds the cumulative amount of your first base policy year's voluntary planned periodic premiums.

  V. During the first base policy year, the maximum annual payment we permit is 15 times the nonsmoker standard annual premium (minus the base policy fee) set forth in your base policy.

  VI.After the first base policy year, the maximum payment we permit is the greater of

     A. 3 times the base policy's nonsmoker standard annual premium (minus the base policy fee) set forth in your base policy; or

     B. $5,000

 VII.We reserve the right to require evidence of insurability of premium payments that exceed both $25,000 and 2 times the greater of the total payments made in either of the prior two Policy years.

ALLOCATING EQUITY ENRICHER PREMIUMS
[SIDEBAR: Net premiums under Equity Enricher are your premium payments minus the charges we deduct from those premiums.]

You can instruct us to allocate your Equity Enricher premiums (after deduction of any charges) to either or both of the available separate account investment divisions on the Investment Start Date. The percentage of your allocation into each division must be at least 1% and must be a whole number. You can change this allocation (effective after the Investment Start Date) by giving us written notice at our Designated Office or in any other manner that we may permit.

SENDING COMMUNICATIONS AND PAYMENTS TO US

CONTACTING US

[SIDEBAR: You can contact us at our Designated Office.]
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; taking a partial withdrawal; surrendering your Policy or an Equity Option; making transfer requests; changing the benefit option to which you want to allocate your Policy credits; or changing the allocation between investment divisions for future premium payments that you make to Equity Enricher. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for any function not listed below or for any other inquiry.

                    FUNCTION                    DESIGNATED OFFICE
        ----------------------------------------------------------------
         Premium Payments                 MetLife P.O. Box 371487
                                            Pittsburgh, PA 15250-7487
        ----------------------------------------------------------------
         Payment Inquiries                MetLife, P.O. Box 30375,
                                            Tampa, FL 33630-3074
        ----------------------------------------------------------------
         Surrenders, Withdrawals, Loans,  MetLife, P.O. Box 336,
           Investment Division Transfers,   Warwick, R.I. 02887-0336
           Premium Reallocation
        ----------------------------------------------------------------
         Death Claims                     MetLife, P.O. Box 330,
                                            Warwick, R.I. 02887-0330
        ----------------------------------------------------------------
         Beneficiary & Assignment         MetLife, P.O. Box 313,
                                            Warwick, R.I. 02887-0313
        ----------------------------------------------------------------
         "Free Look" Cancellation         MetLife, 500 Schoolhouse Road,
                                            Johnstown, PA 15904
                                            Attn: Free Look
        ----------------------------------------------------------------
         Address Changes                  MetLife, 500 Schoolhouse Road,
                                            Johnstown, PA 15904
                                            Attn: Data Integrity
        ----------------------------------------------------------------
         Reinstatements                   MetLife, P.O. Box 30375,
                                            Tampa, FL 33630-3074


WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE

Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of a Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

A Valuation Date is each day on which the New York Stock Exchange is open for trading.

The initial effective time of your Equity Options' investment in the Separate Account is the Investment Start Date. The Investment Start Date is:

 . For Equity Additions, the credit payment date of the first base policy credit that is allocated to the option or, if sooner, the date of the first transfer of cash value to Equity Additions from the Fixed Additional Insurance Option.

 . For the Equity Enricher, the end of the first Valuation Date after the latest of:

   . The date we receive the first premium payment allocated to the Equity
     Enricher;

   . The 20th day following the Date of Policy indicated in the base policy; and

   . The 20th day following the date we receive the first full premium due for the base policy.

   Prior to the Investment Start Date, we will place in our general account any premium payments you make to the Equity Enricher. There it will earn a fixed rate of interest commencing with its date of receipt or, if later, the Date of Policy until the Investment Start Date.

THIRD PARTY REQUESTS

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right to not process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.

EQUITY OPTIONS INSURANCE PROCEEDS PAYABLE IF THE INSURED DIES

We will pay your beneficiary any insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death.

The beneficiary can receive the death benefit in a single sum or under various income plans described in the Statement of Additional Information. You may make this choice during the insured's lifetime. If you make no selection, we may place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal the Equity Option's death benefit.

EQUITY OPTIONS DEATH BENEFITS

The Equity Option's death benefit is:

.. the cash value (after we deduct the Mortality and Expense Risk and Administrative Services Charge and the Cost of Insurance Charge, pro rated for the appropriate period) at the end of the Valuation Period in which the insured dies; divided by

.. the net single premium for that day (see "Net Single Premium" below).

Any increase or decrease in the cash value of an Equity Option also will increase or decrease the death benefit that otherwise would apply. In such cases, the death benefit will change by a larger amount than does the cash value.

For example: the Equity Additions net single premium is .30142 at the base policy anniversary nearest a male insured's 40/th/ birthday. If the insured died on that date and the Equity Additions cash value was then $50,000, the Equity Additions death benefit would be $165,881 (i.e., $50,000 divided by ..30142). But if the Equity Additions cash value had been only $40,000, the Equity

Additions death benefit would have been only $132,705 (i.e., $40,000 divided by ..30142); and if the Equity Additions cash value had been $60,000, the Equity Additions death benefit would have been $199,058 (i.e., $60,000 divided by ..30142).

Any increases in death benefit due to an increase in the Equity Additions cash value will be partially or wholly offset (and any decreases will be accentuated) by the fact that the net single premium increases the longer your Policy is outstanding.

For example: in the example set out above, the Equity Additions net single premium for a 40 year old male insured was .30142, which resulted in a $165,888 death benefit, assuming a $50,000 cash value. If that same insured had instead been age 45, the net single premium would have been .35291, which would have resulted in an Equity Additions death benefit of only $141,679 (assuming the same $50,000 cash value). On the other hand, if the same insured had been only age 35, the net single premium would have been only .25594, which would have resulted in an Equity Additions death benefit of $195,358 (again, assuming the same $50,000 cash value).

Therefore, in order for your Equity Option death benefit to increase or remain constant, your Equity Option cash value must increase enough to compensate for the effect of the increases in net single premium. If your Equity Option cash value declines to zero (due to adverse investment results, transfers out of the Equity Option, the charges we deduct, and/or insufficient premium payments), your Equity Option death benefit also will be zero.

ALTERNATE DEATH BENEFIT THAT AUTOMATICALLY APPLIES IN SOME CASES

In no event will the Policy death benefit be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws (which calculation shall exclude coverage provided under the DWI benefit option).

CONDITIONAL GUARANTEED MINIMUM DEATH BENEFIT

[SIDEBAR: Equity Options offers a conditional guaranteed minimum death benefit.] We provide a conditional guaranteed minimum death benefit that will be in effect during the first 7 years of your base policy or another 7 year period beginning from any date your policy is "materially modified" (within the meaning of the tax law test discussed under "Federal Tax Matters-modified endowment contract status," below). During any such 7 year period, the conditional guaranteed minimum death benefit generally will equal the Equity Option's death benefit at the beginning of each such 7 year period. The guaranteed minimum death benefit ends:

.. if the Policy becomes a Modified Endowment Contract; or

.. for the Equity Additions, if you change your credit option to a different credit option for the next credit payment date.

The conditional guaranteed minimum death benefit is reduced for any:

.. loan;

.. withdrawal; or

.. cash value transfer from the Equity Option.

You should consult with your sales representative before taking any action listed above to find out whether (and by how much) the action will affect the conditional guaranteed minimum death benefit.


If your conditional guaranteed minimum death benefit is reduced or ends, your Policy may become a modified endowment contract.

EQUITY OPTIONS CASH VALUE
[SIDEBAR: Equity Options are designed to accumulate cash value.]

Your Equity Option's cash value equals the Separate Account cash value. The Separate Account cash value is allocated to each applicable investment division. An Equity Option's cash value is calculated as follows:

.. On the Investment Start Date, we will allocate your cash value to each applicable investment division.

.. Thereafter, at the end of each Valuation Period the cash value in the investment division will equal:

 . The cash value in the investment division at the beginning of the Valuation
   Period; plus

 . All Equity Option premiums (less any applicable charges) and cash value transfers that are directed into the investment division during the Valuation Period; minus

 . All partial cash withdrawals, loan amounts and cash value transfers out of the investment division during the Valuation Period; minus

 . The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

 . The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. We reserve the right to reduce the net investment return by a charge for taxes that may be imposed on us.

If your Equity Option has no cash value, we will not provide any insurance coverage under it, nor will we take a monthly deduction, until the Equity Option does have cash value.

SURRENDERS AND PARTIAL WITHDRAWALS FROM EQUITY OPTIONS

[SIDEBAR: You can surrender your Equity Option for its cash value.]
If you surrender (turn in) your Equity Option, you can choose to receive the option's cash value or have the proceeds transferred to any benefit option that is permitted to receive premiums at that time. In the event of such a transfer, any credit that might be payable on amounts in such option will be adjusted to reflect the timing of receipt of such transfer. We will deem your request for surrender of the base policy also to be a request for surrender of the Equity Option. You may receive the surrender proceeds in a single sum or under an income plan.

If you would like to make a partial withdrawal, you may direct from which Equity Option and/or investment division, where relevant, the amount will be taken. If you do not identify the part of your Policy from which you want your withdrawal to be taken, we will take it first from any available value in the parts of your policy other than the Equity Options. We will take from the Equity Options only that portion of the withdrawal request that remains after all of such other available value has been withdrawn. If you have both the Equity Additions and Equity Enricher in effect, we will take any withdrawals from your Equity Options first from Equity Additions, unless you have instructed otherwise. If you have cash value in both of the variable investment options under Equity Enricher, we will take any withdrawals from your Equity Enricher proportionately based on the allocation on file at the time of your request is received, unless you have instructed otherwise.

If you request a partial withdrawal of an amount that exceeds the cash value in the chosen Equity Option or investment division, we will tell you and we will honor your request only if you ask for a smaller withdrawal or a different allocation.

Before surrendering your Equity Option or requesting a partial withdrawal you should consider the following:


.. At least some amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See "Federal Tax Matters--Modified Endowment Contracts").


.. Your Policy could become a modified endowment contract.

.. For partial withdrawals, your death benefit will decrease.

.. In some cases you may be better off taking a Policy loan, rather than a withdrawal.

.. The conditional guaranteed minimum death benefit will be reduced by the same proportion as the withdrawal reduces the Equity Option's cash value.

TRANSFERRING CASH VALUE

[SIDEBAR: You may transfer cash value among the eligible portions of your Policy at any time.]
You may transfer cash value from an Equity Option to pay premiums, loan interest, or charges under the base policy. You can also make the following transfers:

.. For the Equity Additions, transfers can be made to or from the Fixed
  Additional Insurance credit option.

.. For the Equity Enricher, transfers can be made between the available investment divisions and/or between the Equity Enricher and the Enricher.

We will adjust any credit that would be due under a Policy part to reflect the timing and effect of any transfer. Any transfer will reduce the conditional guaranteed minimum death benefit if, and in the same proportion as, it reduces the Equity Options' cash value. There is no charge for cash value transfers.

If you would like to make a transfer, you must indicate which investment division, where relevant, and which Policy parts are involved in the transfer. Transfers among the investment divisions and transfers between an Equity Option and any other Policy part are not currently taxable transactions.


We have policies and procedures that attempt to detect transfer activity that may adversely affect other Policy owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Policy owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular investment divisions made by Policy owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable policies and investment divisions and may be more restrictive with regard to certain policies or investment divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners or Portfolio shareholders. In addition, we cannot guarantee that the Portfolios will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Portfolios.



Our policies and procedures may result in restrictions being applied to Policy owner(s). These restrictions may include:



.. requiring you to send us by U.S. mail a signed, written request to make transfers;



.. establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests or removing the availability of these means for making transfers;



.. limiting the number of transfers you may make each Policy Year;



.. charging a transfer or collecting a fund redemption fee;



.. denying a transfer request from an authorized third party acting on behalf of multiple Policy owners; and



.. imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Policy owners.



If restrictions are imposed on a Policy owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.







AUTOMATED TRANSFERS


We may in the future allow you to make automatic transfers of Equity Option cash values to pay the base policy premiums. If we do, we will set forth the terms and conditions in the forms we provide to you to establish the automatic transfers.

TRANSFERS BY TELEPHONE

We may, if permitted by state law, allow you to make transfer requests and changes to allocations of Equity Enricher premiums by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures apply:

 . We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.

 . We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.

 . All telephone calls will be recorded.

 . You will receive a written confirmation of any transaction.

 . Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

 . You should contact our Designated Office with any questions regarding the procedures.

BORROWING FROM YOUR POLICY

[SIDEBAR: You can borrow from us and use your Policy as security for the loan.] You may obtain a loan from us whenever your Policy has a loan value. The loan value equals the Policy cash value less the anticipated loan interest for the remainder of that base policy year. We will take the loan from available cash value in accordance with our administrative procedures that are in effect at the time you take the loan.

As of the Date of Receipt, for any loan request that affects an Equity Option, we will:

.. Remove an amount equal to the loan from your Equity Option . We will place an equal amount in the Fixed Additional Insurance option (if the loan is from Equity Additions) or in the Enricher (if the loan is from the Equity Enricher), where it will accumulate in accordance with the terms of whichever of those options we have placed it in.

.. Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. Your interest payments are due at the end of each Policy year. If you don't pay the interest, we will treat it as a new Policy loan, which will be taken from available cash value in accordance with our administrative procedures that are in effect at the time. The interest rate charged for a base policy year will never be more than the maximum allowed by law and will generally be the greater of:

 . the published monthly average for the calendar month ending two months before the start of such year; or

 . the rate used to calculate the guaranteed cash value of the base policy and its riders for the base policy year plus 1%.

The published monthly average means (a) Moody's Corporate Bond Yield Average Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor service; or (b) If the Moody's average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which the base policy is delivered.

Repaying your loans (plus accrued interest) is done by sending in payments of at least $50. We will allocate your repayment to the fixed additional insurance benefit rider to which we had transferred the Equity Options cash value that you used as security for your loan. You may then transfer such repaid amount to your Equity Option at any time.

Before taking a Policy loan, you should consider the following:

.. Interest payments on loans are generally not deductible for tax purposes.

.. Under certain situations, Policy loans could be considered taxable distributions.

.. If you surrender your Policy or if we terminate your Policy, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. Generally, there will be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. (See "Federal Tax Matters--Loans" below.) In addition, the amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

.. A Policy loan increases the chances of our terminating your Policy due to insufficient cash value.

.. An Equity Option's conditional guaranteed minimum death benefit will be reduced by the same proportion as the loan reduces the Equity Option's cash value.


.. Your Policy's death benefit will be reduced by any unpaid loan (plus any accrued and unpaid interest).


.. The amount taken from your Equity Options' cash value, as a result of a loan does not participate in the investment experience of the investment divisions. Therefore, a loan can permanently affect the death benefit and cash value of the Equity Options, even if they are repaid.


.. Under some circumstances, the existence of a Policy loan can limit the amount of your Equity Option's cash value that is permitted to be surrendered or withdrawn.


EQUITY OPTIONS TERMINATION AND REINSTATEMENT

TERMINATION

We will terminate Equity Options if you are not making sufficient premium payments under the base policy or if you reduce your base policy face amount of insurance below $50,000 ($100,000 for policies issued prior to July 1, 1997). We will terminate your base policy if we do not receive sufficient premium payments (or sufficient loan repayments so that the loan portion does not exceed the cash value of the Policy) by the end of a 31 day grace period. If the insured dies during the grace period, the insurance proceeds will still be payable, but we will deduct any due and unpaid base policy premiums and any Policy loan and loan interest from the proceeds.

At the end of the grace period, if you have elected to do so, and if there is sufficient cash value in your Equity Option to do so, we will pay your premium from the Equity Option cash value through an automatic loan feature. If the automatic loan feature is not used to pay the base policy premium and the Policy is terminated, we will transfer your Equity Additions cash value into the Fixed Additional Insurance option and your Equity Enricher cash value into the Enricher in accordance with your Policy's provisions and our administrative practices.

REINSTATEMENT

We will reinstate (put back in force) the Equity Option if we reinstate your base policy. The reinstated Equity Option will have no cash value until an Equity Option premium payment or a permitted transfer into an Equity Option is made. We will reinstate your base policy subject to certain terms and conditions that the base policy provides. We must receive your reinstatement request within 3 years (or within any longer period provided by state law) after the end of the base policy's grace period and before its Final Date.

CHARGES AND DEDUCTIONS YOU PAY FOR EQUITY OPTIONS

[SIDEBAR: Carefully review the "Fee Tables" that set forth the charges that you pay under the Equity Options.]
The Equity Option charges compensate us for our expenses and risks. The name of a charge can suggest the purposes for which the charge is imposed. For example, the "sales charge" for the Equity Enricher is designed primarily to defray commissions and other costs of marketing that Option. However, our revenues from any particular Equity Option charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one Equity Options charge to pay other costs and expenses in connection with the Equity Options. We may also profit from our revenues from all the Equity Options charges combined.

The following sets forth additional information about the Equity Options charges.

DEDUCTIONS FROM PREMIUMS--EQUITY ENRICHER ONLY

Sales charge:  We deduct a 2.00% sales charge from each premium.

Charge for average expected state taxes attributable to premiums: We deduct 2.00% from each premium to reimburse us for the state and local taxes that we must pay based on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

Federal tax charge: We deduct 1.00% from each premium to reimburse us for our estimate of the Federal income tax liability related to premiums.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION

We deduct the monthly deduction as of each base policy monthly anniversary, beginning with the first base policy month during which an Equity Option is in effect. We take the monthly deduction from each investment division you are using, in proportion to the Equity Option's Cash Value in that investment division. If there is no cash value in the Equity Option, there is no insurance coverage provided under the Option and therefore no monthly deduction is due.

Cost of insurance: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying the applicable cost of insurance percent by the cash value at the end of the prior Policy month.

.. The cost of insurance percent is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age, smoking status and rate class. The percentages will never exceed the guaranteed cost of insurance percentages set forth in your Equity Option rider. These guaranteed percentages are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex (if permitted by law), age and rate class. Our current percentages are lower than the maximums in most cases. We review our percentages periodically and may adjust them, but we will apply the same percentages to everyone who has had their Equity Option for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance percentage increases each year you own your Equity Option, as the insured's age increases.

 . Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and, if the insured is 18 or older, we divide rate class by smoking status). The insured's rate class will affect your charge for insurance coverage.

 . The cash value of an Equity Option (to which the cost of insurance percent is applied) depends on a number of factors that are discussed below under "Equity Options Cash Value." The amounts that you allocate to your Equity Options and any favorable investment performance on those amounts will tend to make such cash value go up. On the other hand, poor investment performance, the charges that we deduct each month, and any withdrawals or loans you take from Your Equity Options cash value tend to make that cash value go down.

Mortality and expense risk and administrative services charge: We make this monthly charge primarily to compensate us for:

 . expenses we incur in the administration of the Equity Option

 . mortality risks that insureds may live for a shorter period than we expect;
   and

 . expense risks that our issuing and administrative expenses may be higher than we expect.

The amount of the charge is lower if the base policy's face amount is at least $250,000 at the date we calculate the charge. Therefore, changes you make in your base policy's face amount could affect the rate at which this charge applies to you.

CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Charges for Income Taxes: In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies' cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.

Portfolio Expenses: There are daily charges against each Portfolio's assets for investment advisory services and fund operating expenses. These are described under "Fee Tables--Annual Portfolio Operating Expenses" in this prospectus as well as in the Fund prospectuses attached to this prospectus.


VARIATIONS IN CHARGES



We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Equity Options are sold, (2) differences in actual or expected risks, expenses, persistency of the Equity Options or mortality experience among different categories of purchasers or insureds, and (3) changes in Equity Options pricing that we may implement from time to time. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Equity Options as well as to Equity Options issued in the future, except that the changes under any Equity Option may never exceed the maximums therein.


NET SINGLE PREMIUM

The net single premium varies from day to day and is based on the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex (if permitted by law), age and, in the case of Equity Additions, whether the cash value originally came from the base policy or from Enricher. To determine a death benefit, we divide an Equity Option's cash value by the net single premium. While it is not a charge or expense, the lower the net single premium, the higher the death benefit, and vice versa. The net single premium under your Equity Option will increase each month, as the insured grows older. The amount of your net single premium for each month is prescribed in the Equity Option itself and we will not alter such amounts.

FEDERAL TAX MATTERS

[SIDEBAR: You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy.]

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change the coverage provided by the base policy or the benefit options, take a loan or withdrawal, or assign or surrender the Policy.


INSURANCE PROCEEDS

.. Generally excludable from your beneficiary's gross income.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors including the estate size.

.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)


.. You are generally not taxed on your cash value (except with respect to the DWI option) until you withdraw it or surrender your Policy. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

.. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

.. For income tax purposes, if you surrender an Equity Option for its cash value but the base policy remains in force, you will be considered to have made a partial withdrawal.

SPLIT DOLLAR INSURANCE PLANS

The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.


The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.


Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

LOANS


.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.


.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation, lapse or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, canceled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceed tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

If your Policy is considered a modified endowment contract the following applies:

.. The death benefit will generally be income tax free to your beneficiary, as discussed above.


.. Amounts withdrawn or distributed before the insured's death, including
  (without limitation) loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in your Policy). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.


.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Equity Options. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

.. Possible taxation of cash value transfers among the options within the Policy.

.. Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

.. Possible changes in the tax treatment of Policy benefits and rights.

FOREIGN TAX CREDITS

To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:

.. Operating the Separate Account in any other form that is permitted by applicable law.

.. Changes to obtain or continue exemptions from the 1940 Act.

.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

.. Substituting Fund shares in an investment division for shares of another portfolio of the Fund or another fund or investment permitted by law.

.. Changing the way we assess charges without exceeding the aggregate amount of the Equity Option's guaranteed maximum charges.

.. Making any necessary technical changes to the Policy to conform it to the changes we have made.

OTHER POLICY PROVISIONS

[SIDEBAR: Carefully review your Policy which contains a full discussion of all its provisions.]
You should read your Policy, including the Equity Options riders, for a full discussion of their provisions. The following is a brief discussion of some of the provisions that you should consider:

"FREE LOOK" PERIOD TO CANCEL YOUR POLICY

You can return the Policy during this period. The period is the later of:

.. 10 days after you receive the Policy (unless state law requires your Policy to specify a longer period); and

.. 45 days after the completed application is signed (in the case of tele-underwritten policies, 45 days after the preliminary application is signed).

If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.

SUICIDE

If the insured commits suicide within the first two base policy years (or any different period specified in your base policy, if required by state law), your beneficiary will receive all premiums paid to the Policy (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken.

ASSIGNMENT AND CHANGE OF OWNERSHIP

You can designate a new owner or otherwise assign an Equity Option only as part of an assignment of your Policy. You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

PAYMENT AND DEFERMENT

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

.. The New York Stock Exchange has an unscheduled closing.

.. There is an emergency so that we could not reasonably determine the investment experience of an Equity Option.

.. The Securities and Exchange Commission by order permits us to do so for the protection of Equity Option owners (provided that the delay is permitted under New York State insurance law and regulations).

.. With respect to the insurance proceeds, entitlement to a payment is being questioned or is uncertain.

.. We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

DIVIDENDS

The Equity Options are "nonparticipating," which means they are not eligible for dividends from us and do not share in any distributions of our surplus.

SALES AND ADMINISTRATION OF THE POLICIES

[SIDEBAR: We perform the sales and administrative services for the Policies.] We serve as the "principal underwriter," as defined in the 1940 Act, for the Equity Options. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.

DISTRIBUTING THE POLICIES


We sell the Equity Options through licensed life insurance sales representatives:



.. Registered through us or through a broker-dealer wholly owned by us; or



.. Registered through other broker-dealers



COMMISSIONS AND OTHER COMPENSATION



We pay commissions and other compensation to sales representatives registered through us or to the broker dealer through which they are registered, for the sale of our products. The commissions and other payments described below do not result in a charge against the Equity Options in addition to the charges already described elsewhere in this prospectus. We may require all or part of the commissions to be returned to us if you either make a withdrawal from your Equity Enricher or the base policy terminates.

Payments to MetLife sales representatives



MetLife sales representatives are sales representatives registered through us or through MetLife Securities, Inc., a wholly owned broker-dealer. MetLife sales representatives may be career sales representatives who are employees of MetLife or brokers who are not employees of MetLife.



We do not pay commissions for the sale of the Equity Additions. However, MetLife sales representatives who write the Policy receive compensation calculated by adding the cash value in the Policy and in certain other products offered by us and our affiliates. This compensation will not exceed .15% per year of the total aggregate cash value. For Policies issued after January 1, 2003, we do not pay this compensation. We pay commissions on the sale of the base policy and certain riders.



We pay a maximum commission on the Equity Enricher of 2% of the gross amount paid for each premium payment.



We make additional payments for the sale of the Equity Options to the field managers of a MetLife sales representative and to the business unit responsible for the operation of our distribution system. Payments to the field managers vary and depend on many factors including the commissions paid to the MetLife sales representative who sold the Equity Options, the commissions paid to other MetLife sales representatives the field manager supervises and the amount of proprietary and non-proprietary products sold by the MetLife sales representative that the field managers supervise. Field managers may be eligible for additional compensation based on the sales production of the MetLife sales representatives the field managers supervise. This additional compensation may include cash compensation such as stock options, insurance benefits and other benefits and non-cash compensation such as conferences.



MetLife sales representatives may also be eligible for bonuses, stock options, training allowances, supplemental salary, financing arrangements, insurance benefits, and other benefits. Formulas determine the amount of this additional compensation. These formulas are based on many factors including the type of product and the amount of MetLife proprietary products sold. The sale of MetLife proprietary products increases the amount of additional compensation that a MetLife sales representative will receive. MetLife career sales representatives must meet a minimum level of sales of proprietary products in order to maintain employment with us.



MetLife sales representatives are also eligible for various non-cash compensation programs that MetLife offers, such as conferences, trips, prizes and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Payments to broker-dealers.



We pay compensation for the sale of the Equity Options by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Equity Options is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by MetLife sales representatives. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Equity Options. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated broker-dealers. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of an Equity Option.




LEGAL PROCEEDINGS

MetLife, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, MetLife believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it or the Separate Account.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

EXPERTS


The financial statements included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is 201 E. Kennedy Boulevard, Tampa, Florida 33602.



Marian Zeldin, FSA, MAAA, Vice-President and Actuary of MetLife has examined actuarial matters included in the registration statement, as stated in her opinion filed as an exhibit to the registration statement.


Personalized illustrations can help you understand how your Policy values can vary.


ILLUSTRATION OF EQUITY OPTIONS BENEFITS



In order to help you understand how your Equity Options values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have included an example of such an illustration for Equity Enricher as Appendix A to this prospectus.

FINANCIAL STATEMENTS


The financial statements of the Separate Account are attached to this prospectus. You can find the financial statements of MetLife in the Statement of Additional Information referred to on the page following Appendix A. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

                                  APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The tables in this Appendix A illustrate the way Equity Enricher works based on assumptions about investment returns and the insured's characteristics. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a $1,000 contribution to Equity Enricher in the first policy year of a $250,000 base policy for a male aged 40. The insured is assumed to be in the nonsmoker preferred class. The tables assume no other rider benefits. Values are first given based on current cost of term insurance and other Equity Enricher charges and then based on the guaranteed maximums for such charges.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period,
(ii) the timing or amounts of premiums are other than as illustrated, or (iii) cash values were allocated differently among individual investment divisions with varying rates of return. They would also differ if a loan or partial withdrawal were made from Equity Enricher during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued in situations where distinctions between male and female insureds are not permitted. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary for the Equity Enricher to provide a death benefit for the periods shown or to realize the values shown on particular illustrations even if the average rate of return is achieved.

The death benefits and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) monthly deductions of charges for the cost of insurance and mortality and expense risks. (See "Charges and Deductions You Pay.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .54% of the average daily net assets of the Portfolios. This average does not reflect expense reimbursements and subsidies by the investment advisers of certain Portfolios. (See "Annual Portfolio Operating Expenses.")

The gross rates of return used in the illustration do not reflect the deductions of the charges and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment return at constant annual rates of .-54%, 5.43% and 9.41%, respectively.

If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium schedule you request. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables below. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                EQUITY ENRICHER (VARIABLE ADDITIONAL BENEFITS)

                               MALE ISSUE AGE 40

                              $1,000 PREMIUM FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK

                             $250,000 BASE POLICY





        THIS ILLUSTRATION IS BASED ON CURRENT EQUITY ENRICHER CHARGES.



                                         DEATH BENEFIT          CASH VALUE
                                       ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL
                                          GROSS ANNUAL         GROSS ANNUAL
                                       RATE OF RETURN OF     RATE OF RETURN OF
                               ANNUAL  --------------------- ---------------------
      END OF BASE POLICY YEAR PAYMENTS  0%     6%     10%    0%     6%      10%
      ----------------------- -------- -----  -----  ------   ---   -----  ------
                 1             $1,000  3,018  3,201   3,322  939     996    1,034
                 2                  0  2,891  3,250   3,501  929   1,044    1,125
                 3                  0  2,769  3,300   3,691  918   1,094    1,224
                 4                  0  2,652  3,352   3,891  907   1,147    1,331
                 5                  0  2,541  3,406   4,103  897   1,202    1,448
                 6                  0  2,435  3,461   4,327  886   1,259    1,575
                 7                  0  2,334  3,516   4,564  875   1,319    1,712
                 8                  0  2,237  3,574   4,815  865   1,382    1,862
                 9                  0  2,144  3,633   5,080  854   1,447    2,024
                10                  0  2,056  3,693   5,360  844   1,515    2,200
                15                  0  1,670  4,021   7,031  791   1,904    3,329
                20                  0  1,364  4,401   9,272  737   2,379    5,011
                25                  0  1,121  4,850  12,309  683   2,958    7,506
                30                  0    927  5,375  16,436  629   3,648   11,156
                35                  0    770  5,985  22,049  573   4,454   16,408
                40                  0    643  6,702  29,748  515   5,370   23,838
                45                  0    538  7,517  40,205  457   6,394   34,200
                50                  0    452  8,457  54,503  401   7,528   48,515
                55                  0    377  9,476  73,583  352   8,860   68,808





IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE TIMING OR AMOUNTS OF PREMIUM PAYMENTS CHOSEN BY THE POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT DIVISIONS SELECTED FOR THE POLICY. THE DEATH BENEFIT AND CASH VALUE FOR EQUITY ENRICHER WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE ALLOCATED TO THE EQUITY ENRICHER CASH VALUE DURING THE PERIOD. NO REPRESENTATION CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                EQUITY ENRICHER (VARIABLE ADDITIONAL BENEFITS)

                               MALE ISSUE AGE 40

                              $1,000 PREMIUM FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK

                             $250,000 BASE POLICY





       THIS ILLUSTRATION IS BASED ON GUARANTEED EQUITY ENRICHER CHARGES.



                                         DEATH BENEFIT          CASH VALUE
                                       ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL
                                          GROSS ANNUAL         GROSS ANNUAL
                                       RATE OF RETURN OF     RATE OF RETURN OF
                               ANNUAL  --------------------- ---------------------
      END OF BASE POLICY YEAR PAYMENTS  0%     6%     10%    0%     6%      10%
      ----------------------- -------- -----  -----  ------   ---   -----  ------
                1              $1,000  2,999  3,180   3,301  933     990    1,027
                2                   0  2,854  3,208   3,457  917   1,031    1,111
                3                   0  2,715  3,237   3,620  900   1,073    1,200
                4                   0  2,583  3,266   3,791  884   1,117    1,297
                5                   0  2,458  3,295   3,970  867   1,163    1,401
                6                   0  2,338  3,324   4,157  851   1,210    1,513
                7                   0  2,225  3,354   4,354  835   1,258    1,633
                8                   0  2,117  3,384   4,559  818   1,308    1,763
                9                   0  2,014  3,414   4,774  802   1,360    1,902
                10                  0  1,916  3,444   4,999  786   1,413    2,052
                15                  0  1,494  3,600   6,295  707   1,704    2,981
                20                  0  1,165  3,763   7,928  629   2,033    4,285
                25                  0    908  3,933   9,985  553   2,398    6,089
                30                  0    708  4,112  12,581  480   2,791    8,539
                35                  0    553  4,304  15,867  411   3,202   11,808
                40                  0    432  4,514  20,056  346   3,617   16,071
                45                  0    339  4,749  25,430  288   4,039   21,632
                50                  0    268  5,025  32,426  238   4,472   28,864
                55                  0    212  5,330  41,454  198   4,984   38,764



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE TIMING OR AMOUNTS OF PREMIUM PAYMENTS CHOSEN BY THE POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT DIVISIONS SELECTED FOR THE POLICY. THE DEATH BENEFIT AND CASH VALUE FOR EQUITY ENRICHER WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE ALLOCATED TO THE EQUITY ENRICHER CASH VALUE DURING THE PERIOD. NO REPRESENTATION CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Additional information about the Equity Options and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 800-MET-5000, or by logging on to our website at www.metlife.com.


For current information about your Equity Option values, for transfers and premium reallocations, to change or update Equity Option information such as your billing address, billing mode, beneficiary or ownership, for information about other Equity Option transactions, and to ask questions about your Equity Option, you may call our TeleService Center at 800-MET-5000.


You may also obtain, without charge, a personalized illustration of death benefits and cash values by contacting your sales representative.


This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Equity Options and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.


MetLife was formed under the laws of New York State in 1868. MetLife Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately 13 million households in the United States and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S. the MetLife companies have international insurance operations in 10 countries serving approximately 8 million customers.


For more information about MetLife, please visit our website at www.metlife.com.



FILE NO. 811-6025

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of
Metropolitan Life Separate Account UL
and the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of each of the investment divisions (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company ("Metropolitan Life") as of December 31, 2003, and the related statements of operations and statements of changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the investment divisions comprising the Separate Account of Metropolitan Life as of December 31, 2003, the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

April 16, 2004

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003

                                                           State Street        State Street        State Street
                                                             Research            Research            Research
                                                         Investment Trust       Diversified      Aggressive Growth
                                                        Investment Division Investment Division Investment Division
                                                        ------------------- ------------------- -------------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (14,863,974 Shares; cost $441,842,964)................  $     366,694,241   $              --   $              --
State Street Research Diversified Portfolio
 (19,105,895 Shares; cost $308,822,843)................                 --         289,072,197                  --
State Street Research Aggressive Growth Portfolio
 (10,426,099 Shares; cost $247,124,703)................                 --                  --         187,148,479
MetLife Stock Index Portfolio
 (15,492,994 Shares; cost $471,480,310)................                 --                  --                  --
FI International Stock Portfolio
 (4,453,384 Shares; cost $49,092,645)..................                 --                  --                  --
Janus Mid Cap Portfolio
 (13,049,904 Shares; cost $245,811,880)................                 --                  --                  --
T. Rowe Price Small Cap Growth Portfolio
 (5,028,788 Shares; cost $60,709,864)..................                 --                  --                  --
Scudder Global Equity Portfolio
 (2,503,741 Shares; cost $28,862,268)..................                 --                  --                  --
Harris Oakmark Large Cap Value Portfolio
 (3,104,521 Shares; cost $33,265,016)..................                 --                  --                  --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,781,579 Shares; cost $24,876,339)..................                 --                  --                  --
T. Rowe Price Large Cap Growth Portfolio
 (2,868,134 Shares; cost $31,282,336)..................                 --                  --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 (5,026,722 Shares; cost $53,380,037)..................                 --                  --                  --
Morgan Stanley EAFE Index Portfolio
 (2,459,540 Shares; cost $19,855,278)..................                 --                  --                  --
Russell 2000 Index Portfolio
 (2,317,218 Shares; cost $22,079,290)..................                 --                  --                  --
Met/Putnam Voyager Portfolio
 (1,900,061 Shares; cost $8,302,977)...................                 --                  --                  --
State Street Research Aurora Portfolio
 (3,401,875 Shares; cost $44,584,567)..................                 --                  --                  --
MetLife Mid Cap Stock Index Portfolio
 (2,344,249 Shares; cost $23,095,881)..................                 --                  --                  --
Franklin Templeton Small Cap Growth Portfolio
 (327,356 Shares; cost $2,499,796).....................                 --                  --                  --
State Street Research Large Cap Value Portfolio
 (104,079 Shares; cost $957,558).......................                 --                  --                  --
Davis Venture Value Portfolio
 (965,333 Shares; cost $21,277,385)....................                 --                  --                  --
Loomis Sayles Small Cap Portfolio
 (23,295 Shares; cost $3,717,206)......................                 --                  --                  --
Alger Equity Growth Portfolio
 (263,538 Shares; cost $4,582,005).....................                 --                  --                  --
MFS Investors Trust Portfolio
 (186,025 Shares; cost $1,391,215).....................                 --                  --                  --
MFS Research Managers Portfolio
 (79,153 Shares; cost $613,213)........................                 --                  --                  --
State Street Research Bond Income Portfolio
 (837,355 Shares; cost $89,830,207)....................                 --                  --                  --
FI Structured Equity Portfolio
 (3,215 Shares; cost $454,116).........................                 --                  --                  --
Harris Oakmark Focused Value Portfolio
 (115,466 Shares; cost $21,015,539)....................                 --                  --                  --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (409,695 Shares; cost $4,866,132).....................                 --                  --                  --
Salomon Brothers U.S. Government Portfolio
 (592,211 Shares; cost $7,267,172).....................                 --                  --                  --
State Street Research Money Market Portfolio
 (273,528 Shares; cost $27,352,817)....................                 --                  --                  --
FI Mid Cap Opportunities Portfolio
 (96,616 Shares; cost $916,740)........................                 --                  --                  --
                                                         -----------------   -----------------   -----------------
Total Investments......................................        366,694,241         289,072,197         187,148,479
Cash and Accounts Receivable...........................            393,060                  --             119,894
                                                         -----------------   -----------------   -----------------
Total Assets...........................................        367,087,301         289,072,197         187,268,373
LIABILITIES............................................
Due to/From Metropolitan Life Insurance Company........                 --              38,810                  --
                                                         -----------------   -----------------   -----------------
NET ASSETS.............................................       $367,087,301        $289,033,387        $187,268,373
                                                         =================   =================   =================
Outstanding Units (In Thousands).......................             16,151              12,881              11,833
Unit Values............................................   $10.57 to $33.12    $11.79 to $30.64    $11.71 to $16.87

                                                              MetLife
                                                            Stock Index
                                                        Investment Division
                                                        -------------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (14,863,974 Shares; cost $441,842,964)................  $             --
State Street Research Diversified Portfolio
 (19,105,895 Shares; cost $308,822,843)................                --
State Street Research Aggressive Growth Portfolio
 (10,426,099 Shares; cost $247,124,703)................                --
MetLife Stock Index Portfolio
 (15,492,994 Shares; cost $471,480,310)................       456,268,669
FI International Stock Portfolio
 (4,453,384 Shares; cost $49,092,645)..................                --
Janus Mid Cap Portfolio
 (13,049,904 Shares; cost $245,811,880)................                --
T. Rowe Price Small Cap Growth Portfolio
 (5,028,788 Shares; cost $60,709,864)..................                --
Scudder Global Equity Portfolio
 (2,503,741 Shares; cost $28,862,268)..................                --
Harris Oakmark Large Cap Value Portfolio
 (3,104,521 Shares; cost $33,265,016)..................                --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,781,579 Shares; cost $24,876,339)..................                --
T. Rowe Price Large Cap Growth Portfolio
 (2,868,134 Shares; cost $31,282,336)..................                --
Lehman Brothers Aggregate Bond Index Portfolio
 (5,026,722 Shares; cost $53,380,037)..................                --
Morgan Stanley EAFE Index Portfolio
 (2,459,540 Shares; cost $19,855,278)..................                --
Russell 2000 Index Portfolio
 (2,317,218 Shares; cost $22,079,290)..................                --
Met/Putnam Voyager Portfolio
 (1,900,061 Shares; cost $8,302,977)...................                --
State Street Research Aurora Portfolio
 (3,401,875 Shares; cost $44,584,567)..................                --
MetLife Mid Cap Stock Index Portfolio
 (2,344,249 Shares; cost $23,095,881)..................                --
Franklin Templeton Small Cap Growth Portfolio
 (327,356 Shares; cost $2,499,796).....................                --
State Street Research Large Cap Value Portfolio
 (104,079 Shares; cost $957,558).......................                --
Davis Venture Value Portfolio
 (965,333 Shares; cost $21,277,385)....................                --
Loomis Sayles Small Cap Portfolio
 (23,295 Shares; cost $3,717,206)......................                --
Alger Equity Growth Portfolio
 (263,538 Shares; cost $4,582,005).....................                --
MFS Investors Trust Portfolio
 (186,025 Shares; cost $1,391,215).....................                --
MFS Research Managers Portfolio
 (79,153 Shares; cost $613,213)........................                --
State Street Research Bond Income Portfolio
 (837,355 Shares; cost $89,830,207)....................                --
FI Structured Equity Portfolio
 (3,215 Shares; cost $454,116).........................                --
Harris Oakmark Focused Value Portfolio
 (115,466 Shares; cost $21,015,539)....................                --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (409,695 Shares; cost $4,866,132).....................                --
Salomon Brothers U.S. Government Portfolio
 (592,211 Shares; cost $7,267,172).....................                --
State Street Research Money Market Portfolio
 (273,528 Shares; cost $27,352,817)....................                --
FI Mid Cap Opportunities Portfolio
 (96,616 Shares; cost $916,740)........................                --
                                                         ----------------
Total Investments......................................       456,268,669
Cash and Accounts Receivable...........................           845,678
                                                         ----------------
Total Assets...........................................       457,114,347
LIABILITIES............................................
Due to/From Metropolitan Life Insurance Company........                --
                                                         ----------------
NET ASSETS.............................................      $457,114,347
                                                         ================
Outstanding Units (In Thousands).......................            25,747
Unit Values............................................   $9.58 to $29.26


                      See Notes to Financial Statements.

FI International      Janus        T. Rowe Price         Scudder       Harris Oakmark   Neuberger Berman   T. Rowe Price
     Stock           Mid Cap      Small Cap Growth    Global Equity    Large Cap Value  Partners Mid Cap  Large Cap Growth
   Investment       Investment       Investment        Investment        Investment     Value Investment     Investment
    Division         Division         Division          Division          Division          Division          Division
---------------- ---------------- ----------------- ----------------- ----------------- ----------------- ----------------
$             -- $             -- $              -- $              -- $              -- $              -- $             --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
      43,910,364               --                --                --                --                --               --
              --      182,829,152                --                --                --                --               --
              --               --        61,703,229                --                --                --               --
              --               --                --        28,617,758                --                --               --
              --               --                --                --        37,440,522                --               --
              --               --                --                --                --        30,910,402               --
              --               --                --                --                --                --       33,385,077
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
              --               --                --                --                --                --               --
---------------- ---------------- ----------------- ----------------- ----------------- ----------------- ----------------
      43,910,364      182,829,152        61,703,229        28,617,758        37,440,522        30,910,402       33,385,077
          73,925        1,248,936           139,936            77,960            63,107            35,149          135,257
---------------- ---------------- ----------------- ----------------- ----------------- ----------------- ----------------
      43,984,289      184,078,088        61,843,165        28,695,718        37,503,629        30,945,551       33,520,334
              --               --                --                --                --                --               --
---------------- ---------------- ----------------- ----------------- ----------------- ----------------- ----------------
$     43,984,289 $    184,078,088 $      61,843,165 $      28,695,718 $      37,503,629 $      30,945,551 $     33,520,334
================ ================ ================= ================= ================= ================= ================
           3,484           13,348             4,703             2,140             3,060             1,946            3,290
 $9.92 to $13.85  $5.69 to $16.17  $12.64 to $14.08  $12.92 to $14.39  $11.53 to $14.56  $13.86 to $19.29  $8.23 to $12.13


Lehman Brothers
 Aggregate Bond
Index Investment
    Division
-----------------

$              --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
       54,942,071
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
-----------------
       54,942,071
           52,236
-----------------
       54,994,307
               --
-----------------
$      54,994,307
=================
            4,064
 $12.77 to $13.67

                      See Notes to Financial Statements.

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003


                                                         Morgan Stanley    Russell 2000      Met/Putnam      State Street
                                                           EAFE Index         Index           Voyager       Research Aurora
                                                           Investment       Investment       Investment       Investment
                                                            Division         Division         Division         Division
                                                        ---------------- ----------------- --------------- -----------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (14,863,974 Shares; cost $441,842,964)................ $             -- $              -- $            -- $              --
State Street Research Diversified Portfolio
 (19,105,895 Shares; cost $308,822,843)................               --                --              --                --
State Street Research Aggressive Growth Portfolio
 (10,426,099 Shares; cost $247,124,703)................               --                --              --                --
MetLife Stock Index Portfolio
 (15,492,994 Shares; cost $471,480,310)................               --                --              --                --
FI International Stock Portfolio
 (4,453,384 Shares; cost $49,092,645)..................               --                --              --                --
Janus Mid Cap Portfolio
 (13,049,904 Shares; cost $245,811,880)................               --                --              --                --
T. Rowe Price Small Cap Growth Portfolio
 (5,028,788 Shares; cost $60,709,864)..................               --                --              --                --
Scudder Global Equity Portfolio
 (2,503,741 Shares; cost $28,862,268)..................               --                --              --                --
Harris Oakmark Large Cap Value Portfolio
 (3,104,521 Shares; cost $33,265,016)..................               --                --              --                --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,781,579 Shares; cost $24,876,339)..................               --                --              --                --
T. Rowe Price Large Cap Growth Portfolio
 (2,868,134 Shares; cost $31,282,336)..................               --                --              --                --
Lehman Brothers Aggregate Bond Index Portfolio
 (5,026,722 Shares; cost $53,380,037)..................               --                --              --                --
Morgan Stanley EAFE Index Portfolio
 (2,459,540 Shares; cost $19,855,278)..................       24,103,487                --              --                --
Russell 2000 Index Portfolio
 (2,317,218 Shares; cost $22,079,290)..................               --        27,690,757              --                --
Met/Putnam Voyager Portfolio
 (1,900,061 Shares; cost $8,302,977)...................               --                --       8,588,274                --
State Street Research Aurora Portfolio
 (3,401,875 Shares; cost $44,584,567)..................               --                --              --        56,539,160
MetLife Mid Cap Stock Index Portfolio
 (2,344,249 Shares; cost $23,095,881)..................               --                --              --                --
Franklin Templeton Small Cap Growth Portfolio
 (327,356 Shares; cost $2,499,796).....................               --                --              --                --
State Street Research Large Cap Value Portfolio
 (104,079 Shares; cost $957,558).......................               --                --              --                --
Davis Venture Value Portfolio
 (965,333 Shares; cost $21,277,385)....................               --                --              --                --
Loomis Sayles Small Cap Portfolio
 (23,295 Shares; cost $3,717,206)......................               --                --              --                --
Alger Equity Growth Portfolio
 (263,538 Shares; cost $4,582,005).....................               --                --              --                --
MFS Investors Trust Portfolio
 (186,025 Shares; cost $1,391,215).....................               --                --              --                --
MFS Research Managers Portfolio
 (79,153 Shares; cost $613,213)........................               --                --              --                --
State Street Research Bond Income Portfolio
 (837,355 Shares; cost $89,830,207)....................               --                --              --                --
FI Structured Equity Portfolio
 (3,215 Shares; cost $454,116).........................               --                --              --                --
Harris Oakmark Focused Value Portfolio
 (115,466 Shares; cost $21,015,539)....................               --                --              --                --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (409,695 Shares; cost $4,866,132).....................               --                --              --                --
Salomon Brothers U.S. Government Portfolio
 (592,211 Shares; cost $7,267,172).....................               --                --              --                --
State Street Research Money Market Portfolio
 (273,528 Shares; cost $27,352,817)....................               --                --              --                --
FI Mid Cap Opportunities Portfolio
 (96,616 Shares; cost $916,740)........................               --                --              --                --
                                                        ---------------- ----------------- --------------- -----------------
Total Investments......................................       24,103,487        27,690,757       8,588,274        56,539,160
Cash and Accounts Receivable...........................          186,690            35,522          62,483               502
                                                        ---------------- ----------------- --------------- -----------------
Total Assets...........................................       24,290,177        27,726,279       8,650,757        56,539,662
LIABILITIES
Due to/From Metropolitan Life Insurance Company........               --                --              --                --
                                                        ---------------- ----------------- --------------- -----------------
NET ASSETS                                              $     24,290,177 $      27,726,279 $     8,650,757 $      56,539,662
                                                        ================ ================= =============== =================
Outstanding Units (In Thousands).......................            2,676             2,085           1,913             3,372
Unit Values............................................  $7.85 to $10.37  $10.75 to $14.59  $4.38 to $4.78  $15.46 to $16.89

                      See Notes to Financial Statements.

     MetLife         Franklin       State Street                                                         MFS
  Mid Cap Stock   Templeton Small  Research Large    Davis Venture     Loomis Sayles   Alger Equity   Investors
      Index         Cap Growth       Cap Value           Value           Small Cap        Growth        Trust
   Investment       Investment       Investment       Investment        Investment      Investment    Investment
    Division         Division         Division         Division          Division        Division      Division
----------------- --------------- ----------------- ---------------- ----------------- ------------ ---------------

$              -- $            -- $              -- $             -- $              --  $       --  $            --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

       27,896,567              --                --               --                --          --               --

               --       3,041,132                --               --                --          --               --

               --              --         1,110,523               --                --          --               --

               --              --                --       24,393,963                --          --               --

               --              --                --               --         4,415,478          --               --

               --              --                --               --                --   4,933,432               --

               --              --                --               --                --          --        1,538,430

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --

               --              --                --               --                --          --               --
----------------- --------------- ----------------- ---------------- -----------------  ----------  ---------------
       27,896,567       3,041,132         1,110,523       24,393,963         4,415,478   4,933,432        1,538,430
           28,320              --                --           35,532             7,461          --            5,616
----------------- --------------- ----------------- ---------------- -----------------  ----------  ---------------
       27,924,887       3,041,132         1,110,523       24,429,495         4,422,939   4,933,432        1,544,046
               --           2,885               395               --                --          --               --
----------------- --------------- ----------------- ---------------- -----------------  ----------  ---------------
$      27,924,887 $     3,038,247 $       1,110,128 $     24,429,495 $       4,422,939  $4,933,432  $     1,544,046
================= =============== ================= ================ =================  ==========  ===============
            2,338             329               103            1,322                30         721              186
 $11.04 to $12.13  $9.07 to $9.29  $10.70 to $10.86  $9.79 to $28.40  $9.27 to $205.39       $6.84   $7.96 to $8.33

     MFS
   Research
   Mangers
  Investment
   Division
---------------


$            --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

             --

        666,466

             --

             --

             --

             --

             --

             --

             --
---------------
        666,466
          2,075
---------------
        668,541
             --
---------------
$       668,541
===============
             81
 $6.57 to $8.51

                      See Notes to Financial Statements.

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003

                                                         State Street                                       Salomon Brothers
                                                         Research Bond    FI Structured    Harris Oakmark    Strategic Bond
                                                            Income           Equity        Focused Value     Opportunities
                                                          Investment       Investment        Investment        Investment
                                                           Division         Division          Division          Division
                                                        ---------------- --------------- ------------------ ----------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (14,863,974 Shares; cost $441,842,964)................      $        --         $    --         $       --        $      --
State Street Research Diversified Portfolio
 (19,105,895 Shares; cost $308,822,843)................               --              --                 --               --
State Street Research Aggressive Growth Portfolio
 (10,426,099 Shares; cost $247,124,703)................               --              --                 --               --
MetLife Stock Index Portfolio
 (15,492,994 Shares; cost $471,480,310)................               --              --                 --               --
FI International Stock Portfolio
 (4,453,384 Shares; cost $49,092,645)..................               --              --                 --               --
Janus Mid Cap Portfolio
 (13,049,904 Shares; cost $245,811,880)................               --              --                 --               --
T. Rowe Price Small Cap Growth Portfolio
 (5,028,788 Shares; cost $60,709,864)..................               --              --                 --               --
Scudder Global Equity Portfolio
 (2,503,741 Shares; cost $28,862,268)..................               --              --                 --               --
Harris Oakmark Large Cap Value Portfolio
 (3,104,521 Shares; cost $33,265,016)..................               --              --                 --               --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,781,579 Shares; cost $24,876,339)..................               --              --                 --               --
T. Rowe Price Large Cap Growth Portfolio
 (2,868,134 Shares; cost $31,282,336)..................               --              --                 --               --
Lehman Brothers Aggregate Bond Index Portfolio
 (5,026,722 Shares; cost $53,380,037)..................               --              --                 --               --
Morgan Stanley EAFE Index Portfolio
 (2,459,540 Shares; cost $19,855,278)..................               --              --                 --               --
Russell 2000 Index Portfolio
 (2,317,218 Shares; cost $22,079,290)..................               --              --                 --               --
Met/Putnam Voyager Portfolio
 (1,900,061 Shares; cost $8,302,977)...................               --              --                 --               --
State Street Research Aurora Portfolio
 (3,401,875 Shares; cost $44,584,567)..................               --              --                 --               --
MetLife Mid Cap Stock Index Portfolio
 (2,344,249 Shares; cost $23,095,881)..................               --              --                 --               --
Franklin Templeton Small Cap Growth Portfolio
 (327,356 Shares; cost $2,499,796).....................               --              --                 --               --
State Street Research Large Cap Value Portfolio
 (104,079 Shares; cost $957,558).......................               --              --                 --               --
Davis Venture Value Portfolio
 (965,333 Shares; cost $21,277,385)....................               --              --                 --               --
Loomis Sayles Small Cap Portfolio
 (23,295 Shares; cost $3,717,206)......................               --              --                 --               --
Alger Equity Growth Portfolio
 (263,538 Shares; cost $4,582,005).....................               --              --                 --               --
MFS Investors Trust Portfolio
 (186,025 Shares; cost $1,391,215).....................               --              --                 --               --
MFS Research Managers Portfolio
 (79,153 Shares; cost $613,213)........................               --              --                 --               --
State Street Research Bond Income Portfolio
 (837,355 Shares; cost $89,830,207)....................       96,806,570              --                 --               --
FI Structured Equity Portfolio
 (3,215 Shares; cost $454,116).........................               --         505,504                 --               --
Harris Oakmark Focused Value Portfolio
 (115,466 Shares; cost $21,015,539)....................               --              --         25,894,491               --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (409,695 Shares; cost $4,866,132).....................               --              --                 --        5,166,251
Salomon Brothers U.S. Government Portfolio
 (592,211 Shares; cost $7,267,172).....................               --              --                 --               --
State Street Research Money Market Portfolio
 (273,528 Shares; cost $27,352,817)....................               --              --                 --               --
FI Mid Cap Opportunities Portfolio
 (96,616 Shares; cost $916,740)........................               --              --                 --               --
                                                        ---------------- --------------- ------------------ ----------------
Total Investments......................................       96,806,570         505,504         25,894,491        5,166,251
Cash and Accounts Receivable...........................               --              --                 --               --
                                                        ---------------- --------------- ------------------ ----------------
Total Assets...........................................       96,806,570         505,504         25,894,491        5,166,251
LIABILITIES
Due to/From Metropolitan Life Insurance Company........           86,980             221             28,853            3,182
                                                        ---------------- --------------- ------------------ ----------------
NET ASSETS.............................................      $96,719,590        $505,283        $25,865,638       $5,163,069
                                                        ================ =============== ================== ================
Outstanding Units (In Thousands).......................            5,517              49                115              375
Unit Values............................................ $12.89 to $27.12 $8.37 to $10.56 $219.73 to $225.05 $13.52 to $13.85

                      See Notes to Financial Statements.

                                 State Street
             Salomon Brothers      Research         FI Mid Cap
             U.S. Government     Money Market      Opportunities
                Investment        Investment        Investment
                 Division          Division          Division
             ----------------- ----------------- -----------------

             $              -- $              -- $              --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                            --                --                --

                     7,307,884                --                --

                            --        27,352,819                --

                            --                --         1,112,044
             ----------------- ----------------- -----------------
                     7,307,884        27,352,819         1,112,044
                            --            15,270                --
             ----------------- ----------------- -----------------
                     7,307,884        27,368,089         1,112,044
                         2,982            21,662               273
             ----------------- ----------------- -----------------
             $       7,304,902 $      27,346,427 $       1,111,771
             ================= ================= =================
                           559             1,760                96
              $12.82 to $13.13  $15.21 to $15.92  $11.50 to $11.67

                      See Notes to Financial Statements.

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003

                                                                                                     Invesco VIF Invesco VIF
                                                                             Janus Aspen Invesco VIF   Equity    Real Estate
                                                                               Growth    High Yield    Income    Opportunity
                                                                             Investment  Investment  Investment  Investment
                                                                              Division    Division    Division    Division
                                                                             ----------- ----------- ----------- -----------
ASSETS:
Investments at Value:
Janus Aspen Series Fund ("Janus Fund")
Janus Aspen Growth Portfolio
 (182,002 Shares; cost $3,317,989).......................................... $3,499,893   $     --    $     --    $     --
Invesco Variable Investment Funds, Inc ("Invesco Funds")
Invesco VIF High Yield Portfolio
 (101,401 Shares; cost $755,920)............................................         --    804,108          --          --
Invesco VIF Equity Income Portfolio
 (10,296 Shares; cost $180,622).............................................         --         --     184,406          --
Invesco VIF Real Estate Opportunity Portfolio
 (12,455 Shares; cost $132,719).............................................         --         --          --     178,608
Franklin Templeton Variable Insurance Product Series Funds ("Franklin Fund")
Franklin Templeton International Stock Portfolio
 (327,691 Shares; cost $3,587,146)..........................................         --         --          --          --
Franklin Templeton Valuemark Small Cap Portfolio
 (77,203 Shares; cost $1,159,415)...........................................         --         --          --          --
Alliance Variable Product Series Funds ("Alliance Fund")
Alliance Growth & Income Portfolio
 (95,425 Shares; cost $1,731,867)...........................................         --         --          --          --
Alliance Premier Growth Portfolio
 (3,941 Shares; cost $83,621)...............................................         --         --          --          --
Alliance Technology Portfolio
 (3,177 Shares; cost $43,696)...............................................         --         --          --          --
Fidelity Variable Insurance Products Funds ("Fidelity Funds")
Fidelity VIP Contrafund Portfolio
 (38,974 Shares; cost $783,501).............................................         --         --          --          --
Fidelity VIP Asset Manager Growth Portfolio
 (35,491 Shares; cost $395,048).............................................         --         --          --          --
Fidelity VIP Growth Portfolio
 (9,647 Shares; cost $277,258)..............................................         --         --          --          --
American Series Funds ("American Fund")
American Funds Growth Portfolio
 (555,600 Shares; cost $21,669,606).........................................         --         --          --          --
American Funds Growth-Income Portfolio
 (602,836 Shares; cost $17,398,081).........................................         --         --          --          --
American Funds Global Small Cap Portfolio
 (410,836 Shares; cost $4,620,777)..........................................         --         --          --          --
Met Investors Series Trust ("Met Investors Fund")
T. Rowe Price Mid Cap Growth Portfolio
 (527,122 Shares; cost $2,959,767)..........................................         --         --          --          --
MFS Research International Portfolio
 (152,598 Shares; cost $1,307,159)..........................................         --         --          --          --
PIMCO Total Return Portfolio
 (1,093,890 Shares; cost $12,468,910).......................................         --         --          --          --
PIMCO Innovation Portfolio
 (924,904 Shares; cost $3,855,266)..........................................         --         --          --          --
Lord Abbett Bond Debenture Portfolio
 (991,531 Shares; cost $10,678,786).........................................         --         --          --          --
Met/AIM Mid Cap Core Equity Portfolio
 (80,233 Shares; cost $854,896).............................................         --         --          --          --
Met/AIM Small Cap Growth Portfolio
 (53,490 Shares; cost $596,561).............................................         --         --          --          --
Harris Oakmark International Portfolio
 (68,416 Shares; cost $766,989).............................................         --         --          --          --
Janus Aggressive Growth Portfolio
 (567,168 Shares; cost $3,302,437)..........................................         --         --          --          --
Lord Abbett Growth and Income Portfolio
 (845 Shares; cost $16,883).................................................         --         --          --          --
                                                                             ----------   --------    --------    --------
Total Investments...........................................................  3,499,893    804,108     184,406     178,608
Cash and Accounts Receivable................................................         --         --          --          --
                                                                             ----------   --------    --------    --------
Total Assets................................................................  3,499,893    804,108     184,406     178,608
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................         --         --          --          --
                                                                             ----------   --------    --------    --------
NET ASSETS.................................................................. $3,499,893   $804,108    $184,406    $178,608
                                                                             ==========   ========    ========    ========
Outstanding Units (In Thousands)............................................        435         87          19          10
Unit Values.................................................................      $8.03      $9.21       $9.73      $17.79

                      See Notes to Financial Statements.

                                        Alliance   Alliance                          Fidelity
Franklin Templeton  Franklin Templeton  Growth &   Premier    Alliance   Fidelity  Asset Manager  Fidelity
International Stock  Valuemark Small     Income     Growth   Technology Contrafund    Growth       Growth
    Investment        Cap Investment   Investment Investment Investment Investment  Investment   Investment
     Division            Division       Division   Division   Division   Division    Division     Division
------------------- ------------------ ---------- ---------- ---------- ---------- ------------- ----------
   $        --          $       --     $       --  $    --    $    --    $     --    $     --     $     --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
     4,053,532                  --             --       --         --          --          --           --
            --           1,345,642             --       --         --          --          --           --
            --                  --      2,063,085       --         --          --          --           --
            --                  --             --   84,057         --          --          --           --
            --                  --             --       --     45,595          --          --           --
            --                  --             --       --         --     893,677          --           --
            --                  --             --       --         --          --     432,629           --
            --                  --             --       --         --          --          --      296,358
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
            --                  --             --       --         --          --          --           --
    -----------         ----------     ----------  -------    -------    --------    --------     --------
     4,053,532           1,345,642      2,063,085   84,057     45,595     893,677     432,629      296,358
            --                  --             --       --         --          --          --           --
    -----------         ----------     ----------  -------    -------    --------    --------     --------
     4,053,532           1,345,642      2,063,085   84,057     45,595     893,677     432,629      296,358
            --                  --             --       --         --          --          --           --
    -----------         ----------     ----------  -------    -------    --------    --------     --------
    $4,053,532          $1,345,642     $2,063,085  $84,057    $45,595    $893,677    $432,629     $296,358
    ===========         ==========     ==========  =======    =======    ========    ========     ========
           403                 199            197       14         10          97          54           47
        $10.03               $6.76         $10.47    $6.10      $4.54       $9.18       $8.00        $6.27

                      See Notes to Financial Statements.

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003

                                                                                                                American Funds
                                                                              American Funds   American Funds       Global
                                                                                  Growth       Growth-Income      Small Cap
                                                                                Investment       Investment       Investment
                                                                                 Division         Division         Division
                                                                             ---------------- ---------------- ----------------
ASSETS:
Investments at Value:
Janus Aspen Series Fund ("Janus Fund")
Janus Aspen Growth Portfolio
 (182,002 Shares; cost $3,317,989)..........................................       $       --       $       --        $      --
Invesco Variable Investment Funds, Inc
 ("Invesco Funds")
Invesco VIF High Yield Portfolio
 (101,401 Shares; cost $755,920)............................................               --               --               --
Invesco VIF Equity Income Portfolio
 (10,296 Shares; cost $180,622).............................................               --               --               --
Invesco VIF Real Estate Opportunity Portfolio
 (12,455 Shares; cost $132,719).............................................               --               --               --
Franklin Templeton Variable Insurance Product Series Funds ("Franklin Fund")
Franklin Templeton International Stock Portfolio
 (327,691 Shares; cost $3,587,146)..........................................               --               --               --
Franklin Templeton Valuemark Small Cap Portfolio
 (77,203 Shares; cost $1,159,415)...........................................               --               --               --
Alliance Variable Product Series Funds ("Alliance Fund")
Alliance Growth & Income Portfolio
 (95,425 Shares; cost $1,731,867)...........................................               --               --               --
Alliance Premier Growth Portfolio
 (3,941 Shares; cost $83,621)...............................................               --               --               --
Alliance Technology Portfolio
 (3,177 Shares; cost $43,696)...............................................               --               --               --
Fidelity Variable Insurance Products Funds ("Fidelity Funds")
Fidelity VIP Contrafund Portfolio
 (38,974 Shares; cost $783,501).............................................               --               --               --
Fidelity VIP Asset Manager Growth Portfolio
 (35,491 Shares; cost $395,048).............................................               --               --               --
Fidelity VIP Growth Portfolio
 (9,647 Shares; cost $277,258)..............................................               --               --               --
American Series Funds ("American Fund")
American Funds Growth Portfolio
 (555,600 Shares; cost $21,669,606).........................................       25,279,776               --               --
American Funds Growth-Income Portfolio
 (602,836 Shares; cost $17,398,081).........................................               --       20,182,964               --
American Funds Global Small Cap Portfolio
 (410,836 Shares; cost $4,620,777)..........................................               --               --        5,784,566
Met Investors Series Trust ("Met Investors Fund")
T. Rowe Price Mid Cap Growth Portfolio
 (527,122 Shares; cost $2,959,767)..........................................               --               --               --
MFS Research International Portfolio
 (152,598 Shares; cost $1,307,159)..........................................               --               --               --
PIMCO Total Return Portfolio
 (1,093,890 Shares; cost $12,468,910).......................................               --               --               --
PIMCO Innovation Portfolio
 (924,904 Shares; cost $3,855,266)..........................................               --               --               --
Lord Abbett Bond Debenture Portfolio
 (991,531 Shares; cost $10,678,786).........................................               --               --               --
Met/AIM Mid Cap Core Equity Portfolio
 (80,233 Shares; cost $854,896).............................................               --               --               --
Met/AIM Small Cap Growth Portfolio
 (53,490 Shares; cost $596,561).............................................               --               --               --
Harris Oakmark International Portfolio
 (68,416 Shares; cost $766,989).............................................               --               --               --
Janus Aggressive Growth Portfolio
 (567,168 Shares; cost $3,302,437)..........................................               --               --               --
Lord Abbett Growth and Income Portfolio
 (845 Shares; cost $16,883).................................................               --               --               --
                                                                             ---------------- ---------------- ----------------
Total Investments...........................................................       25,279,776       20,182,964        5,784,566
Cash and Accounts Receivable................................................          480,164          185,947           16,294
                                                                             ---------------- ---------------- ----------------
Total Assets................................................................       25,759,940       20,368,911        5,800,860
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................               --               --               --
                                                                             ---------------- ---------------- ----------------
NET ASSETS..................................................................      $25,759,940      $20,368,911       $5,800,860
                                                                             ================ ================ ================
Outstanding Units (In Thousands)............................................              417              525              378
Unit Values................................................................. $60.53 to $62.00 $38.04 to $38.96 $15.06 to $15.42

                                                                             T. Rowe Price
                                                                                Mid Cap
                                                                                Growth
                                                                              Investment
                                                                               Division
                                                                             --------------
ASSETS:
Investments at Value:
Janus Aspen Series Fund ("Janus Fund")
Janus Aspen Growth Portfolio
 (182,002 Shares; cost $3,317,989)..........................................      $      --
Invesco Variable Investment Funds, Inc
 ("Invesco Funds")
Invesco VIF High Yield Portfolio
 (101,401 Shares; cost $755,920)............................................             --
Invesco VIF Equity Income Portfolio
 (10,296 Shares; cost $180,622).............................................             --
Invesco VIF Real Estate Opportunity Portfolio
 (12,455 Shares; cost $132,719).............................................             --
Franklin Templeton Variable Insurance Product Series Funds ("Franklin Fund")
Franklin Templeton International Stock Portfolio
 (327,691 Shares; cost $3,587,146)..........................................             --
Franklin Templeton Valuemark Small Cap Portfolio
 (77,203 Shares; cost $1,159,415)...........................................             --
Alliance Variable Product Series Funds ("Alliance Fund")
Alliance Growth & Income Portfolio
 (95,425 Shares; cost $1,731,867)...........................................             --
Alliance Premier Growth Portfolio
 (3,941 Shares; cost $83,621)...............................................             --
Alliance Technology Portfolio
 (3,177 Shares; cost $43,696)...............................................             --
Fidelity Variable Insurance Products Funds ("Fidelity Funds")
Fidelity VIP Contrafund Portfolio
 (38,974 Shares; cost $783,501).............................................             --
Fidelity VIP Asset Manager Growth Portfolio
 (35,491 Shares; cost $395,048).............................................             --
Fidelity VIP Growth Portfolio
 (9,647 Shares; cost $277,258)..............................................             --
American Series Funds ("American Fund")
American Funds Growth Portfolio
 (555,600 Shares; cost $21,669,606).........................................             --
American Funds Growth-Income Portfolio
 (602,836 Shares; cost $17,398,081).........................................             --
American Funds Global Small Cap Portfolio
 (410,836 Shares; cost $4,620,777)..........................................             --
Met Investors Series Trust ("Met Investors Fund")
T. Rowe Price Mid Cap Growth Portfolio
 (527,122 Shares; cost $2,959,767)..........................................      3,368,307
MFS Research International Portfolio
 (152,598 Shares; cost $1,307,159)..........................................             --
PIMCO Total Return Portfolio
 (1,093,890 Shares; cost $12,468,910).......................................             --
PIMCO Innovation Portfolio
 (924,904 Shares; cost $3,855,266)..........................................             --
Lord Abbett Bond Debenture Portfolio
 (991,531 Shares; cost $10,678,786).........................................             --
Met/AIM Mid Cap Core Equity Portfolio
 (80,233 Shares; cost $854,896).............................................             --
Met/AIM Small Cap Growth Portfolio
 (53,490 Shares; cost $596,561).............................................             --
Harris Oakmark International Portfolio
 (68,416 Shares; cost $766,989).............................................             --
Janus Aggressive Growth Portfolio
 (567,168 Shares; cost $3,302,437)..........................................             --
Lord Abbett Growth and Income Portfolio
 (845 Shares; cost $16,883).................................................             --
                                                                             --------------
Total Investments...........................................................      3,368,307
Cash and Accounts Receivable................................................          6,963
                                                                             --------------
Total Assets................................................................      3,375,270
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................             --
                                                                             --------------
NET ASSETS..................................................................     $3,375,270
                                                                             ==============
Outstanding Units (In Thousands)............................................            527
Unit Values................................................................. $6.28 to $6.43

                      See Notes to Financial Statements.

     MFS                                         Lord Abbett      Met/AIM Mid
  Research          PIMCO           PIMCO           Bond              Cap         Met/AIM Small    Harris Oakmark
International    Total Return     Innovation      Debenture       Core Equity      Cap Growth      International
 Investment       Investment      Investment     Investment       Investment       Investment        Investment
  Division         Division        Division       Division         Division         Division          Division
-------------- ---------------- -------------- ---------------- ---------------- ---------------- -----------------

     $      --       $       --      $      --       $       --          $    --         $     -- $              --


            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --

     1,496,988               --             --               --               --               --                --

            --       12,700,057             --               --               --               --                --

            --               --      4,467,285               --               --               --                --

            --               --             --       11,938,027               --               --                --

            --               --             --               --          989,278               --                --

            --               --             --               --               --          643,481                --

            --               --             --               --               --               --           813,470

            --               --             --               --               --               --                --

            --               --             --               --               --               --                --
-------------- ---------------- -------------- ---------------- ---------------- ---------------- -----------------
     1,496,988       12,700,057      4,467,285       11,938,027          989,278          643,481           813,470
           232               --         13,528          104,275               --               --                --
-------------- ---------------- -------------- ---------------- ---------------- ---------------- -----------------
     1,497,220       12,700,057      4,480,813       12,042,302          989,278          643,481           813,470
            --            2,991             --               --              346               30               454
-------------- ---------------- -------------- ---------------- ---------------- ---------------- -----------------
    $1,497,220      $12,697,066     $4,480,813      $12,042,302         $988,932         $643,451 $         813,016
============== ================ ============== ================ ================ ================ =================
           151            1,042            932              876               92               60                72
$9.70 to $9.94 $11.96 to $12.25 $4.72 to $4.83 $12.87 to $14.95 $10.69 to $10.85 $10.46 to $10.62  $11.23 to $11.40

    Janus       Lord Abbett
  Aggressive     Growth &
    Growth        Income
  Investment    Investment
   Division      Division
--------------- -----------

$            --   $    --


             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

             --        --

      3,987,193        --

             --    20,634
---------------   -------
      3,987,193    20,634
         15,526        --
---------------   -------
      4,002,719    20,634
             --       105
---------------   -------
$     4,002,719   $20,529
===============   =======
            569         3
 $6.89 to $7.06     $8.10

                      See Notes to Financial Statements.

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                 State Street Research Investment Trust
                                                                           Investment Division
                                                                ----------------------------------------
                                                                For the Year For the Year   For the Year
                                                                   Ended        Ended          Ended
                                                                December 31, December 31,   December 31,
                                                                    2003         2002           2001
                                                                ------------ ------------  -------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $ 2,669,960  $  1,708,899  $  51,437,166
Expenses:
  Mortality and expense charges................................   2,738,164     2,678,347      3,136,115
                                                                -----------  ------------  -------------
Net investment (loss) income...................................     (68,204)     (969,448)    48,301,051
                                                                -----------  ------------  -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........  (6,958,914)   (6,132,437)       731,187
Change in unrealized appreciation (depreciation) of investments  88,855,777   (90,883,953)  (122,469,738)
                                                                -----------  ------------  -------------
Net realized and unrealized gains (losses) on investments......  81,896,863   (97,016,390)  (121,738,551)
                                                                -----------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $81,828,659  $(97,985,838) $ (73,437,500)
                                                                ===========  ============  =============

                      See Notes to Financial Statements.

   State Street Research Diversified     State Street Research Aggressive Growth             MetLife Stock Index
          Investment Division                      Investment Division                       Investment Division
---------------------------------------  ---------------------------------------  ----------------------------------------
For the Year For the Year  For the Year  For the Year For the Year  For the Year  For the Year  For the Year  For the Year
   Ended        Ended         Ended         Ended        Ended         Ended         Ended         Ended         Ended
December 31, December 31,  December 31,  December 31, December 31,  December 31,  December 31,  December 31,  December 31,
    2003         2002          2001          2003         2002          2001          2003          2002          2001
------------ ------------  ------------  ------------ ------------  ------------  ------------  ------------  ------------
$ 9,831,564  $  5,726,999  $ 25,415,648  $        --  $         --  $ 46,776,659  $  6,468,236  $  5,409,402  $  3,858,667
  2,320,042     2,168,000     2,231,404    1,367,678     1,263,240     1,493,070     3,080,678     2,704,257     2,645,594
-----------  ------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
  7,511,522     3,558,999    23,184,244   (1,367,678)   (1,263,240)   45,283,589     3,387,558     2,705,145     1,213,073
-----------  ------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
 (2,593,687)   (1,810,936)     (111,095)  (8,202,841)   (5,953,657)   (1,536,972)  (10,060,006)   (5,045,284)    4,130,927
 42,182,763   (41,694,719)  (42,080,714)  62,199,697   (44,703,891)  (94,895,107)  101,361,307   (82,559,071)  (48,985,481)
-----------  ------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
 39,589,076   (43,505,655)  (42,191,809)  53,996,856   (50,657,548)  (96,432,079)   91,301,301   (87,604,355)  (44,854,554)
-----------  ------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
$47,100,598  $(39,946,656) $(19,007,565) $52,629,178  $(51,920,788) $(51,148,490) $ 94,688,859  $(84,899,210) $(43,641,481)
===========  ============  ============  ===========  ============  ============  ============  ============  ============

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                        FI International Stock
                                                                          Investment Division
                                                                --------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $   249,748  $   317,077  $  1,500,375
Expenses:
  Mortality and expense charges................................     304,442      298,333       327,499
                                                                -----------  -----------  ------------
Net investment (loss) income...................................     (54,694)      18,744     1,172,876
                                                                -----------  -----------  ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........  (1,630,864)  (2,655,399)   (1,661,736)
Change in unrealized appreciation (depreciation) of investments  10,924,390   (4,418,288)   (9,202,287)
                                                                -----------  -----------  ------------
Net realized and unrealized gains (losses) on investments......   9,293,526   (7,073,687)  (10,864,023)
                                                                -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $ 9,238,832  $(7,054,943) $ (9,691,147)
                                                                ===========  ===========  ============

                      See Notes to Financial Statements.

             Janus Mid Cap                   T. Rowe Price Small Cap Growth              Scudder Global Equity
          Investment Division                      Investment Division                    Investment Division
---------------------------------------  --------------------------------------  -------------------------------------
For the Year For the Year  For the Year  For the Year For the Year  For the Year For the Year For the Year For the Year
   Ended        Ended         Ended         Ended        Ended         Ended        Ended        Ended        Ended
December 31, December 31,  December 31,  December 31, December 31,  December 31, December 31, December 31, December 31,
    2003         2002          2001          2003         2002          2001         2003         2002         2001
------------ ------------  ------------  ------------ ------------  ------------ ------------ ------------ ------------
$        --  $         --  $         --  $        --  $         --  $ 3,542,193  $   501,419  $   350,009  $ 2,319,964
  1,297,757     1,013,088     1,037,631      402,320       332,098      332,644      189,917      168,321      164,713
-----------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
 (1,297,757)   (1,013,088)   (1,037,631)    (402,320)     (332,098)   3,209,549      311,502      181,688    2,155,251
-----------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
 (1,145,184)   (5,163,698)   (2,451,549)    (309,653)     (297,872)    (796,014)  (1,005,776)    (466,029)     (71,082)
 46,019,342   (34,449,605)  (53,291,667)  17,635,578   (12,423,975)  (6,595,361)   7,242,152   (3,445,540)  (5,825,339)
-----------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
 44,874,158   (39,613,303)  (55,743,216)  17,325,925   (12,721,847)  (7,391,375)   6,236,376   (3,911,569)  (5,896,421)
-----------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
$43,576,401  $(40,626,391) $(56,780,847) $16,923,605  $(13,053,945) $(4,181,826) $ 6,547,878  $(3,729,881) $(3,741,170)
===========  ============  ============  ===========  ============  ===========  ===========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                    Harris Oakmark Large Cap Value
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $       --  $   618,214    $ 12,105
Expenses:
  Mortality and expense charges................................     252,368      179,930      68,617
                                                                 ----------  -----------    --------
Net investment (loss) income...................................    (252,368)     438,284     (56,512)
                                                                 ----------  -----------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........      38,696      173,172      94,596
Change in unrealized appreciation (depreciation) of investments   6,986,213   (3,824,797)    810,284
                                                                 ----------  -----------    --------
Net realized and unrealized gains (losses) on investments......   7,024,909   (3,651,625)    904,880
                                                                 ----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $6,772,541  $(3,213,341)   $848,368
                                                                 ==========  ===========    ========

                      See Notes to Financial Statements.

Neuberger Berman Partners Mid Cap Value     T. Rowe Price Large Cap Growth      Lehman Brothers Aggregate Bond Index
         Investment Division                     Investment Division                    Investment Division
-------------------------------------   -------------------------------------  --------------------------------------
For the Year  For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended         Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003          2002         2001         2003         2002         2001         2003         2002         2001
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $   78,805   $    49,885   $ 196,293    $   30,610  $    57,106   $   8,447   $ 2,863,939   $1,283,105   $  366,468
    197,793       139,354      89,772       210,672      163,196     103,226       357,739      300,244      154,225
 ----------   -----------   ---------    ----------  -----------   ---------   -----------   ----------   ----------
   (118,988)      (89,469)    106,521      (180,062)    (106,090)    (94,779)    2,506,200      982,861      212,243
 ----------   -----------   ---------    ----------  -----------   ---------   -----------   ----------   ----------
     28,084       105,666     (68,863)     (489,389)    (317,124)   (100,488)    1,152,171      515,268      210,509
  7,656,793    (1,888,036)   (195,526)    7,871,800   (5,333,848)    (92,461)   (2,185,014)   2,760,523    1,053,501
 ----------   -----------   ---------    ----------  -----------   ---------   -----------   ----------   ----------
  7,684,877    (1,782,370)   (264,389)    7,382,411   (5,650,972)   (192,949)   (1,032,843)   3,275,791    1,264,010
 ----------   -----------   ---------    ----------  -----------   ---------   -----------   ----------   ----------
 $7,565,889   $(1,871,839)  $(157,868)   $7,202,349  $(5,757,062)  $(287,728)  $ 1,473,357   $4,258,652   $1,476,253
 ==========   ===========   =========    ==========  ===========   =========   ===========   ==========   ==========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                      Morgan Stanley EAFE Index
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $  280,223  $    59,278  $    25,460
Expenses:
  Mortality and expense charges................................     158,241      123,406       63,300
                                                                 ----------  -----------  -----------
Net investment (loss) income...................................     121,982      (64,128)     (37,840)
                                                                 ----------  -----------  -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (497,564)    (800,822)    (961,834)
Change in unrealized appreciation (depreciation) of investments   6,516,826   (1,274,363)    (729,479)
                                                                 ----------  -----------  -----------
Net realized and unrealized gains (losses) on investments......   6,019,262   (2,075,185)  (1,691,313)
                                                                 ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $6,141,244  $(2,139,313) $(1,729,153)
                                                                 ==========  ===========  ===========

                      See Notes to Financial Statements.

          Russell 2000 Index                     Met/Putnam Voyager                State Street Research Aurora
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  134,309  $    74,869  $    21,244   $       --  $        --   $      --   $        --  $   127,494   $   44,265
    163,522      104,600       68,898       58,697       39,278      22,732       336,756      225,368       95,291
 ----------  -----------  -----------   ----------  -----------   ---------   -----------  -----------   ----------
    (29,213)     (29,731)     (47,654)     (58,697)     (39,278)    (22,732)     (336,756)     (97,874)     (51,026)
 ----------  -----------  -----------   ----------  -----------   ---------   -----------  -----------   ----------
   (125,595)    (343,069)  (1,016,179)    (624,452)    (304,226)   (113,353)      196,537       81,843      155,882
  7,938,110   (2,545,881)   1,215,383    2,271,140   (1,227,374)   (585,114)   17,391,943   (6,958,922)   1,218,805
 ----------  -----------  -----------   ----------  -----------   ---------   -----------  -----------   ----------
  7,812,515   (2,888,950)     199,204    1,646,688   (1,531,600)   (698,467)   17,588,480   (6,877,079)   1,374,687
 ----------  -----------  -----------   ----------  -----------   ---------   -----------  -----------   ----------
 $7,783,302  $(2,918,681) $   151,550   $1,587,991  $(1,570,878)  $(721,199)  $17,251,724  $(6,974,953)  $1,323,661
 ==========  ===========  ===========   ==========  ===========   =========   ===========  ===========   ==========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS



                                                                     MetLife Mid Cap Stock Index
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $  100,611  $    42,658    $ 24,102
Expenses:
  Mortality and expense charges................................     164,774       98,019      42,826
                                                                 ----------  -----------    --------
Net investment (loss) income...................................     (64,163)     (55,361)    (18,724)
                                                                 ----------  -----------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........      12,063      (23,095)    (19,531)
Change in unrealized appreciation (depreciation) of investments   6,538,587   (2,089,536)    294,328
                                                                 ----------  -----------    --------
Net realized and unrealized gains (losses) on investments......   6,550,650   (2,112,631)    274,797
                                                                 ----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $6,486,487  $(2,167,992)   $256,073
                                                                 ==========  ===========    ========

                      See Notes to Financial Statements.

                                            State Street Research
  Franklin Templeton Small Cap Growth          Large Cap Value                Davis Venture Value
          Investment Division                Investment Division              Investment Division
---------------------------------------  --------------------------  -------------------------------------
For the Year For the Year For the Period For the Year For the Period For the Year For the Year For the Year
   Ended        Ended     May 1, 2001 to    Ended     May 1, 2002 to    Ended        Ended        Ended
December 31, December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31,
    2003         2002          2001          2003          2002          2003         2002         2001
------------ ------------ -------------- ------------ -------------- ------------ ------------ ------------
  $     --    $      --      $    --       $  8,880      $   869      $   69,175  $    91,596   $ 192,850
    16,641        8,397        1,124          4,290          436         144,858       90,846      39,662
  --------    ---------      -------       --------      -------      ----------  -----------   ---------
   (16,641)      (8,397)      (1,124)         4,590          433         (75,683)         750     153,188
  --------    ---------      -------       --------      -------      ----------  -----------   ---------
   (19,016)     (42,766)      (3,651)        41,938       (3,284)       (213,900)    (188,804)    (46,987)
   796,643     (271,373)      16,066        156,144       (3,178)      5,610,390   (2,083,879)   (437,523)
  --------    ---------      -------       --------      -------      ----------  -----------   ---------
   777,627     (314,139)      12,415        198,082       (6,462)      5,396,490   (2,272,683)   (484,510)
  --------    ---------      -------       --------      -------      ----------  -----------   ---------
  $760,986    $(322,536)     $11,291       $202,672      $(6,029)     $5,320,807  $(2,271,933)  $(331,322)
  ========    =========      =======       ========      =======      ==========  ===========   =========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                       Loomis Sayles Small Cap
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $       --   $   2,322     $ 86,281
Expenses:
  Mortality and expense charges................................      28,298      18,464       11,207
                                                                 ----------   ---------     --------
Net investment (loss) income...................................     (28,298)    (16,142)      75,074
                                                                 ----------   ---------     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     (88,636)   (106,829)     (35,645)
Change in unrealized appreciation (depreciation) of investments   1,169,772    (414,868)     (62,611)
                                                                 ----------   ---------     --------
Net realized and unrealized gains (losses) on investments......   1,081,136    (521,697)     (98,256)
                                                                 ----------   ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $1,052,838   $(537,839)    $(23,182)
                                                                 ==========   =========     ========

                      See Notes to Financial Statements.

         Alger Equity Growth                    MFS Investors Trust                   MFS Research Managers
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $    2,523  $        --    $    --      $  2,817    $   3,660     $    --      $  3,840     $    705      $  386
     26,251       13,698        121        10,528        6,375       1,179         4,713        3,132         749
 ----------  -----------    -------      --------    ---------     -------      --------     --------      ------
    (23,728)     (13,698)      (121)       (7,711)      (2,715)     (1,179)         (873)      (2,427)       (363)
 ----------  -----------    -------      --------    ---------     -------      --------     --------      ------
    (63,998)     (57,097)      (175)       13,432      (71,866)     (5,896)       (4,462)     (30,794)      1,304
  1,339,908     (983,355)    (5,126)      221,187      (78,498)      4,527       112,414      (58,814)       (346)
 ----------  -----------    -------      --------    ---------     -------      --------     --------      ------
  1,275,910   (1,040,452)    (5,301)      234,619     (150,364)     (1,369)      107,952      (89,608)        958
 ----------  -----------    -------      --------    ---------     -------      --------     --------      ------
 $1,252,182  $(1,054,150)   $(5,422)     $226,908    $(153,079)    $(2,548)     $107,079     $(92,035)     $  595
 ==========  ===========    =======      ========    =========     =======      ========     ========      ======

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                  State Street Research Bond Income
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $2,907,624   $4,937,322   $5,667,650
Expenses:
  Mortality and expense charges................................     724,135      658,727      572,051
                                                                 ----------   ----------   ----------
Net investment (loss) income...................................   2,183,489    4,278,595    5,095,599
                                                                 ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     880,712     (378,655)     400,025
Change in unrealized appreciation (depreciation) of investments   1,572,001    2,444,438     (137,736)
                                                                 ----------   ----------   ----------
Net realized and unrealized gains (losses) on investments......   2,452,713    2,065,783      262,289
                                                                 ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $4,636,202   $6,344,378   $5,357,888
                                                                 ==========   ==========   ==========

                      See Notes to Financial Statements.

         FI Structured Equity                Harris Oakmark Focused Value           Salomon Brothers Strategic Bond
         Investment Division                     Investment Division               Opportunities Investment Division
-------------------------------------  ---------------------------------------  ---------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Period For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended     May 1, 2001 to    Ended        Ended     May 1, 2001 to
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2003         2002         2001         2003         2002          2001          2003         2002          2001
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ --------------
  $ 1,560      $    527     $    --     $   24,204  $    15,621     $     --      $ 62,248     $ 83,495       $   --
    2,368           457          69        151,516       79,292        9,775        29,146       10,768          894
  -------      --------     -------     ----------  -----------     --------      --------     --------       ------
     (808)           70         (69)      (127,312)     (63,671)      (9,775)       33,102       72,727         (894)
  -------      --------     -------     ----------  -----------     --------      --------     --------       ------
   24,426        (9,596)        (77)        31,214       (9,588)         (43)       97,650          241          117
   58,141        (4,285)     (2,467)     5,537,632     (938,481)     279,801       233,146       62,351        4,621
  -------      --------     -------     ----------  -----------     --------      --------     --------       ------
   82,567       (13,881)     (2,544)     5,568,846     (948,069)     279,758       330,796       62,592        4,738
  -------      --------     -------     ----------  -----------     --------      --------     --------       ------
  $81,759      $(13,811)    $(2,613)    $5,441,534  $(1,011,740)    $269,983      $363,898     $135,319       $3,844
  =======      ========     =======     ==========  ===========     ========      ========     ========       ======

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                    Salomon Brothers U.S. Government
                                                                          Investment Division
                                                                ---------------------------------------
                                                                For the Year For the Year For the Period
                                                                   Ended        Ended     May 1, 2001 to
                                                                December 31, December 31,  December 31,
                                                                    2003         2002          2001
                                                                ------------ ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $ 91,740     $ 90,377      $    --
Expenses:
  Mortality and expense charges................................     49,123       18,808        1,841
                                                                  --------     --------      -------
Net investment (loss) income...................................     42,617       71,569       (1,841)
                                                                  --------     --------      -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     48,098       10,225        5,065
Change in unrealized appreciation (depreciation) of investments    (40,677)      83,661       (2,273)
                                                                  --------     --------      -------
Net realized and unrealized gains (losses) on investments......      7,421       93,886        2,792
                                                                  --------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 50,038     $165,455      $   951
                                                                  ========     ========      =======

                      See Notes to Financial Statements.

  State Street Research Money Market    FI Mid Cap Opportunities             Janus Aspen Growth
         Investment Division               Investment Division              Investment Division
-------------------------------------  --------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Period For the Year For the Year For the Year
   Ended        Ended        Ended        Ended     May 1, 2002 to    Ended        Ended        Ended
December 31, December 31, December 31, December 31,  December 31,  December 31, December 31, December 31,
    2003         2002         2001         2003          2002          2003         2002         2001
------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------
  $226,302    $ 527,338    $1,134,017    $ 14,470      $    --      $    2,873   $     708   $   210,720
   179,158      268,010       215,488       4,632          333          13,156      10,078        25,354
  --------    ---------    ----------    --------      -------      ----------   ---------   -----------
    47,144      259,328       918,529       9,838         (333)        (10,283)     (9,370)      185,366
  --------    ---------    ----------    --------      -------      ----------   ---------   -----------
        (1)    (628,588)     (499,341)     19,777       (1,950)       (263,013)   (179,152)   (1,848,663)
         1      611,711       796,577     191,546        3,758       1,041,007    (329,490)      498,521
  --------    ---------    ----------    --------      -------      ----------   ---------   -----------
        --      (16,877)      297,236     211,323        1,808         777,994    (508,642)   (1,350,142)
  --------    ---------    ----------    --------      -------      ----------   ---------   -----------
  $ 47,144    $ 242,451    $1,215,765    $221,161      $ 1,475      $  767,711   $(518,012)  $(1,164,776)
  ========    =========    ==========    ========      =======      ==========   =========   ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                        Invesco VIF High Yield
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $ 46,066     $ 49,754     $ 29,774
Expenses:
  Mortality and expense charges................................      2,831        1,346          602
                                                                  --------     --------     --------
Net investment (loss) income...................................     43,235       48,408       29,172
                                                                  --------     --------     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     (5,183)     (31,480)      (3,798)
Change in unrealized appreciation (depreciation) of investments     90,384       (7,350)     (33,395)
                                                                  --------     --------     --------
Net realized and unrealized gains (losses) on investments......     85,201      (38,830)     (37,193)
                                                                  --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $128,436     $  9,578     $ (8,021)
                                                                  ========     ========     ========

                      See Notes to Financial Statements.

      Invesco VIF Equity Income         Invesco VIF Real Estate Opportunity   Franklin Templeton International Stock
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 1,951      $  2,157     $ 1,779      $ 2,672      $ 1,881      $ 1,183      $ 50,493    $  44,446    $ 203,320
      662           638         304          946        2,129          531        16,047       13,035        5,484
  -------      --------     -------      -------      -------      -------      --------    ---------    ---------
    1,289         1,519       1,475        1,726         (248)         652        34,446       31,411      197,836
  -------      --------     -------      -------      -------      -------      --------    ---------    ---------
   (4,599)       (7,425)     (1,414)       7,645       12,032        1,271       (71,786)    (325,690)     (18,952)
   30,971       (21,641)     (4,995)      41,591        3,016       (3,692)      947,139     (187,267)    (287,060)
  -------      --------     -------      -------      -------      -------      --------    ---------    ---------
   26,372       (29,066)     (6,409)      49,236       15,048       (2,421)      875,353     (512,957)    (306,012)
  -------      --------     -------      -------      -------      -------      --------    ---------    ---------
  $27,661      $(27,547)    $(4,934)     $50,962      $14,800      $(1,769)     $909,799    $(481,546)   $(108,176)
  =======      ========     =======      =======      =======      =======      ========    =========    =========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                Franklin Templeton Valuemark Small Cap
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $     --    $   2,327      $   56
Expenses:
  Mortality and expense charges................................      6,613        3,601         177
                                                                  --------    ---------      ------
Net investment (loss) income...................................     (6,613)      (1,274)       (121)
                                                                  --------    ---------      ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (16,606)     (49,638)       (480)
Change in unrealized appreciation (depreciation) of investments    366,174     (184,311)      4,364
                                                                  --------    ---------      ------
Net realized and unrealized gains (losses) on investments......    349,568     (233,949)      3,884
                                                                  --------    ---------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $342,955    $(235,223)     $3,763
                                                                  ========    =========      ======

                      See Notes to Financial Statements.

       Alliance Growth & Income               Alliance Premier Growth                  Alliance Technology
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 11,419    $  27,692     $ 3,229      $    --      $     --      $   --      $    --      $    --      $    782
     7,030        4,105       1,034          257           274         104          181           96           121
  --------    ---------     -------      -------      --------      ------      -------      -------      --------
     4,389       23,587       2,195         (257)         (274)       (104)        (181)         (96)          661
  --------    ---------     -------      -------      --------      ------      -------      -------      --------
   (27,592)     (18,278)       (318)        (661)       (9,853)       (138)        (931)        (519)      (19,763)
   441,306     (137,057)     24,267       11,616       (12,480)      1,299       13,613       (9,033)       (2,681)
  --------    ---------     -------      -------      --------      ------      -------      -------      --------
   413,714     (155,335)     23,949       10,955       (22,333)      1,161       12,682       (9,552)      (22,444)
  --------    ---------     -------      -------      --------      ------      -------      -------      --------
  $418,103    $(131,748)    $26,144      $10,698      $(22,607)     $1,057      $12,501      $(9,648)     $(21,783)
  ========    =========     =======      =======      ========      ======      =======      =======      ========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                         Fidelity Contrafund
                                                                         Investment Division
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2003         2002         2001
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $    830     $    187      $  --
Expenses:
  Mortality and expense charges................................      3,285        1,113         57
                                                                  --------     --------      -----
Net investment (loss) income...................................     (2,455)        (926)       (57)
                                                                  --------     --------      -----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........      6,303         (348)       (27)
Change in unrealized appreciation (depreciation) of investments    139,867      (29,437)      (253)
                                                                  --------     --------      -----
Net realized and unrealized gains (losses) on investments......    146,170      (29,785)      (280)
                                                                  --------     --------      -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $143,715     $(30,711)     $(337)
                                                                  ========     ========      =====

                      See Notes to Financial Statements.

    Fidelity Asset Manager Growth                 Fidelity Growth                      American Funds Growth
         Investment Division                    Investment Division                     Investment Division
-------------------------------------  -------------------------------------  ---------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended     May 1, 2001 to
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,  December 31,
    2003         2002         2001         2003         2002         2001         2003         2002          2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ --------------
  $ 8,346      $  3,640     $    --      $   174      $    132     $    --     $   22,917  $     3,067    $ 134,864
    1,598           623         233        1,005           649         243        141,220       59,610        6,807
  -------      --------     -------      -------      --------     -------     ----------  -----------    ---------
    6,748         3,017        (233)        (831)         (517)       (243)      (118,303)     (56,543)     128,057
  -------      --------     -------      -------      --------     -------     ----------  -----------    ---------
   (4,335)       (5,591)        113       (2,588)       (8,400)     (3,407)      (100,817)     (49,022)     (95,342)
   59,143       (19,964)     (1,597)      63,146       (40,968)     (3,078)     5,264,250   (1,636,890)     (17,189)
  -------      --------     -------      -------      --------     -------     ----------  -----------    ---------
   54,808       (25,555)     (1,484)      60,558       (49,368)     (6,485)     5,163,433   (1,685,912)    (112,531)
  -------      --------     -------      -------      --------     -------     ----------  -----------    ---------
  $61,556      $(22,538)    $(1,717)     $59,727      $(49,885)    $(6,728)    $5,045,130  $(1,742,455)   $  15,526
  =======      ========     =======      =======      ========     =======     ==========  ===========    =========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                      American Funds Growth-Income
                                                                          Investment Division
                                                                ---------------------------------------
                                                                For the Year For the Year For the Period
                                                                   Ended        Ended     May 1, 2001 to
                                                                December 31, December 31,  December 31,
                                                                    2003         2002          2001
                                                                ------------ ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................  $  170,202  $    83,225     $ 20,236
Expenses:
  Mortality and expense charges................................     112,608       48,157        5,104
                                                                 ----------  -----------     --------
Net investment (loss) income...................................      57,594       35,068       15,132
                                                                 ----------  -----------     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     (26,406)     (51,319)     (13,398)
Change in unrealized appreciation (depreciation) of investments   3,852,340   (1,122,854)      55,397
                                                                 ----------  -----------     --------
Net realized and unrealized gains (losses) on investments......   3,825,934   (1,174,173)      41,999
                                                                 ----------  -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $3,883,528  $(1,139,105)    $ 57,131
                                                                 ==========  ===========     ========

                      See Notes to Financial Statements.

    American Funds Global Small Cap                JPM Enhanced Index                 T. Rowe Price Mid Cap Growth
          Investment Division                     Investment Division                     Investment Division
---------------------------------------  -------------------------------------  ---------------------------------------
For the Year For the Year For the Period For the Year For the Year For the Year For the Year For the Year For the Period
   Ended        Ended     May 1, 2001 to    Ended        Ended        Ended        Ended        Ended     May 1, 2001 to
December 31, December 31,  December 31,  December 31, December 31, December 31, December 31, December 31,  December 31,
    2003         2002          2001          2003         2002         2001         2003         2002          2001
------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ --------------
 $   19,214   $  10,794      $  7,147      $   163      $   117       $  --       $     --    $   7,906      $    --
     27,847      12,245         1,216           16           39          13         17,818        6,944          940
 ----------   ---------      --------      -------      -------       -----       --------    ---------      -------
     (8,633)     (1,451)        5,931          147           78         (13)       (17,818)         962         (940)
 ----------   ---------      --------      -------      -------       -----       --------    ---------      -------
    (33,362)     35,746       (18,714)      (1,554)      (1,186)        (25)       (46,026)     (55,314)      (1,372)
  1,513,502    (396,292)       46,579        1,806       (1,483)       (320)       776,010     (378,709)      11,239
 ----------   ---------      --------      -------      -------       -----       --------    ---------      -------
  1,480,140    (360,546)       27,865          252       (2,669)       (345)       729,984     (434,023)       9,867
 ----------   ---------      --------      -------      -------       -----       --------    ---------      -------
 $1,471,507   $(361,997)     $ 33,796      $   399      $(2,591)      $(358)      $712,166    $(433,061)     $ 8,927
 ==========   =========      ========      =======      =======       =====       ========    =========      =======

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                       MFS Research International
                                                                          Investment Division
                                                                ---------------------------------------
                                                                For the Year For the Year For the Period
                                                                   Ended        Ended     May 1, 2001 to
                                                                December 31, December 31,  December 31,
                                                                    2003         2002          2001
                                                                ------------ ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $ 10,739     $  1,203      $   174
Expenses:
  Mortality and expense charges................................      7,953        3,324          525
                                                                  --------     --------      -------
Net investment (loss) income...................................      2,786       (2,121)        (351)
                                                                  --------     --------      -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........    148,987      (66,559)      (4,107)
Change in unrealized appreciation (depreciation) of investments    191,049       (2,664)       1,444
                                                                  --------     --------      -------
Net realized and unrealized gains (losses) on investments......    340,036      (69,223)      (2,663)
                                                                  --------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $342,822     $(71,344)     $(3,014)
                                                                  ========     ========      =======

                      See Notes to Financial Statements.

           PIMCO Total Return                        PIMCO Innovation                   Lord Abbett Bond Debenture
          Investment Division                      Investment Division                     Investment Division
---------------------------------------  ---------------------------------------  -------------------------------------
For the Year For the Year For the Period For the Year For the Year For the Period For the Year For the Year For the Year
   Ended        Ended     May 1, 2001 to    Ended        Ended     May 1, 2001 to    Ended        Ended        Ended
December 31, December 31,  December 31,  December 31, December 31,  December 31,  December 31, December 31, December 31,
    2003         2002          2001          2003         2002          2001          2003         2002         2001
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ ------------
  $255,223     $     --      $ 26,164     $       --   $      --      $    --      $  190,964  $   996,547  $   923,897
    79,517       28,120         2,322         21,608       9,521        1,528          81,381       71,674       64,809
  --------     --------      --------     ----------   ---------      -------      ----------  -----------  -----------
   175,706      (28,120)       23,842        (21,608)     (9,521)      (1,528)        109,583      924,873      859,088
  --------     --------      --------     ----------   ---------      -------      ----------  -----------  -----------
   175,963       60,373         1,564       (195,867)   (111,879)      (9,873)        198,834   (1,886,218)    (134,223)
   (25,434)     270,736       (14,155)     1,260,206    (652,366)       4,179       1,391,673      949,375     (902,997)
  --------     --------      --------     ----------   ---------      -------      ----------  -----------  -----------
   150,529      331,109       (12,591)     1,064,339    (764,245)      (5,694)      1,590,507     (936,843)  (1,037,220)
  --------     --------      --------     ----------   ---------      -------      ----------  -----------  -----------
  $326,235     $302,989      $ 11,251     $1,042,731   $(773,766)     $(7,222)     $1,700,090  $   (11,970) $  (178,132)
  ========     ========      ========     ==========   =========      =======      ==========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                           STATEMENTS OF OPERATIONS


                                                                Met/AIM Mid Cap Core Equity  Met/AIM Small Cap Growth
                                                                    Investment Division         Investment Division
                                                                --------------------------  --------------------------
                                                                For the Year For the Period For the Year For the Period
                                                                   Ended     May 1, 2002 to    Ended     May 1, 2002 to
                                                                December 31,  December 31,  December 31,  December 31,
                                                                    2003          2002          2003          2002
                                                                ------------ -------------- ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $  8,411      $   291       $     --      $    --
Expenses:
  Mortality and expense charges................................      4,773          638          2,947          281
                                                                  --------      -------       --------      -------
Net investment (loss) income...................................      3,638         (347)        (2,947)        (281)
                                                                  --------      -------       --------      -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........      6,414       (1,242)        66,977         (593)
Change in unrealized appreciation (depreciation) of investments    140,733       (6,351)        51,242       (4,322)
                                                                  --------      -------       --------      -------
Net realized and unrealized gains (losses) on investments......    147,147       (7,593)       118,219       (4,915)
                                                                  --------      -------       --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................   $150,785      $(7,940)      $115,272      $(5,196)
                                                                  ========      =======       ========      =======

                      See Notes to Financial Statements.

Harris Oakmark International         Janus Aggressive Growth            Lord Abbett Growth & Income
    Investment Division                Investment Division                  Investment Division
--------------------------   ---------------------------------------  --------------------------------
For the Year  For the Period For the Year For the Year For the Period For the Year   For the Period
   Ended      May 1, 2002 to    Ended        Ended     May 1, 2001 to    Ended     October 31, 2002 to
December 31,   December 31,  December 31, December 31,  December 31,  December 31,    December 31,
    2003           2002          2003         2002          2001          2003            2002
------------  -------------- ------------ ------------ -------------- ------------ -------------------
  $  8,848       $   210      $       --   $      --      $     --       $   --            $--
     2,473           298          25,657      13,374         2,780           47             --
  --------       -------      ----------   ---------      --------       ------            ---
     6,375           (88)        (25,657)    (13,374)       (2,780)         (47)            --
  --------       -------      ----------   ---------      --------       ------            ---
    72,432          (843)       (313,967)    (78,401)      (43,356)          20             --
    49,401        (2,920)      1,123,504    (426,893)      (11,854)       3,750             --
  --------       -------      ----------   ---------      --------       ------            ---
   121,833        (3,763)        809,537    (505,294)      (55,210)       3,770             --
  --------       -------      ----------   ---------      --------       ------            ---
  $128,208       $(3,851)     $  783,880   $(518,668)     $(57,990)      $3,723            $--
  ========       =======      ==========   =========      ========       ======            ===

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                 State Street Research Investment Trust
                                                                                          Investment Division
                                                                               -----------------------------------------
                                                                               For the Year  For the Year   For the Year
                                                                                  Ended         Ended          Ended
                                                                               December 31,  December 31,   December 31,
                                                                                   2003          2002           2001
                                                                               ------------  ------------  -------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $    (68,204) $   (969,448) $  48,301,051
   Net realized (losses) gains from security transactions.....................   (6,958,914)   (6,132,437)       731,187
   Change in unrealized appreciation (depreciation) of investments............   88,855,777   (90,883,953)  (122,469,738)
                                                                               ------------  ------------  -------------
   Net increase (decrease) in net assets resulting from operations............   81,828,659   (97,985,838)   (73,437,500)
                                                                               ------------  ------------  -------------
  From capital transactions:
   Net premiums...............................................................   67,707,999    78,160,135     80,046,712
   Redemptions................................................................  (15,137,546)  (10,399,853)   (15,513,042)
   Net Investment Division transfers..........................................   (7,863,696)  (11,186,400)     2,751,095
   Other net transfers........................................................  (36,428,084)  (38,309,389)   (40,534,492)
                                                                               ------------  ------------  -------------
   Net increase (decrease) in net assets resulting from capital transactions..    8,278,673    18,264,493     26,750,273
                                                                               ------------  ------------  -------------
NET CHANGE IN NET ASSETS......................................................   90,107,332   (79,721,345)   (46,687,227)
NET ASSETS--BEGINNING OF PERIOD...............................................  276,979,969   356,701,314    403,388,541
                                                                               ------------  ------------  -------------
NET ASSETS--END OF PERIOD..................................................... $367,087,301  $276,979,969  $ 356,701,314
                                                                               ============  ============  =============

                      See Notes to Financial Statements.

    State Street Research Diversified      State Street Research Aggressive Growth             MetLife Stock Index
           Investment Division                       Investment Division                       Investment Division
----------------------------------------  ----------------------------------------  ----------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    2003          2002          2001          2003          2002          2001          2003          2002          2001
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$  7,511,522  $  3,558,999  $ 23,184,244  $ (1,367,678) $ (1,263,240) $ 45,283,589  $  3,387,558  $  2,705,145  $  1,213,073
  (2,593,687)   (1,810,936)     (111,095)   (8,202,841)   (5,953,657)   (1,536,972)  (10,060,006)   (5,045,284)    4,130,927
  42,182,763   (41,694,719)  (42,080,714)   62,199,697   (44,703,891)  (94,895,107)  101,361,307   (82,559,071)  (48,985,481)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  47,100,598   (39,946,656)  (19,007,565)   52,629,178   (51,920,788)  (51,148,490)   94,688,859   (84,899,210)  (43,641,481)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  52,190,961    54,194,120    55,767,097    34,182,901    40,003,786    42,942,155   108,236,751   114,022,950   113,949,042
 (14,264,879)   (9,523,000)   (8,333,720)   (7,318,523)   (4,831,140)   (6,486,474)  (14,265,812)  (13,779,170)  (11,030,629)
  (2,178,352)     (383,162)    8,413,016    (5,104,646)   (6,485,783)    1,097,789   (11,228,029)   11,797,286    19,393,554
 (31,835,294)  (32,044,615)  (31,250,185)  (17,936,155)  (17,642,321)  (19,697,556)  (46,545,385)  (47,844,806)  (45,631,351)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   3,912,436    12,243,343    24,596,208     3,823,577    11,044,542    17,855,914    36,197,525    64,196,260    76,680,616
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  51,013,034   (27,703,313)    5,588,643    56,452,755   (40,876,246)  (33,292,576)  130,886,384   (20,702,950)   33,039,135
 238,020,353   265,723,666   260,135,023   130,815,618   171,691,864   204,984,440   326,227,963   346,930,913   313,891,778
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$289,033,387  $238,020,353  $265,723,666  $187,268,373  $130,815,618  $171,691,864  $457,114,347  $326,227,963  $346,930,913
============  ============  ============  ============  ============  ============  ============  ============  ============

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                       FI International Stock
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (54,694) $    18,744  $ 1,172,876
   Net realized (losses) gains from security transactions.....................  (1,630,864)  (2,655,399)  (1,661,736)
   Change in unrealized appreciation (depreciation) of investments............  10,924,390   (4,418,288)  (9,202,287)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from operations............   9,238,832   (7,054,943)  (9,691,147)
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................   7,903,805    9,783,594    9,615,907
   Redemptions................................................................  (1,780,012)  (1,287,021)  (1,289,983)
   Net Investment Division transfers..........................................    (552,252)  (2,781,604)     323,092
   Other net transfers........................................................  (3,792,182)  (3,974,969)  (4,148,436)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   1,779,359    1,740,000    4,500,580
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  11,018,191   (5,314,943)  (5,190,567)
NET ASSETS--BEGINNING OF PERIOD...............................................  32,966,098   38,281,041   43,471,608
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD..................................................... $43,984,289  $32,966,098  $38,281,041
                                                                               ===========  ===========  ===========

                      See Notes to Financial Statements.

              Janus Mid Cap                   T. Rowe Price Small Cap Growth              Scudder Global Equity
           Investment Division                      Investment Division                    Investment Division
----------------------------------------  --------------------------------------  -------------------------------------
For the Year  For the Year  For the Year  For the Year For the Year  For the Year For the Year For the Year For the Year
   Ended         Ended         Ended         Ended        Ended         Ended        Ended        Ended        Ended
December 31,  December 31,  December 31,  December 31, December 31,  December 31, December 31, December 31, December 31,
    2003          2002          2001          2003         2002          2001         2003         2002         2001
------------  ------------  ------------  ------------ ------------  ------------ ------------ ------------ ------------
$ (1,297,757) $ (1,013,088) $ (1,037,631) $  (402,320) $   (332,098) $ 3,209,549  $   311,502  $   181,688  $ 2,155,251
  (1,145,184)   (5,163,698)   (2,451,549)    (309,653)     (297,872)    (796,014)  (1,005,776)    (466,029)     (71,082)
  46,019,342   (34,449,605)  (53,291,667)  17,635,578   (12,423,975)  (6,595,361)   7,242,152   (3,445,540)  (5,825,339)
------------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
  43,576,401   (40,626,391)  (56,780,847)  16,923,605   (13,053,945)  (4,181,826)   6,547,878   (3,729,881)  (3,741,170)
------------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
  53,673,455    64,528,237    74,363,749   12,384,395    14,332,234   15,023,523    6,014,790    7,029,500    7,562,752
  (5,340,392)   (2,804,544)   (3,144,623)  (1,578,439)   (1,348,311)  (2,577,320)  (1,735,572)    (936,418)    (630,613)
  (5,185,372)   (5,298,371)    3,860,189     (197,295)      753,895     (372,409)    (125,590)    (322,915)     603,395
 (21,665,579)  (21,964,497)  (23,970,747)  (5,569,189)   (5,463,573)  (5,350,422)  (2,481,721)  (2,670,700)  (2,572,779)
------------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
  21,482,112    34,460,825    51,108,568    5,039,472     8,274,245    6,723,372    1,671,907    3,099,467    4,962,755
------------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
  65,058,513    (6,165,566)   (5,672,279)  21,963,077    (4,779,700)   2,541,546    8,219,785     (630,414)   1,221,585
 119,019,575   125,185,141   130,857,420   39,880,088    44,659,788   42,118,242   20,475,933   21,106,347   19,884,762
------------  ------------  ------------  -----------  ------------  -----------  -----------  -----------  -----------
$184,078,088  $119,019,575  $125,185,141  $61,843,165  $ 39,880,088  $44,659,788  $28,695,718  $20,475,933  $21,106,347
============  ============  ============  ===========  ============  ===========  ===========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                   Harris Oakmark Large Cap Value
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $  (252,368) $   438,284  $   (56,512)
   Net realized (losses) gains from security transactions.....................      38,696      173,172       94,596
   Change in unrealized appreciation (depreciation) of investments............   6,986,213   (3,824,797)     810,284
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from operations............   6,772,541   (3,213,341)     848,368
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................  11,430,624   10,115,432    4,073,390
   Redemptions................................................................    (991,704)    (287,586)    (268,807)
   Net Investment Division transfers..........................................   1,835,698    6,291,525    9,043,603
   Other net transfers........................................................  (4,616,084)  (4,169,815)  (1,466,228)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   7,658,534   11,949,556   11,381,958
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  14,431,075    8,736,215   12,230,326
NET ASSETS--BEGINNING OF PERIOD...............................................  23,072,554   14,336,339    2,106,013
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD..................................................... $37,503,629  $23,072,554  $14,336,339
                                                                               ===========  ===========  ===========

                      See Notes to Financial Statements.

Neuberger Berman Partners Mid Cap Value     T. Rowe Price Large Cap Growth      Lehman Brothers Aggregate Bond Index
         Investment Division                     Investment Division                    Investment Division
-------------------------------------   -------------------------------------  -------------------------------------
For the Year  For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended         Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003          2002         2001         2003         2002         2001         2003         2002         2001
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$  (118,988)  $   (89,469) $   106,521  $  (180,062) $  (106,090) $   (94,779) $ 2,506,200  $   982,861  $   212,243
     28,084       105,666      (68,863)    (489,389)    (317,124)    (100,488)   1,152,171      515,268      210,509
  7,656,793    (1,888,036)    (195,526)   7,871,800   (5,333,848)     (92,461)  (2,185,014)   2,760,523    1,053,501
-----------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  7,565,889    (1,871,839)    (157,868)   7,202,349   (5,757,062)    (287,728)   1,473,357    4,258,652    1,476,253
-----------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,682,614     8,172,686    5,746,048    8,620,553    9,447,412    8,996,035   13,565,785   10,479,062    8,533,067
   (629,059)   (1,215,338)     (57,006)    (982,056)    (125,856)     (60,227)  (1,812,183)  (1,839,866)  (1,024,276)
    650,401     2,321,678    4,766,372      (78,277)     873,833    8,736,398   (6,698,353)   8,318,943   11,244,179
 (3,610,116)   (3,236,171)  (2,321,908)  (3,337,120)  (3,453,967)  (3,536,498)  (5,580,587)  (4,492,832)  (2,262,688)
-----------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  5,093,840     6,042,855    8,133,506    4,223,100    6,741,422   14,135,708     (525,338)  12,465,307   16,490,282
-----------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
 12,659,729     4,171,016    7,975,638   11,425,449      984,360   13,847,980      948,019   16,723,959   17,966,535
 18,285,822    14,114,806    6,139,168   22,094,885   21,110,525    7,262,545   54,046,288   37,322,329   19,355,794
-----------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$30,945,551   $18,285,822  $14,114,806  $33,520,334  $22,094,885  $21,110,525  $54,994,307  $54,046,288  $37,322,329
===========   ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     Morgan Stanley EAFE Index
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   121,982  $   (64,128) $   (37,840)
   Net realized (losses) gains from security transactions.....................    (497,564)    (800,822)    (961,834)
   Change in unrealized appreciation (depreciation) of investments............   6,516,826   (1,274,363)    (729,479)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from operations............   6,141,244   (2,139,313)  (1,729,153)
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................   7,425,875    6,625,665    4,890,376
   Redemptions................................................................    (362,211)  (1,101,621)    (722,285)
   Net Investment Division transfers..........................................     438,708    1,672,217    4,395,203
   Other net transfers........................................................  (2,849,511)  (2,360,586)  (1,819,787)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   4,652,861    4,835,675    6,743,507
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  10,794,105    2,696,362    5,014,354
NET ASSETS--BEGINNING OF PERIOD...............................................  13,496,072   10,799,710    5,785,356
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD..................................................... $24,290,177  $13,496,072  $10,799,710
                                                                               ===========  ===========  ===========

                      See Notes to Financial Statements.

          Russell 2000 Index                     Met/Putnam Voyager                State Street Research Aurora
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$   (29,213) $   (29,731) $   (47,654) $   (58,697) $   (39,278)  $  (22,732) $  (336,756) $   (97,874) $   (51,026)
   (125,595)    (343,069)  (1,016,179)    (624,452)    (304,226)    (113,353)     196,537       81,843      155,882
  7,938,110   (2,545,881)   1,215,383    2,271,140   (1,227,374)    (585,114)  17,391,943   (6,958,922)   1,218,805
-----------  -----------  -----------  -----------  -----------   ----------  -----------  -----------  -----------
  7,783,302   (2,918,681)     151,550    1,587,991   (1,570,878)    (721,199)  17,251,724   (6,974,953)   1,323,661
-----------  -----------  -----------  -----------  -----------   ----------  -----------  -----------  -----------
  7,659,016    7,082,371    5,343,692    3,213,111    3,461,165    2,425,615   16,618,731   15,376,489    7,040,736
   (486,878)    (266,570)    (375,673)     (93,468)     (27,865)     (23,841)    (920,139)    (302,359)     (81,569)
    991,151    2,834,125    1,811,235     (151,453)     548,678    2,239,800    1,566,557    6,843,668   11,247,758
 (3,048,846)  (2,527,437)  (2,007,235)  (1,158,137)  (1,159,060)    (878,209)  (7,037,769)  (5,887,521)  (2,656,308)
-----------  -----------  -----------  -----------  -----------   ----------  -----------  -----------  -----------
  5,114,443    7,122,489    4,772,019    1,810,053    2,822,918    3,763,365   10,227,380   16,030,277   15,550,617
-----------  -----------  -----------  -----------  -----------   ----------  -----------  -----------  -----------
 12,897,745    4,203,808    4,923,569    3,398,044    1,252,040    3,042,166   27,479,104    9,055,324   16,874,278
 14,828,534   10,624,726    5,701,157    5,252,713    4,000,673      958,507   29,060,558   20,005,234    3,130,956
-----------  -----------  -----------  -----------  -----------   ----------  -----------  -----------  -----------
$27,726,279  $14,828,534  $10,624,726  $ 8,650,757  $ 5,252,713   $4,000,673  $56,539,662  $29,060,558  $20,005,234
===========  ===========  ===========  ===========  ===========   ==========  ===========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                    MetLife Mid Cap Stock Index
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (64,163) $   (55,361) $   (18,724)
   Net realized (losses) gains from security transactions.....................      12,063      (23,095)     (19,531)
   Change in unrealized appreciation (depreciation) of investments............   6,538,587   (2,089,536)     294,328
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from operations............   6,486,487   (2,167,992)     256,073
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................   8,658,518    7,438,484    4,147,919
   Redemptions................................................................    (315,294)    (109,971)     (16,900)
   Net Investment Division transfers..........................................     960,729    4,006,261    4,052,437
   Other net transfers........................................................  (3,433,510)  (2,617,681)  (1,566,864)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   5,870,443    8,717,093    6,616,592
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  12,356,930    6,549,101    6,872,665
NET ASSETS--BEGINNING OF PERIOD...............................................  15,567,957    9,018,856    2,146,191
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD..................................................... $27,924,887  $15,567,957  $ 9,018,856
                                                                               ===========  ===========  ===========

                      See Notes to Financial Statements.

                                            State Street Research
  Franklin Templeton Small Cap Growth          Large Cap Value                Davis Venture Value
          Investment Division                Investment Division              Investment Division
---------------------------------------  --------------------------  -------------------------------------
For the Year For the Year For the Period For the Year For the Period For the Year For the Year For the Year
   Ended        Ended     May 1, 2001 to    Ended     May 1, 2002 to    Ended        Ended        Ended
December 31, December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31,
    2003         2002          2001          2003          2002          2003         2002         2001
------------ ------------ -------------- ------------ -------------- ------------ ------------ ------------
 $  (16,641)  $   (8,397)    $ (1,124)    $    4,590     $    433    $   (75,683) $       750  $   153,188
    (19,016)     (42,766)      (3,651)        41,938       (3,284)      (213,900)    (188,804)     (46,987)
    796,643     (271,373)      16,066        156,144       (3,178)     5,610,390   (2,083,879)    (437,523)
 ----------   ----------     --------     ----------     --------    -----------  -----------  -----------
    760,986     (322,536)      11,291        202,672       (6,029)     5,320,807   (2,271,933)    (331,322)
 ----------   ----------     --------     ----------     --------    -----------  -----------  -----------
    844,482      626,488      107,629        405,361       64,977      6,492,659    5,157,409    3,338,434
    (27,310)      (5,592)        (802)        (5,862)        (313)      (286,620)     (86,825)     (44,938)
    610,392      745,849      369,945        469,287      153,138      2,147,532    5,300,022    4,710,785
   (416,036)    (235,608)     (30,931)      (149,915)     (23,188)    (2,675,075)  (2,166,021)  (1,312,198)
 ----------   ----------     --------     ----------     --------    -----------  -----------  -----------
  1,011,528    1,131,137      445,841        718,871      194,614      5,678,496    8,204,585    6,692,083
 ----------   ----------     --------     ----------     --------    -----------  -----------  -----------
  1,772,514      808,601      457,132        921,543      188,585     10,999,303    5,932,652    6,360,761
  1,265,733      457,132           --        188,585           --     13,430,192    7,497,540    1,136,779
 ----------   ----------     --------     ----------     --------    -----------  -----------  -----------
 $3,038,247   $1,265,733     $457,132     $1,110,128     $188,585    $24,429,495  $13,430,192  $ 7,497,540
 ==========   ==========     ========     ==========     ========    ===========  ===========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                      Loomis Sayles Small Cap
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................  $  (28,298)  $  (16,142)  $   75,074
   Net realized (losses) gains from security transactions.....................     (88,636)    (106,829)     (35,645)
   Change in unrealized appreciation (depreciation) of investments............   1,169,772     (414,868)     (62,611)
                                                                                ----------   ----------   ----------
   Net increase (decrease) in net assets resulting from operations............   1,052,838     (537,839)     (23,182)
                                                                                ----------   ----------   ----------
  From capital transactions:
   Net premiums...............................................................   1,387,309    1,200,038      909,510
   Redemptions................................................................     (49,105)     (11,815)      (7,864)
   Net Investment Division transfers..........................................     159,941      268,407      960,425
   Other net transfers........................................................    (536,437)    (436,811)    (356,458)
                                                                                ----------   ----------   ----------
   Net increase (decrease) in net assets resulting from capital transactions..     961,708    1,019,819    1,505,613
                                                                                ----------   ----------   ----------
NET CHANGE IN NET ASSETS......................................................   2,014,546      481,980    1,482,431
NET ASSETS--BEGINNING OF PERIOD...............................................   2,408,393    1,926,413      443,982
                                                                                ----------   ----------   ----------
NET ASSETS--END OF PERIOD.....................................................  $4,422,939   $2,408,393   $1,926,413
                                                                                ==========   ==========   ==========

                      See Notes to Financial Statements.

         Alger Equity Growth                    MFS Investors Trust                   MFS Research Managers
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  (23,728) $   (13,698)   $  (121)    $   (7,711)  $  (2,715)   $  (1,179)    $   (873)   $  (2,427)   $    (363)
    (63,998)     (57,097)      (175)        13,432     (71,866)      (5,896)      (4,462)     (30,794)       1,304
  1,339,908     (983,355)    (5,126)       221,187     (78,498)       4,527      112,414      (58,814)        (346)
 ----------  -----------    -------     ----------   ---------    ---------     --------    ---------    ---------
  1,252,182   (1,054,150)    (5,422)       226,908    (153,079)      (2,548)     107,079      (92,035)         595
 ----------  -----------    -------     ----------   ---------    ---------     --------    ---------    ---------
  1,035,783       40,283         --        701,861     657,381      122,835      278,607      256,687       72,571
         --           --         --        (14,052)     (4,428)      (1,444)      (4,854)        (250)      (3,984)
        359    4,290,312     52,468        164,766     480,329      486,210       57,895      151,712      231,621
   (337,622)    (338,952)    (1,809)      (229,330)   (608,417)    (282,946)     (84,526)    (153,237)    (149,340)
 ----------  -----------    -------     ----------   ---------    ---------     --------    ---------    ---------
    698,520    3,991,643     50,659        623,245     524,865      324,655      247,122      254,912      150,868
 ----------  -----------    -------     ----------   ---------    ---------     --------    ---------    ---------
  1,950,702    2,937,493     45,237        850,153     371,786      322,107      354,201      162,877      151,463
  2,982,730       45,237         --        693,893     322,107           --      314,340      151,463           --
 ----------  -----------    -------     ----------   ---------    ---------     --------    ---------    ---------
 $4,933,432  $ 2,982,730    $45,237     $1,544,046   $ 693,893    $ 322,107     $668,541    $ 314,340    $ 151,463
 ==========  ===========    =======     ==========   =========    =========     ========    =========    =========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                  State Street Research Bond Income
                                                                                         Investment Division
                                                                               --------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $ 2,183,489  $ 4,278,595  $  5,095,599
   Net realized (losses) gains from security transactions.....................     880,712     (378,655)      400,025
   Change in unrealized appreciation (depreciation) of investments............   1,572,001    2,444,438      (137,736)
                                                                               -----------  -----------  ------------
   Net increase (decrease) in net assets resulting from operations............   4,636,202    6,344,378     5,357,888
                                                                               -----------  -----------  ------------
  From capital transactions:
   Net premiums...............................................................  16,159,717   18,007,464    14,237,318
   Redemptions................................................................  (4,549,369)  (3,078,401)   (3,623,665)
   Net Investment Division transfers..........................................  (3,340,166)   1,121,089     3,289,281
   Other net transfers........................................................  (9,344,726)  (8,719,726)  (15,760,945)
                                                                               -----------  -----------  ------------
   Net increase (decrease) in net assets resulting from capital transactions..  (1,074,544)   7,330,426    (1,858,011)
                                                                               -----------  -----------  ------------
NET CHANGE IN NET ASSETS......................................................   3,561,658   13,674,804     3,499,877
NET ASSETS--BEGINNING OF PERIOD...............................................  93,157,932   79,483,128    75,983,251
                                                                               -----------  -----------  ------------
NET ASSETS--END OF PERIOD..................................................... $96,719,590  $93,157,932  $ 79,483,128
                                                                               ===========  ===========  ============

                      See Notes to Financial Statements.

                                                                                            Salomon Brothers
         FI Structured Equity                Harris Oakmark Focused Value             Strategic Bond Opportunities
         Investment Division                     Investment Division                      Investment Division
-------------------------------------  ---------------------------------------  ---------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Period For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended     May 1, 2001 to    Ended        Ended     May 1, 2001 to
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2003         2002         2001         2003         2002          2001          2003         2002          2001
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ --------------
  $   (808)    $     70     $   (69)   $  (127,312) $   (63,671)   $   (9,775)   $   33,102   $   72,727     $   (894)
    24,426       (9,596)        (77)        31,214       (9,588)          (43)       97,650          241          117
    58,141       (4,285)     (2,467)     5,537,632     (938,481)      279,801       233,146       62,351        4,621
  --------     --------     -------    -----------  -----------    ----------    ----------   ----------     --------
    81,759      (13,811)     (2,613)     5,441,534   (1,011,740)      269,983       363,898      135,319        3,844
  --------     --------     -------    -----------  -----------    ----------    ----------   ----------     --------
   167,405       51,077          --      8,198,287    6,333,512       999,657     1,996,763      890,271       97,914
   (10,046)          --          --       (450,269)    (161,171)       (7,188)     (108,331)     (17,732)        (566)
   229,644       41,277      28,886      3,144,705    5,880,885     3,223,723     1,486,748    1,049,918      396,753
   (56,377)     (10,863)     (1,055)    (3,347,152)  (2,377,498)     (271,630)     (749,672)    (348,947)     (33,111)
  --------     --------     -------    -----------  -----------    ----------    ----------   ----------     --------
   330,626       81,491      27,831      7,545,571    9,675,728     3,944,562     2,625,508    1,573,510      460,990
  --------     --------     -------    -----------  -----------    ----------    ----------   ----------     --------
   412,385       67,680      25,218     12,987,105    8,663,988     4,214,545     2,989,406    1,708,829      464,834
    92,898       25,218          --     12,878,533    4,214,545            --     2,173,663      464,834           --
  --------     --------     -------    -----------  -----------    ----------    ----------   ----------     --------
  $505,283     $ 92,898     $25,218    $25,865,638  $12,878,533    $4,214,545    $5,163,069   $2,173,663     $464,834
  ========     ========     =======    ===========  ===========    ==========    ==========   ==========     ========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                   Salomon Brothers U.S. Government
                                                                                         Investment Division
                                                                               ---------------------------------------
                                                                               For the Year For the Year For the Period
                                                                                  Ended        Ended     May 1, 2001 to
                                                                               December 31, December 31,  December 31,
                                                                                   2003         2002          2001
                                                                               ------------ ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $    42,617   $   71,569     $ (1,841)
   Net realized (losses) gains from security transactions.....................      48,098       10,225        5,065
   Change in unrealized appreciation (depreciation) of investments............     (40,677)      83,661       (2,273)
                                                                               -----------   ----------     --------
   Net increase (decrease) in net assets resulting from operations............      50,038      165,455          951
                                                                               -----------   ----------     --------
  From capital transactions:
   Net premiums...............................................................   3,454,837    1,641,232      162,934
   Redemptions................................................................    (137,457)     (35,283)     (10,909)
   Net Investment Division transfers..........................................     916,767    2,382,469      755,686
   Other net transfers........................................................  (1,344,693)    (637,762)     (59,363)
                                                                               -----------   ----------     --------
   Net increase (decrease) in net assets resulting from capital transactions..   2,889,454    3,350,656      848,348
                                                                               -----------   ----------     --------
NET CHANGE IN NET ASSETS......................................................   2,939,492    3,516,111      849,299
NET ASSETS--BEGINNING OF PERIOD...............................................   4,365,410      849,299           --
                                                                               -----------   ----------     --------
NET ASSETS--END OF PERIOD..................................................... $ 7,304,902   $4,365,410     $849,299
                                                                               ===========   ==========     ========

                      See Notes to Financial Statements.

  State Street Research Money Market     FI Mid Cap Opportunities             Janus Aspen Growth
          Investment Division               Investment Division              Investment Division
--------------------------------------  --------------------------  -------------------------------------
For the Year For the Year  For the Year For the Year For the Period For the Year For the Year For the Year
   Ended        Ended         Ended        Ended     May 1, 2002 to    Ended        Ended        Ended
December 31, December 31,  December 31, December 31,  December 31,  December 31, December 31, December 31,
    2003         2002          2001         2003          2002          2003         2002         2001
------------ ------------  ------------ ------------ -------------- ------------ ------------ ------------
$    47,144  $    259,328  $   918,529   $    9,838     $   (333)    $  (10,283)  $   (9,370) $   185,366
         (1)     (628,588)    (499,341)      19,777       (1,950)      (263,013)    (179,152)  (1,848,663)
          1       611,711      796,577      191,546        3,758      1,041,007     (329,490)     498,521
-----------  ------------  -----------   ----------     --------     ----------   ----------  -----------
     47,144       242,451    1,215,765      221,161        1,475        767,711     (518,012)  (1,164,776)
-----------  ------------  -----------   ----------     --------     ----------   ----------  -----------
  4,560,820    25,769,284   17,936,134      324,317       49,033        839,829      913,602      779,753
 (1,186,158)   (4,958,930)  (1,689,474)     (43,946)         (19)       (88,894)     (13,590)  (2,741,484)
 (4,975,125)  (33,048,287)  (4,603,225)     537,734      149,230         (5,665)      34,319      254,486
 (1,910,867)   10,079,748   (1,666,768)     (95,364)     (31,850)      (176,510)    (211,649)    (189,372)
-----------  ------------  -----------   ----------     --------     ----------   ----------  -----------
 (3,511,330)   (2,158,185)   9,976,667      722,741      166,394        568,760      722,682   (1,896,617)
-----------  ------------  -----------   ----------     --------     ----------   ----------  -----------
 (3,464,186)   (1,915,734)  11,192,432      943,902      167,869      1,336,471      204,670   (3,061,393)
 30,810,613    32,726,347   21,533,915      167,869           --      2,163,422    1,958,752    5,020,145
-----------  ------------  -----------   ----------     --------     ----------   ----------  -----------
$27,346,427  $ 30,810,613  $32,726,347   $1,111,771     $167,869     $3,499,893   $2,163,422  $ 1,958,752
===========  ============  ===========   ==========     ========     ==========   ==========  ===========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                       Invesco VIF High Yield
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................   $ 43,235     $ 48,408     $ 29,172
   Net realized (losses) gains from security transactions.....................     (5,183)     (31,480)      (3,798)
   Change in unrealized appreciation (depreciation) of investments............     90,384       (7,350)     (33,395)
                                                                                 --------     --------     --------
   Net increase (decrease) in net assets resulting from operations............    128,436        9,578       (8,021)
                                                                                 --------     --------     --------
  From capital transactions:
   Net premiums...............................................................    232,669      216,788      213,527
   Redemptions................................................................     (6,154)          --           --
   Net Investment Division transfers..........................................     11,139        2,473       71,476
   Other net transfers........................................................    (37,616)     (27,503)     (13,506)
                                                                                 --------     --------     --------
   Net increase (decrease) in net assets resulting from capital transactions..    200,038      191,758      271,497
                                                                                 --------     --------     --------
NET CHANGE IN NET ASSETS......................................................    328,474      201,336      263,476
NET ASSETS--BEGINNING OF PERIOD...............................................    475,634      274,298       10,822
                                                                                 --------     --------     --------
NET ASSETS--END OF PERIOD.....................................................   $804,108     $475,634     $274,298
                                                                                 ========     ========     ========

                      See Notes to Financial Statements.

      Invesco VIF Equity Income         Invesco VIF Real Estate Opportunity   Franklin Templeton International Stock
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $  1,289     $  1,519     $  1,475     $  1,726     $   (248)    $    652    $   34,446   $   31,411   $  197,836
    (4,599)      (7,425)      (1,414)       7,645       12,032        1,271       (71,786)    (325,690)     (18,952)
    30,971      (21,641)      (4,995)      41,591        3,016       (3,692)      947,139     (187,267)    (287,060)
  --------     --------     --------     --------     --------     --------    ----------   ----------   ----------
    27,661      (27,547)      (4,934)      50,962       14,800       (1,769)      909,799     (481,546)    (108,176)
  --------     --------     --------     --------     --------     --------    ----------   ----------   ----------
    44,937       30,604        5,886       20,763        9,629        3,478       571,285      937,164      461,547
   (13,395)          --         (780)     (74,780)          --           --      (219,304)     (90,063)    (236,261)
     6,492        7,548      112,018        8,373       64,182      (24,700)      342,850      643,475      589,847
    (6,352)      (8,020)      (3,589)      (5,943)       1,520       (2,641)     (163,132)    (163,651)     (39,531)
  --------     --------     --------     --------     --------     --------    ----------   ----------   ----------
    31,682       30,132      113,535      (51,587)      75,331      (23,863)      531,699    1,326,925      775,602
  --------     --------     --------     --------     --------     --------    ----------   ----------   ----------
    59,343        2,585      108,601         (625)      90,131      (25,632)    1,441,498      845,379      667,426
   125,063      122,478       13,877      179,233       89,102      114,734     2,612,034    1,766,655    1,099,229
  --------     --------     --------     --------     --------     --------    ----------   ----------   ----------
  $184,406     $125,063     $122,478     $178,608     $179,233     $ 89,102    $4,053,532   $2,612,034   $1,766,655
  ========     ========     ========     ========     ========     ========    ==========   ==========   ==========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                               Franklin Templeton Valuemark Small Cap
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................  $   (6,613)  $  (1,274)    $   (121)
   Net realized (losses) gains from security transactions.....................     (16,606)    (49,638)        (480)
   Change in unrealized appreciation (depreciation) of investments............     366,174    (184,311)       4,364
                                                                                ----------   ---------     --------
   Net increase (decrease) in net assets resulting from operations............     342,955    (235,223)       3,763
                                                                                ----------   ---------     --------
  From capital transactions:
   Net premiums...............................................................     258,012      40,174       32,699
   Redemptions................................................................          --          --           --
   Net Investment Division transfers..........................................      30,689     995,374       69,587
   Other net transfers........................................................     (86,982)   (102,364)      (3,042)
                                                                                ----------   ---------     --------
   Net increase (decrease) in net assets resulting from capital transactions..     201,719     933,184       99,244
                                                                                ----------   ---------     --------
NET CHANGE IN NET ASSETS......................................................     544,674     697,961      103,007
NET ASSETS--BEGINNING OF PERIOD...............................................     800,968     103,007           --
                                                                                ----------   ---------     --------
NET ASSETS--END OF PERIOD.....................................................  $1,345,642   $ 800,968     $103,007
                                                                                ==========   =========     ========

                      See Notes to Financial Statements.

       Alliance Growth & Income               Alliance Premier Growth                  Alliance Technology
         Investment Division                    Investment Division                    Investment Division
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2003         2002         2001         2003         2002         2001         2003         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $    4,389   $   23,587    $  2,195     $  (257)     $   (274)    $  (104)     $  (181)     $   (96)     $    661
    (27,592)     (18,278)       (318)       (661)       (9,853)       (138)        (931)        (519)      (19,763)
    441,306     (137,057)     24,267      11,616       (12,480)      1,299       13,613       (9,033)       (2,681)
 ----------   ----------    --------     -------      --------     -------      -------      -------      --------
    418,103     (131,748)     26,144      10,698       (22,607)      1,057       12,501       (9,648)      (21,783)
 ----------   ----------    --------     -------      --------     -------      -------      -------      --------
    581,532      560,351     422,139      29,785        29,958          --       15,245       17,162           463
    (87,076)     (14,526)         --          --            --          --         (316)          --            --
     41,687      192,482     160,474       3,688       (60,622)     97,128          727           --        36,082
    (82,296)     (71,035)    (11,019)     (2,341)       (2,820)        133         (792)      (1,833)       (2,213)
 ----------   ----------    --------     -------      --------     -------      -------      -------      --------
    453,847      667,272     571,594      31,132       (33,484)     97,261       14,864       15,329        34,332
 ----------   ----------    --------     -------      --------     -------      -------      -------      --------
    871,950      535,524     597,738      41,830       (56,091)     98,318       27,365        5,681        12,549
  1,191,135      655,611      57,873      42,227        98,318          --       18,230       12,549            --
 ----------   ----------    --------     -------      --------     -------      -------      -------      --------
 $2,063,085   $1,191,135    $655,611     $84,057      $ 42,227     $98,318      $45,595      $18,230      $ 12,549
 ==========   ==========    ========     =======      ========     =======      =======      =======      ========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                        Fidelity Contrafund
                                                                                        Investment Division
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2003         2002         2001
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................  $  (2,455)    $   (926)    $   (57)
   Net realized (losses) gains from security transactions.....................      6,303         (348)        (27)
   Change in unrealized appreciation (depreciation) of investments............    139,867      (29,437)       (253)
                                                                                ---------     --------     -------
   Net increase (decrease) in net assets resulting from operations............    143,715      (30,711)       (337)
                                                                                ---------     --------     -------
  From capital transactions:
   Net premiums...............................................................     53,210       22,932       3,356
   Redemptions................................................................   (213,750)          --          --
   Net Investment Division transfers..........................................    657,697      237,002      21,462
   Other net transfers........................................................      3,584       (3,862)       (621)
                                                                                ---------     --------     -------
   Net increase (decrease) in net assets resulting from capital transactions..    500,741      256,072      24,197
                                                                                ---------     --------     -------
NET CHANGE IN NET ASSETS......................................................    644,456      225,361      23,860
NET ASSETS--BEGINNING OF PERIOD...............................................    249,221       23,860          --
                                                                                ---------     --------     -------
NET ASSETS--END OF PERIOD.....................................................  $ 893,677     $249,221     $23,860
                                                                                =========     ========     =======

                      See Notes to Financial Statements.

    Fidelity Asset Manager Growth                 Fidelity Growth                      American Funds Growth
         Investment Division                    Investment Division                     Investment Division
-------------------------------------  -------------------------------------  ---------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended     May 1, 2001 to
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,  December 31,
    2003         2002         2001         2003         2002         2001         2003         2002          2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ --------------
  $  6,748     $  3,017     $  (233)     $   (831)    $   (517)    $  (243)   $  (118,303) $   (56,543)   $  128,057
    (4,335)      (5,591)        113        (2,588)      (8,400)     (3,407)      (100,817)     (49,022)      (95,342)
    59,143      (19,964)     (1,597)       63,146      (40,968)     (3,078)     5,264,250   (1,636,890)      (17,189)
  --------     --------     -------      --------     --------     -------    -----------  -----------    ----------
    61,556      (22,538)     (1,717)       59,727      (49,885)     (6,728)     5,045,130   (1,742,455)       15,526
  --------     --------     -------      --------     --------     -------    -----------  -----------    ----------
   194,197      105,094      16,990       101,957      102,972      22,338      8,746,040    5,515,691       700,197
    (1,698)      (2,162)         --          (738)          --          --       (274,455)     (51,220)       (1,570)
    74,992      (31,085)     84,590         6,224       (1,143)     74,755      5,353,241    5,147,713     2,173,706
   (27,293)     (12,942)     (5,355)       (4,423)      (5,581)     (3,117)    (3,102,038)  (2,053,980)      288,414
  --------     --------     -------      --------     --------     -------    -----------  -----------    ----------
   240,198       58,905      96,225       103,020       96,248      93,976     10,722,788    8,558,204     3,160,747
  --------     --------     -------      --------     --------     -------    -----------  -----------    ----------
   301,754       36,367      94,508       162,747       46,363      87,248     15,767,918    6,815,749     3,176,273
   130,875       94,508          --       133,611       87,248          --      9,992,022    3,176,273            --
  --------     --------     -------      --------     --------     -------    -----------  -----------    ----------
  $432,629     $130,875     $94,508      $296,358     $133,611     $87,248    $25,759,940  $ 9,992,022    $3,176,273
  ========     ========     =======      ========     ========     =======    ===========  ===========    ==========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     American Funds Growth-Income
                                                                                         Investment Division
                                                                               ---------------------------------------
                                                                               For the Year For the Year For the Period
                                                                                  Ended        Ended     May 1, 2001 to
                                                                               December 31, December 31,  December 31,
                                                                                   2003         2002          2001
                                                                               ------------ ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $    57,594  $    35,068    $   15,132
   Net realized (losses) gains from security transactions.....................     (26,406)     (51,319)      (13,398)
   Change in unrealized appreciation (depreciation) of investments............   3,852,340   (1,122,854)       55,397
                                                                               -----------  -----------    ----------
   Net increase (decrease) in net assets resulting from operations............   3,883,528   (1,139,105)       57,131
                                                                               -----------  -----------    ----------
  From capital transactions:
   Net premiums...............................................................   7,049,440    4,324,156       553,810
   Redemptions................................................................    (184,181)     (62,519)       (6,270)
   Net investment division transfers..........................................   3,708,586    4,404,613     1,876,550
   Other net transfers........................................................  (2,495,963)  (1,573,001)      (27,864)
                                                                               -----------  -----------    ----------
   Net increase (decrease) in net assets resulting from capital transactions..   8,077,882    7,093,249     2,396,226
                                                                               -----------  -----------    ----------
NET CHANGE IN NET ASSETS......................................................  11,961,410    5,954,144     2,453,357
NET ASSETS--BEGINNING OF PERIOD...............................................   8,407,501    2,453,357            --
                                                                               -----------  -----------    ----------
NET ASSETS--END OF PERIOD..................................................... $20,368,911  $ 8,407,501    $2,453,357
                                                                               ===========  ===========    ==========

                      See Notes to Financial Statements.

    American Funds Global Small Cap                JPM Enhanced Index                 T. Rowe Price Mid Cap Growth
          Investment Division                     Investment Division                     Investment Division
---------------------------------------  -------------------------------------  ---------------------------------------
For the Year For the Year For the Period For the Year For the Year For the Year For the Year For the Year For the Period
   Ended        Ended     May 1, 2001 to    Ended        Ended        Ended        Ended        Ended     May 1, 2001 to
December 31, December 31,  December 31,  December 31, December 31, December 31, December 31, December 31,  December 31,
    2003         2002          2001          2003         2002         2001         2003         2002          2001
------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ --------------
 $   (8,633)  $   (1,451)    $  5,931      $    147     $    78       $  (13)    $  (17,818)  $      962     $   (940)
    (33,362)      35,746      (18,714)       (1,554)     (1,186)         (25)       (46,026)     (55,314)      (1,372)
  1,513,502     (396,292)      46,579         1,806      (1,483)        (320)       776,010     (378,709)      11,239
 ----------   ----------     --------      --------     -------       ------     ----------   ----------     --------
  1,471,507     (361,997)      33,796           399      (2,591)        (358)       712,166     (433,061)       8,927
 ----------   ----------     --------      --------     -------       ------     ----------   ----------     --------
  1,663,445    1,071,636      138,839         3,043       6,165           --      1,283,521      820,210       82,192
    (60,720)      (8,869)          --            --          --           --        (26,453)      (1,344)        (543)
  1,303,948    1,067,611      476,691       (11,034)      1,869        5,908        481,182      375,032      264,649
   (610,233)    (354,525)     (30,269)         (173)     (3,041)        (187)      (448,143)      47,743      209,192
 ----------   ----------     --------      --------     -------       ------     ----------   ----------     --------
  2,296,440    1,775,853      585,261        (8,164)      4,993        5,721      1,290,107    1,241,641      555,490
 ----------   ----------     --------      --------     -------       ------     ----------   ----------     --------
  3,767,947    1,413,856      619,057        (7,765)      2,402        5,363      2,002,273      808,580      564,417
  2,032,913      619,057           --         7,765       5,363           --      1,372,997      564,417           --
 ----------   ----------     --------      --------     -------       ------     ----------   ----------     --------
 $5,800,860   $2,032,913     $619,057      $     --     $ 7,765       $5,363     $3,375,270   $1,372,997     $564,417
 ==========   ==========     ========      ========     =======       ======     ==========   ==========     ========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                      MFS Research International
                                                                                         Investment Division
                                                                               ---------------------------------------
                                                                               For the Year For the Year For the Period
                                                                                  Ended        Ended     May 1, 2001 to
                                                                               December 31, December 31,  December 31,
                                                                                   2003         2002          2001
                                                                               ------------ ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................  $    2,786    $ (2,121)     $   (351)
   Net realized (losses) gains from security transactions.....................     148,987     (66,559)       (4,107)
   Change in unrealized appreciation (depreciation) of investments............     191,049      (2,664)        1,444
                                                                                ----------    --------      --------
   Net increase (decrease) in net assets resulting from operations............     342,822     (71,344)       (3,014)
                                                                                ----------    --------      --------
  From capital transactions:
   Net premiums...............................................................     514,658     323,700        38,580
   Redemptions................................................................     (15,626)     (1,956)           --
   Net investment division transfers..........................................     140,125     254,704        77,076
   Other net transfers........................................................    (198,441)    (28,935)      124,871
                                                                                ----------    --------      --------
   Net increase (decrease) in net assets resulting from capital transactions..     440,716     547,513       240,527
                                                                                ----------    --------      --------
NET CHANGE IN NET ASSETS......................................................     783,538     476,169       237,513
NET ASSETS--BEGINNING OF PERIOD...............................................     713,682     237,513            --
                                                                                ----------    --------      --------
NET ASSETS--END OF PERIOD.....................................................  $1,497,220    $713,682      $237,513
                                                                                ==========    ========      ========

                      See Notes to Financial Statements.

           PIMCO Total Return                        PIMCO Innovation                   Lord Abbett Bond Debenture
          Investment Division                      Investment Division                      Investment Division
---------------------------------------  ---------------------------------------  --------------------------------------
For the Year For the Year For the Period For the Year For the Year For the Period For the Year For the Year  For the Year
   Ended        Ended     May 1, 2001 to    Ended        Ended     May 1, 2001 to    Ended        Ended         Ended
December 31, December 31,  December 31,  December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2003         2002          2001          2003         2002          2001          2003         2002          2001
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------  ------------
$   175,706   $  (28,120)   $   23,842    $  (21,608)  $   (9,521)    $ (1,528)   $   109,583  $    924,873   $  859,088
    175,963       60,373         1,564      (195,867)    (111,879)      (9,873)       198,834    (1,886,218)    (134,223)
    (25,434)     270,736       (14,155)    1,260,206     (652,366)       4,179      1,391,673       949,375     (902,997)
-----------   ----------    ----------    ----------   ----------     --------    -----------  ------------   ----------
    326,235      302,989        11,251     1,042,731     (773,766)      (7,222)     1,700,090       (11,970)    (178,132)
-----------   ----------    ----------    ----------   ----------     --------    -----------  ------------   ----------
  5,176,301    1,998,260       266,987     1,268,741      931,879      138,136      2,358,538     2,500,797    2,653,126
   (300,049)     (31,798)       (9,397)      (47,295)      (7,020)          --       (558,076)     (441,582)    (478,731)
  3,254,351    3,693,012       902,199     1,385,317      627,449      661,537      1,087,733    11,019,013      807,014
 (1,973,454)    (851,347)      (68,474)     (437,762)    (258,151)     (43,761)    (1,142,589)  (13,314,199)    (872,472)
-----------   ----------    ----------    ----------   ----------     --------    -----------  ------------   ----------
  6,157,149    4,808,127     1,091,315     2,169,001    1,294,157      755,912      1,745,606      (235,971)   2,108,937
-----------   ----------    ----------    ----------   ----------     --------    -----------  ------------   ----------
  6,483,384    5,111,116     1,102,566     3,211,732      520,391      748,690      3,445,696      (247,941)   1,930,805
  6,213,682    1,102,566            --     1,269,081      748,690           --      8,596,606     8,844,547    6,913,742
-----------   ----------    ----------    ----------   ----------     --------    -----------  ------------   ----------
$12,697,066   $6,213,682    $1,102,566    $4,480,813   $1,269,081     $748,690    $12,042,302  $  8,596,606   $8,844,547
===========   ==========    ==========    ==========   ==========     ========    ===========  ============   ==========

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                               Met/AIM                     Met/AIM
                                                                         Mid Cap Core Equity          Small Cap Growth
                                                                         Investment Division         Investment Division
                                                                     --------------------------  --------------------------
                                                                     For the Year For the Period For the Year For the Period
                                                                        Ended     May 1, 2002 to    Ended     May 1, 2002 to
                                                                     December 31,  December 31,  December 31,  December 31,
                                                                         2003          2002          2003          2002
                                                                     ------------ -------------- ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income.....................................  $   3,638      $   (347)     $ (2,947)     $   (281)
   Net realized (losses) gains from security transactions...........      6,414        (1,242)       66,977          (593)
   Change in unrealized appreciation (depreciation) of investments..    140,733        (6,351)       51,242        (4,322)
                                                                      ---------      --------      --------      --------
   Net increase (decrease) in net assets resulting from operations..    150,785        (7,940)      115,272        (5,196)
                                                                      ---------      --------      --------      --------
  From capital transactions:
   Net premiums.....................................................    376,221        70,763       201,753        30,362
   Redemptions......................................................     (9,516)         (929)       (5,605)         (129)
   Net investment division transfers................................    345,361       212,616       286,464        84,320
   Other net transfers..............................................   (126,899)      (21,530)      (70,229)        6,439
                                                                      ---------      --------      --------      --------
   Net increase (decrease) in net assets resulting from
    capital transactions............................................    585,167       260,920       412,383       120,992
                                                                      ---------      --------      --------      --------
NET CHANGE IN NET ASSETS............................................    735,952       252,980       527,655       115,796
NET ASSETS--BEGINNING OF PERIOD.....................................    252,980            --       115,796            --
                                                                      ---------      --------      --------      --------
NET ASSETS--END OF PERIOD...........................................  $ 988,932      $252,980      $643,451      $115,796
                                                                      =========      ========      ========      ========

                      See Notes to Financial Statements.

      Harris Oakmark
       International                Janus Aggressive Growth            Lord Abbett Growth & Income
    Investment Division               Investment Division                  Investment Division
--------------------------  ---------------------------------------  --------------------------------
For the Year For the Period For the Year For the Year For the Period For the Year   For the Period
   Ended     May 1, 2002 to    Ended        Ended     May 1, 2001 to    Ended     October 31, 2002 to
December 31,  December 31,  December 31, December 31,  December 31,  December 31,    December 31,
    2003          2002          2003         2002          2001          2003            2002
------------ -------------- ------------ ------------ -------------- ------------ -------------------
  $  6,375      $    (88)    $  (25,657)  $  (13,374)   $   (2,780)    $   (47)           $--
    72,432          (843)      (313,967)     (78,401)      (43,356)         20             --
    49,401        (2,920)     1,123,504     (426,893)      (11,854)      3,750             --
  --------      --------     ----------   ----------    ----------     -------            ---
   128,208        (3,851)       783,880     (518,668)      (57,990)      3,723             --
  --------      --------     ----------   ----------    ----------     -------            ---
   111,653        59,332      1,705,553    1,567,918       311,526       4,885             --
      (357)         (178)       (28,560)     (23,600)           --          --             --
   446,278       122,434        109,161      607,036       817,361      12,124             --
   (22,736)      (27,767)      (612,599)    (540,084)     (118,215)       (203)            --
  --------      --------     ----------   ----------    ----------     -------            ---
   534,838       153,821      1,173,555    1,611,270     1,010,672      16,806             --
  --------      --------     ----------   ----------    ----------     -------            ---
   663,046       149,970      1,957,435    1,092,602       952,682      20,529             --
   149,970            --      2,045,284      952,682            --          --             --
  --------      --------     ----------   ----------    ----------     -------            ---
  $813,016      $149,970     $4,002,719   $2,045,284    $  952,682     $20,529            $--
  ========      ========     ==========   ==========    ==========     =======            ===

                   Metropolitan Life Separate Account UL Of
                      Metropolitan Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2003

1.  BUSINESS

   Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life policies ("Policies"). Metropolitan Life is a wholly owned subsidiary of MetLife Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of fifty-seven investment divisions that support six variable universal life insurance policies: Flexible Premium Multifunded Life ("UL II"), MetLife Flexible Premium Variable Life ("MetFlex"), Group Variable Universal Life ("GVUL"), Flexible Premium Multifunded Life ("UL 2001"), Variable Additional Insurance ("VAI") and Variable Additional Benefits Rider ("VABR").

   The Separate Account is divided into investment divisions. Each investment division invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Metropolitan Fund, Janus Fund, Invesco Funds, Franklin Fund, Alliance Fund, Fidelity Funds, American Fund or Met Investors Fund, collectively, (the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

The table below represents the investment divisions within the Separate Account:

State Street Research Investment Trust Investment Division
State Street Research Diversified Investment Division
State Street Research Aggressive Growth Investment Division
MetLife Stock Index Investment Division
FI International Stock Investment Division
Janus Mid Cap Investment Division
T. Rowe Price Small Cap Growth Investment Division
Scudder Global Equity Investment Division
Harris Oakmark Large Cap Value Investment Division
Neuberger Berman Partners Mid Cap Value Investment Division
T. Rowe Price Large Cap Growth Investment Division
Lehman Brothers Aggregate Bond Index Investment Division
Morgan Stanley EAFE Index Investment Division
Russell 2000 Index Investment Division
Met/Putnam Voyager Investment Division
State Street Research Aurora Investment Division
MetLife Mid Cap Stock Index Investment Division
Franklin Templeton Small Cap Growth Investment Division (b)
State Street Research Large Cap Value Investment Division (c)
Davis Venture Value Investment Division
Loomis Sayles Small Cap Investment Division
Alger Equity Growth Investment Division (a)
MFS Investors Trust Investment Division (a)
MFS Research Managers Investment Division (a)
State Street Research Bond Income Investment Division (a)
FI Structured Equity Investment Division (a)
Harris Oakmark Focused Value Investment Division (b)
Salomon Brothers Stategic Bond Opportunities Investment Division (b) Salomon Brothers U.S. Government Investment Division (b)
  State Street Research Money Market Investment Division
  FI Mid Cap Opportunities Investment Division (c)
  Janus Aspen Growth Investment Division
  Invesco VIF High Yield Investment Division
  Invesco VIF Equity Income Investment Division
  Invesco VIF Real Estate Opportunity Investment Division
  Franklin Templeton International Stock Investment Division
  Franklin Templeton Valuemark Small Cap Investment Division (a)
  Alliance Growth & Income Investment Division
  Alliance Premier Growth Investment Division (a)
  Alliance Technology Investment Division (a)
  Fidelity Contrafund Investment Division (a)
  Fidelity Asset Manager Growth Investment Division (a)
  Fidelity Growth Investment Division (a)
  American Funds Growth Investment Division (b)
  American Funds Growth-Income Investment Division (b)
  American Funds Global Small Cap Investment Division (b)
  JPM Enhanced Index Investment Division (a)
  T. Rowe Price Mid Cap Growth Investment Division (b)
  MFS Research International Investment Division (b)
  PIMCO Total Return Investment Division (b)
  PIMCO Innovation Investment Division (b)
  Lord Abbett Bond Debenture Investment Division
  Met/AIM Mid Cap Core Equity Investment Division (c)
  Met/AIM Small Cap Growth Investment Division (c)
  Harris Oakmark International Investment Division (c)
  Janus Aggressive Growth Investment Division
  Lord Abbett Growth & Income Investment Division (d)

      (a) On January 1, 2001, operations commenced for eleven new investment divisions added to the Separate Account on that date: Franklin Templeton Valuemark Small Cap Investment Division, Alger Equity Growth Investment Division, MFS Investors Trust Investment Division, MFS Research Managers Investment Division, FI Structured Equity Investment Division, Alliance Premier Growth Investment Division, Alliance Technology Investment Division, Fidelity Contrafund Investment Division, Fidelity Asset Manager Growth Investment Division, Fidelity Growth Investment Division, and JPM Enhanced Index Investment Division.

      (b) On May 1, 2001, operations commenced for twelve new investment divisions added to the Separate Account on that date: Janus Aggressive Growth Investment Division, Franklin Templeton Small Cap Growth Investment Division, Harris Oakmark Focused Value Investment Division, Salomon Brothers Strategic Bond Opportunities Investment Division, Salomon Brothers U.S. Government Investment Division, American Funds Growth Investment Division, American Funds Growth-Income Investment Division, American Funds Global Small Cap Investment Division, T. Rowe Price Mid Cap Growth Investment Division, MFS Research International Investment Division, PIMCO Total Return Investment Division, and PIMCO Innovation Investment Division.

      (c) On May 1, 2002, operations commenced for five new investment divisions added to the Separate Account on that date: State Street Research Large Cap Value Investment Division, FI Mid Cap Opportunities Investment Division, Met/AIM Mid Cap Core Equity Investment Division, Met/AIM Small Cap Growth Investment Division, and Harris Oakmark International Investment Division.

      (d) On October 31, 2002 operations commenced for one new investment division added to the Separate Account on that date: Lord Abbett Growth & Income Investment Division.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trusts.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the policies.

    D. Net Premiums

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    F. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL policies, 0.90% for UL II & UL 2001 policies, 0.75% for VAI and VABR policies less than $250,000, and 0.50% for VAI and VABR policies $250,000 and greater. For Met Flex policies, a charge of 0.48% is assessed against the cash value of the assets in the separate account.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                                    Purchases  Sales
                                                                    --------- --------
                                                                      (In Thousands)
  State Street Research Investment Trust Investment Division....... $ 23,613  $ 15,572
  State Street Research Diversified Investment Division............   25,688    14,354
  State Street Research Aggressive Growth Investment Division......   11,163     8,764
  MetLife Stock Index Investment Division..........................   63,324    24,023
  FI International Stock Investment Division.......................    5,514     3,811
  Janus Mid Cap Investment Division................................   22,923     3,117
  T. Rowe Price Small Cap Growth Investment Division...............    6,430     1,862
  Scudder Global Equity Investment Division........................    4,833     2,872
  Harris Oakmark Large Cap Value Investment Division...............    9,213     1,835
  Neuberger Berman Partners Mid Cap Value Investment Division......    5,510       557
  T. Rowe Price Large Cap Growth Investment Division...............    6,544     2,531
  Lehman Brothers Aggregate Bond Index Investment Division.........   20,915    19,015
  Morgan Stanley EAFE Index Investment Division....................    9,570     4,867
  Russell 2000 Index Investment Division...........................    6,960     1,888
  Met/Putnam Voyager Investment Division...........................    2,701       964
  State Street Research Aurora Investment Division.................   11,291     1,416
  MetLife Mid Cap Stock Index Investment Division..................    7,181     1,384
  Franklin Templeton Small Cap Growth Investment Division..........    1,497       116
  State Street Research Large Cap Value Investment Division........    1,062       338
  Davis Venture Value Investment Division..........................    6,627     1,045
  Loomis Sayles Small Cap Investment Division......................    1,611       682
  Alger Equity Growth Investment Division..........................    1,071       396
  MFS Investors Trust Investment Division..........................    1,675     1,062
  MFS Research Managers Investment Division........................      279        34
  State Street Research Bond Income Investment Division............   13,891    12,765
  FI Structured Equity Investment Division.........................      587       257
  Harris Oakmark Focused Value Investment Division.................    7,908       488
  Salomon Brothers Stategic Bond Opportunities Investment Division.    4,033     1,375
  Salomon Brothers U.S. Government Investment Division.............    5,404     2,472
  State Street Research Money Market Investment Division...........    6,223     9,648
  FI Mid Cap Opportunities Investment Division.....................      823        90
  Janus Aspen Growth Investment Division...........................      833       274
  Invesco VIF High Yield Investment Division.......................      298        55
  Invesco VIF Equity Income Investment Division....................       57        24
  Invesco VIF Real Estate Opportunity Investment Division..........       32        82
  Franklin Templeton International Stock Investment Division.......    1,048       482
  Franklin Templeton Valuemark Small Cap Investment Division.......      311       502
  Alliance Growth & Income Investment Division.....................      635       176
  Alliance Premier Growth Investment Division......................       33         3
  Alliance Technology Investment Division..........................       16         1
  Fidelity Contrafund Investment Division..........................      728       230
  Fidelity Asset Manager Growth Investment Division................      279        32
  Fidelity Growth Investment Division..............................      109         6
  American Funds Growth Investment Division........................   10,843       369
  American Funds Growth-Income Investment Division.................    8,552       463
  American Funds Global Small Cap Investment Division..............    3,456     1,175
  JPM Enhanced Index Investment Division...........................        3        11
  T. Rowe Price Mid Cap Growth Investment Division.................    1,455       183
  MFS Research International Investment Division...................    2,812     2,368
  PIMCO Total Return Investment Division...........................    8,452     2,120
  PIMCO Innovation Investment Division.............................    2,694       553
  Lord Abbett Bond Debenture Investment Division...................    4,152     2,314
  Met/AIM Mid Cap Core Equity Investment Division..................      704       115
  Met/AIM Small Cap Growth Investment Division.....................      786       377
  Harris Oakmark International Investment Division.................    1,577     1,035
  Janus Aggressive Growth Investment Division......................    4,304     3,158
  Lord Abbett Growth & Income Investment Division..................       17         0
                                                                    --------  --------
  Total............................................................ $350,250  $155,708
                                                                    ========  ========

5.  CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the years ended December 31, 2003, 2002 and 2001 were as follows:

                                                               State Street
                                   State Street   State Street   Research    MetLife
                                     Research       Research    Aggressive    Stock
                                 Investment Trust Diversified     Growth      Index
                                    Investment     Investment   Investment  Investment
                                     Division       Division     Division    Division
                                 ---------------- ------------ ------------ ----------
(In Thousands)
Outstanding at December 31, 2002      15,060         12,268       11,447      22,140
Activity during 2003:
  Issued........................       5,136          3,873        3,343      10,343
  Redeemed......................      (4,045)        (3,260)      (2,957)     (6,736)
                                      ------         ------       ------      ------
Outstanding at December 31, 2003      16,151         12,881       11,833      25,747
                                      ======         ======       ======      ======
Outstanding at December 31, 2001      13,264         11,138       10,503      17,015
Activity during 2002:
  Issued........................       5,072          3,678        3,343       9,909
  Redeemed......................      (3,276)        (2,548)      (2,399)     (4,784)
                                      ------         ------       ------      ------
Outstanding at December 31, 2002      15,060         12,268       11,447      22,140
                                      ======         ======       ======      ======

Outstanding at December 31, 2000      11,054          9,234        9,254      11,689
Activity during 2001:
  Issued........................       2,828          2,200        1,392       6,525
  Redeemed......................        (618)          (296)        (143)     (1,199)
                                      ------         ------       ------      ------
Outstanding at December 31, 2001      13,264         11,138       10,503      17,015
                                      ======         ======       ======      ======

     FI                  T. Rowe Price                   Harris         Neuberger    T. Rowe Price Lehman Brothers
International   Janus      Small Cap      Scudder        Oakmark     Berman Partners   Large Cap      Aggregate
    Stock      Mid Cap      Growth     Global Equity Large Cap Value  Mid Cap Value     Growth       Bond Index
 Investment   Investment  Investment    Investment     Investment      Investment     Investment     Investment
  Division     Division    Division      Division       Division        Division       Division       Division
------------- ---------- ------------- ------------- --------------- --------------- ------------- ---------------
    3,296       11,521       4,261         1,978          2,346           1,567          2,853          4,147
    1,224        5,469       1,463           768          1,639             892          1,408          2,097
   (1,036)      (3,642)     (1,021)         (606)          (925)           (513)          (971)        (2,180)
   ------       ------      ------         -----          -----           -----          -----         ------
    3,484       13,348       4,703         2,140          3,060           1,946          3,290          4,064
   ======       ======      ======         =====          =====           =====          =====         ======
    3,106        8,481       3,509         2,000          1,242           1,076          2,124          3,153
    1,176        5,867       1,561           687          1,697             906          1,289          1,774
     (986)      (2,827)       (809)         (709)          (593)           (415)          (560)          (780)
   ------       ------      ------         -----          -----           -----          -----         ------
    3,296       11,521       4,261         1,978          2,346           1,567          2,853          4,147
   ======       ======      ======         =====          =====           =====          =====         ======

    2,709        5,367       2,995         1,848            220             456            632          1,730
    1,578        3,701         864           209          1,076             790          2,004          2,267
   (1,181)        (587)       (350)          (57)           (54)           (170)          (512)          (844)
   ------       ------      ------         -----          -----           -----          -----         ------
    3,106        8,481       3,509         2,000          1,242           1,076          2,124          3,153
   ======       ======      ======         =====          =====           =====          =====         ======

                                 Morgan Stanley                       State Street
                                      EAFE       Russell   Met/Putnam   Research
                                     Index      2000 Index  Voyager      Aurora
                                   Investment   Investment Investment  Investment
                                    Division     Division   Division    Division
                                 -------------- ---------- ---------- ------------
(In Thousands)
Outstanding at December 31, 2002      2,044       1,614      1,463        2,599
Activity during 2003:
  Issued........................      2,174       1,138      1,235        1,832
  Redeemed......................     (1,542)       (667)      (785)      (1,059)
                                     ------       -----      -----       ------
Outstanding at December 31, 2003      2,676       2,085      1,913        3,372
                                     ======       =====      =====       ======
Outstanding at December 31, 2001      1,352         920        792        1,317
Activity during 2002:
  Issued........................      1,485       1,015      1,075        1,944
  Redeemed......................       (793)       (321)      (404)        (662)
                                     ------       -----      -----       ------
Outstanding at December 31, 2002      2,044       1,614      1,463        2,599
                                     ======       =====      =====       ======

Outstanding at December 31, 2000        544         512        131          164
Activity during 2001:
  Issued........................      1,865       1,181        704        1,201
  Redeemed......................     (1,057)       (773)       (43)         (48)
                                     ------       -----      -----       ------
Outstanding at December 31, 2001      1,352         920        792        1,317
                                     ======       =====      =====       ======

MetLife Mid     Franklin      State Street                                                                MFS
 Cap Stock     Templeton        Research         Davis     Loomis Sayles     Alger           MFS        Research
   Index    Small Cap Growth Large Cap Value Venture Value   Small Cap   Equity Growth Investors Trust  Managers
Investment     Investment      Investment     Investment    Investment    Investment     Investment    Investment
 Division       Division        Division       Division      Division      Division       Division      Division
----------- ---------------- --------------- ------------- ------------- ------------- --------------- ----------
   1,762           198              23             901          18            589            104           47
   1,301           266             147             650          21            200            272           54
    (725)         (135)            (67)           (229)         (9)           (68)          (190)         (20)
   -----          ----             ---           -----          --            ---           ----          ---
   2,338           329             103           1,322          30            721            186           81
   =====          ====             ===           =====          ==            ===           ====          ===
     867            52              --             297          11              6             43           13
   1,231           215              27             754          12            624            110           73
    (336)          (69)             (4)           (150)         (5)           (41)           (49)         (39)
   -----          ----             ---           -----          --            ---           ----          ---
   1,762           198              23             901          18            589            104           47
   =====          ====             ===           =====          ==            ===           ====          ===

     210            --              --              39           2             --             --           --
     693            54              --             267          10              6             47           83
     (36)           (2)             --              (9)         (1)            --             (4)         (70)
   -----          ----             ---           -----          --            ---           ----          ---
     867            52              --             297          11              6             43           13
   =====          ====             ===           =====          ==            ===           ====          ===

                                 State Street                                  Saloman Brothers
                                   Research          FI         Harris Oakmark  Strategic Bond
                                 Bond Income  Structured Equity Focused Value   Opportunities
                                  Investment     Investment       Investment      Investment
                                   Division       Division         Division        Division
                                 ------------ ----------------- -------------- ----------------
(In Thousands)
Outstanding at December 31, 2002     5,564            12              76              177
Activity during 2003:
  Issued........................     1,494            75              72              430
  Redeemed......................    (1,541)          (38)            (33)            (232)
                                    ------           ---             ---             ----
Outstanding at December 31, 2003     5,517            49             115              375
                                    ======           ===             ===             ====
Outstanding at December 31, 2001     4,202             3              23               41
Activity during 2002:
  Issued........................     2,094            15              72              195
  Redeemed......................      (732)           (6)            (19)             (59)
                                    ------           ---             ---             ----
Outstanding at December 31, 2002     5,564            12              76              177
                                    ======           ===             ===             ====

Outstanding at December 31, 2000     3,980            --              --               --
Activity during 2001:
  Issued........................     1,197             3              24               42
  Redeemed......................      (975)           --              (1)              (1)
                                    ------           ---             ---             ----
Outstanding at December 31, 2001     4,202             3              23               41
                                    ======           ===             ===             ====

                 State Street      FI         Janus                Invesco VIF     Invesco     Franklin Templeton
Saloman Brothers   Research      Mid Cap      Aspen    Invesco VIF   Equity    VIF Real Estate   International
U.S. Government  Money Market Opportunities   Growth   High Yield    Income      Opportunity         Stock
   Investment     Investment   Investment   Investment Investment  Investment    Investment        Investment
    Division       Division     Division     Division   Division    Division      Division          Division
---------------- ------------ ------------- ---------- ----------- ----------- --------------- ------------------
       340           1,981          21          354         65         15             14              344
       626             526         107          123         29          6              2              118
      (407)           (747)        (32)         (42)        (7)        (2)            (6)             (59)
      ----          ------         ---         ----        ---         --            ---              ---
       559           1,760          96          435         87         19             10              403
      ====          ======         ===         ====        ===         ==            ===              ===
        71           2,156          --          236         37         12              7              189
       393           1,770          22          149         38          5             61              183
      (124)         (1,945)         (1)         (31)       (10)        (2)           (54)             (28)
      ----          ------         ---         ----        ---         --            ---              ---
       340           1,981          21          354         65         15             14              344
      ====          ======         ===         ====        ===         ==            ===              ===

        --           1,479          --          473          1          2             10               99
        99           2,983          --           84         45         12              1              118
       (28)         (2,306)         --         (321)        (9)        (2)            (4)             (28)
      ----          ------         ---         ----        ---         --            ---              ---
        71           2,156          --          236         37         12              7              189
      ====          ======         ===         ====        ===         ==            ===              ===

                                 Franklin Templeton  Alliance
                                     Valuemark       Growth &     Alliance     Alliance
                                     Small Cap        Income   Premier Growth Technology
                                     Investment     Investment   Investment   Investment
                                      Division       Division     Division     Division
                                 ------------------ ---------- -------------- ----------
(In Thousands)
Outstanding at December 31, 2002        163            150            9            6
Activity during 2003:
  Issued........................         57             67            6            5
  Redeemed......................        (21)           (20)          (1)          (1)
                                        ---            ---          ---          ---
Outstanding at December 31, 2003        199            197           14           10
                                        ===            ===          ===          ===
Outstanding at December 31, 2001         16             65           14            2
Activity during 2002:
  Issued........................        183             95            5            4
  Redeemed......................        (36)           (10)         (10)          --
                                        ---            ---          ---          ---
Outstanding at December 31, 2002        163            150            9            6
                                        ===            ===          ===          ===

Outstanding at December 31, 2000         --              6           --           --
Activity during 2001:
  Issued........................         17             60           14           26
  Redeemed......................         (1)            (1)          --          (24)
                                        ---            ---          ---          ---
Outstanding at December 31, 2001         16             65           14            2
                                        ===            ===          ===          ===

             Fidelity                                             American      JPM     T. Rowe Price
 Fidelity  Asset Manager  Fidelity    American   American Funds Funds Global  Enhanced     Mid Cap
Contrafund    Growth       Growth   Funds Growth Growth-Income   Small Cap     Index       Growth
Investment  Investment   Investment  Investment    Investment    Investment  Investment  Investment
 Division    Division     Division    Division      Division      Division    Division    Division
---------- ------------- ---------- ------------ -------------- ------------ ---------- -------------
    35          20           28          221           287           203          1          294
    90          39           20          313           387           375          1          387
   (28)         (5)          (1)        (117)         (149)         (200)        (2)        (154)
   ---          --           --         ----          ----          ----         --         ----
    97          54           47          417           525           378         --          527
   ===          ==           ==         ====          ====          ====         ==         ====
     3          13           13           53            68            49          1           68
    33          15           18          217           287           226          1          328
    (1)         (8)          (3)         (49)          (68)          (72)        (1)        (102)
   ---          --           --         ----          ----          ----         --         ----
    35          20           28          221           287           203          1          294
   ===          ==           ==         ====          ====          ====         ==         ====

    --          --           --           --            --            --         --           --
     3          14           17           67            76            55          1           71
    --          (1)          (4)         (14)           (8)           (6)        --           (3)
   ---          --           --         ----          ----          ----         --         ----
     3          13           13           53            68            49          1           68
   ===          ==           ==         ====          ====          ====         ==         ====

                                      MFS                              Lord Abbett
                                   Research       PIMCO       PIMCO       Bond
                                 International Total Return Innovation  Debenture
                                  Investment    Investment  Investment Investment
                                   Division      Division    Division   Division
                                 ------------- ------------ ---------- -----------
(In Thousands)
Outstanding at December 31, 2002       95           534         416        748
Activity during 2003:
  Issued........................      397         1,055         896        449
  Redeemed......................     (341)         (547)       (380)      (321)
                                     ----         -----        ----       ----
Outstanding at December 31, 2003      151         1,042         932        876
                                     ====         =====        ====       ====
Outstanding at December 31, 2001       28           103         121        774
Activity during 2002:
  Issued........................      239           623         437        178
  Redeemed......................     (172)         (192)       (142)      (204)
                                     ----         -----        ----       ----
Outstanding at December 31, 2002       95           534         416        748
                                     ====         =====        ====       ====

Outstanding at December 31, 2000       --            --          --        601
Activity during 2001:
  Issued........................      113           123         128        246
  Redeemed......................      (85)          (20)         (7)       (73)
                                     ----         -----        ----       ----
Outstanding at December 31, 2001       28           103         121        774
                                     ====         =====        ====       ====

            Met/Aim    Met/Aim      Harris       Janus    Lord Abbett
            Mid Cap   Small Cap     Oakmark    Aggressive  Growth &
          Core Equity   Growth   International   Growth     Income
          Investment  Investment  Investment   Investment Investment
           Division    Division    Division     Division   Division
          ----------- ---------- ------------- ---------- -----------
               30         15           18          381        --
               96         99          180        1,088         3
              (34)       (54)        (126)        (900)       --
              ---        ---         ----        -----        --
               92         60           72          569         3
              ===        ===         ====        =====        ==
               --         --           --          122        --
               33         17           22          409        --
               (3)        (2)          (4)        (150)       --
              ---        ---         ----        -----        --
               30         15           18          381        --
              ===        ===         ====        =====        ==

               --         --           --           --        --
               --         --           --          148        --
               --         --           --          (26)       --
              ---        ---         ----        -----        --
               --         --           --          122        --
              ===        ===         ====        =====        ==

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying funds, for each of the periods ended December 31, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                                           State Street
                                                         State Street     State Street       Research
                                                           Research         Research        Aggressive        MetLife
                                                       Investment Trust   Diversified         Growth        Stock Index
                                                          Investment       Investment       Investment      Investment
                                                           Division         Division         Division        Division
                                                       ---------------- ---------------- ---------------- ----------------
2003
Units (In Thousands)..................................           16,151           12,881           11,833           25,747
Unit Fair Value, Lowest to Highest (1)................ $10.57 to $33.12 $11.79 to $30.64 $11.71 to $16.87  $9.58 to $29.26
Net Assets (In Thousands).............................         $367,087         $289,033         $187,268         $457,114
Investment Income Ratio to Net Assets (2).............            0.83%            3.73%            0.00%            1.65%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%
Total Return, Lowest to Highest (1)(4)................ 29.08% to 30.24% 19.48% to 20.56% 39.53% to 40.79% 27.06% to 28.20%
2002
Units (In Thousands)..................................           15,060           12,268           11,447           22,140
Unit Fair Value, Lowest to Highest (1)................  $8.11 to $25.66  $9.78 to $25.64  $8.32 to $12.09  $7.48 to $23.03
Net Assets (In Thousands).............................         $276,980         $238,020         $130,816         $326,228
Investment Income Ratio to Net Assets (2).............            0.54%            2.27%            0.00%            1.61%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%
Total Return, Lowest to Highest (1)(4)................     -27% to -26%     -15% to -14%             -29%     -23% to -22%
2001
Units (In Thousands)..................................           13,264           11,138           10,503           17,015
Unit Fair Value, Lowest to Highest (1)................ $10.98 to $35.04 $11.35 to $30.04 $11.67 to $17.12  $9.62 to $29.91
Net Assets (In Thousands).............................         $356,701         $265,724         $171,692         $346,931
Investment Income Ratio to Net Assets (2).............           13.53%            9.67%           24.84%            1.17%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%
Total Return, Lowest to Highest (1)(4)................     -18% to -17%       -7% to -6%             -24%     -13% to -12%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that are assessed against contract owners' accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying portfolio, are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio, and expenses assessed through the reduction of units values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.


      FI                           T. Rowe Price                        Harris          Neuberger      T. Rowe Price
 International        Janus          Small Cap         Scudder       Oakmark Large   Berman Partners     Large Cap
     Stock           Mid Cap          Growth        Global Equity      Cap Value      Mid Cap Value       Growth
  Investment        Investment      Investment       Investment       Investment       Investment       Investment
   Division          Division        Division         Division         Division         Division         Division
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           3,484           13,348            4,703            2,140            3,060            1,946            3,290
 $9.92 to $13.85  $5.69 to $16.17 $12.64 to $14.08 $12.92 to $14.39 $11.53 to $14.56 $13.86 to $19.29  $8.23 to $12.13
         $43,984         $184,078          $61,843          $28,696          $37,504          $30,946          $33,520
           0.65%            0.00%            0.00%            2.04%            0.00%            0.32%            0.11%
  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%   0.60% to 0.90%
26.90% to 28.04% 33.38% to 35.10% 39.62% to 40.87% 29.29% to 30.45% 24.38% to 25.49% 35.30% to 36.52% 29.64% to 30.81%
           3,296           11,521            4,261            1,978            2,346            1,567            2,853
 $7.78 to $10.91  $4.22 to $12.07  $9.05 to $10.04  $9.90 to $11.03  $9.23 to $11.71 $10.24 to $14.13   $6.35 to $9.27
         $32,966         $119,020          $39,880          $20,476          $23,073          $18,286          $22,095
           0.89%            0.00%            0.00%            1.68%            3.31%            0.31%            0.26%
  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%
    -18% to -17%     -30% to -29%             -27%     -17% to -16%     -15% to -14%             -10%      -24% to 23%
           3,106            8,481            3,509            2,000            1,242            1,076            2,124
 $9.47 to $13.35  $5.95 to $17.08 $12.46 to $13.76 $11.79 to $12.88 $10.80 to $13.76 $11.44 to $15.63  $8.35 to $12.08
         $38,281         $125,185          $44,660          $21,106          $14,336          $14,115          $21,111
           3.67%            0.00%            8.16%           11.32%            0.15%            1.94%            0.06%
  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%   0.60% to 0.90%
    -21% to -20%     -37% to -33%       -10% to 2%     -16% to -15%       17% to 20%        -3% to 0%      -11% to -6%

                                                       Lehman Brothers
                                                       Aggregate Bond    Morgan Stanley    Russell 2000      Met/Putnam
                                                            Index          EAFE Index         Index           Voyager
                                                         Investment        Investment       Investment       Investment
                                                          Division          Division         Division         Division
                                                       ---------------- ---------------- ---------------- ----------------
2003
Units (In Thousands)..................................            4,064            2,676            2,085            1,913
Unit Fair Value, Lowest to Highest (1)................ $12.77 to $13.67  $7.85 to $10.37 $10.75 to $14.59   $4.38 to $4.78
Net Assets (In Thousands).............................          $54,994          $24,290          $27,726           $8,651
Investment Income Ratio to Net Assets (2).............            5.25%            1.48%            0.63%            0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%
Total Return, Lowest to Highest (1)(4)................   2.71% to 3.63% 36.41% to 37.70% 44.77% to 46.07% 24.78% to 25.91%
2002
Units (In Thousands)..................................            4,147            2,044            1,614            1,463
Unit Fair Value, Lowest to Highest (1)................ $12.43 to $13.19   $5.76 to $7.53   $7.43 to $9.99   $3.51 to $3.79
Net Assets (In Thousands).............................          $54,046          $13,496          $14,829           $5,253
Investment Income Ratio to Net Assets (2).............            2.81%            0.49%            0.59%            0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.50% to 0.90%
Total Return, Lowest to Highest (1)(4)................        9% to 10%             -17%     -21% to -20%     -30% to -29%
2001
Units (In Thousands)..................................            3,153            1,352              920              792
Unit Fair Value, Lowest to Highest (1)................ $11.38 to $11.97   $6.97 to $9.04  $9.42 to $12.56   $4.98 to $5.04
Net Assets (In Thousands).............................          $37,322          $10,800          $10,625           $4,001
Investment Income Ratio to Net Assets (2).............            1.29%            0.31%            0.26%            0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (1)(3).......................................   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%
Total Return, Lowest to Highest (1)(4)................               7%     -22% to -21%         0% to 6%     -46% to -31%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that are assessed against contract owners' accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying portfolio, are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                      Franklin
  State Street     MetLife Mid       Templeton      State Street                          Loomis
    Research        Cap Stock        Small Cap        Research           Davis            Sayles          Alger
     Aurora           Index            Growth      Large Cap Value   Venture Value      Small Cap     Equity Growth
   Investment      Investment        Investment      Investment       Investment        Investment     Investment
    Division        Division          Division        Division         Division          Division       Division
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- -------------
           3,372            2,338              329              103            1,322               30       721
$15.46 to $16.89 $11.04 to $12.13   $9.07 to $9.29 $10.70 to $10.86  $9.79 to $28.40 $9.27 to $205.39     $6.84
         $56,540          $27,925           $3,038           $1,110          $24,429           $4,423    $4,933
           0.00%            0.46%            0.00%            1.37%            0.37%            0.00%     0.06%
  0.60% to 0.90%   0.60% to 0.90%            0.90%            0.90%   0.60% to 0.90%   0.60% to 0.90%     0.60%
48.80% to 50.14% 33.76% to 34.96% 43.64% to 44.93% 34.47% to 35.68% 29.70% to 30.87% 35.25% to 36.47%    35.15%
           2,599            1,762              198               23              901               18       589
$10.30 to $11.25   $8.18 to $8.98   $6.31 to $6.41   $7.96 to $8.00  $7.48 to $21.70 $6.80 to $150.51     $5.06
         $29,061          $15,568           $1,266             $189          $13,430           $2,408    $2,983
           0.52%            0.35%            0.00%            0.92%            0.88%            0.11%     0.00%
  0.50% to 0.90%   0.50% to 0.90%            0.90%            0.90%   0.50% to 0.90%   0.50% to 0.90%     0.60%
    -22% to -21%     -16% to -15%             -28%             -20%     -17% to -16%             -22%      -33%
           1,317              867               52               --              297               11         6
$13.09 to $14.29  $9.62 to $10.56   $8.83 to $8.88              $--  $8.94 to $25.95 $8.66 to $191.87     $7.57
         $20,005           $9,019             $457              $--           $7,498           $1,926       $45
           0.38%            0.43%            0.00%               --            4.47%            7.28%     0.00%
  0.60% to 0.90%   0.60% to 0.90%            0.60%               --   0.60% to 0.90%   0.60% to 0.90%     0.60%
      16% to 19%        -1% to 3%     -12% to -11%               --      -11% to -9%       -9% to -4%      -16%

                                                                                             MFS          State Street
                                                                            MFS            Research         Research
                                                                      Investors Trust      Managers       Bond Income
                                                                        Investment        Investment       Investment
                                                                         Division          Division         Division
                                                                      ---------------- ---------------- ----------------
2003
Units (In Thousands).................................................              186               81            5,517
Unit Fair Value, Lowest to Highest (1)...............................   $7.96 to $8.33   $6.57 to $8.51 $12.89 to $27.12
Net Assets (In Thousands)............................................           $1,544             $669          $96,720
Investment Income Ratio to Net Assets (2)............................            0.25%            0.78%            3.06%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)   0.60% to 0.90%   0.60% to 0.90%   0.60% to 0.90%
Total Return, Lowest to Highest (1)(4)............................... 20.76% to 21.85% 23.00% to 24.10%   4.91% to 5.85%
2002
Units (In Thousands).................................................              104               47            5,564
Unit Fair Value, Lowest to Highest (1)...............................   $6.54 to $6.84   $5.29 to $6.86 $12.18 to $25.85
Net Assets (In Thousands)............................................             $694             $314          $93,158
Investment Income Ratio to Net Assets (2)............................            0.72%            0.30%            5.72%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)   0.60% to 0.90%   0.60% to 0.90%   0.60% to 0.90%
Total Return, Lowest to Highest (1)(4)...............................     -21% to -20%     -25% to -24%         7% to 8%
2001
Units (In Thousands).................................................               43               13            4,202
Unit Fair Value, Lowest to Highest (1)...............................   $8.19 to $8.57   $6.97 to $9.04 $11.23 to $24.08
Net Assets (In Thousands)............................................             $322             $151          $79,483
Investment Income Ratio to Net Assets (2)............................            0.00%            0.25%   5.64% to 7.28%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)   0.60% to 0.90%   0.60% to 0.90%    .45% to 0.90%
Total Return, Lowest to Highest (1)(4)...............................      -14% to -3%     -17% to -14%         7% to 8%

                                                                             FI
                                                                         Structured
                                                                           Equity
                                                                         Investment
                                                                          Division
                                                                      ----------------
2003
Units (In Thousands).................................................               49
Unit Fair Value, Lowest to Highest (1)...............................  $8.37 to $10.56
Net Assets (In Thousands)............................................             $505
Investment Income Ratio to Net Assets (2)............................            0.52%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)    0.60% to .90%
Total Return, Lowest to Highest (1)(4)............................... 25.79% to 26.92%
2002
Units (In Thousands).................................................               12
Unit Fair Value, Lowest to Highest (1)...............................   $6.59 to $8.32
Net Assets (In Thousands)............................................              $93
Investment Income Ratio to Net Assets (2)............................            0.89%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)    0.60% to .90%
Total Return, Lowest to Highest (1)(4)...............................     -19% to -17%
2001
Units (In Thousands).................................................                3
Unit Fair Value, Lowest to Highest (1)...............................            $8.19
Net Assets (In Thousands)............................................              $25
Investment Income Ratio to Net Assets (2)............................            0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)            0.60%
Total Return, Lowest to Highest (1)(4)...............................             -11%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that are assessed against contract owners' accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying portfolio, are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                       Saloman
                       Brothers         Saloman        State Street         FI           Janus     Invesco    Invesco
  Harris Oakmark    Strategic Bond     Brothers          Research         Mid Cap        Aspen     VIF High  VIF Equity
  Focused Value      Opporunities   U.S. Government    Money Market    Opportunities     Growth     Yield      Income
    Investment        Investment      Investment        Investment      Investment     Investment Investment Investment
     Division          Division        Division          Division        Division       Division   Division   Division
------------------ ---------------- ---------------- ---------------- ---------------- ---------- ---------- ----------
               115              375              559            1,760               96      435         87         19
$219.73 to $225.05 $13.52 to $13.85 $12.82 to $13.13 $15.21 to $15.92 $11.50 to $11.67    $8.03      $9.21      $9.73
           $25,866           $5,163           $7,305          $27,346           $1,112   $3,500       $804       $184
             0.12%            1.70%            1.57%            0.78%            2.26%    0.10%      7.20%      1.26%
             0.90%            0.90%            0.90%   0.60% to 0.90%            0.90%    0.60%      0.60%      0.60%
  31.47% to 32.66% 11.62% to 12.62%   0.77% to 1.68%  -0.09% to 0.81% 41.26% to 42.53%   31.73%     25.04%     22.60%
                76              177              340            1,981               21      354         65         15
$167.13 to $169.65 $12.12 to $12.30 $12.72 to $12.91 $13.09 to $15.93   $8.14 to $8.19    $6.10      $7.37      $7.94
           $12,879           $2,174           $4,365          $30,811             $168   $2,163       $476       $125
             0.18%            6.33%            3.47%            1.57%            0.00%    0.03%     13.27%      1.74%
             0.90%            0.90%            0.90%   0.45% to 0.90%            0.90%    0.60%      0.60%      0.60%
       -10% to -9%        9% to 10%         7% to 8%         0% to 1%     -19% to -18%     -27%        -1%       -19%
                23               41               71            2,156               --      236         37         12
$184.98 to $186.09 $11.15 to $11.22 $11.89 to $11.96 $14.88 to $15.85              $--    $8.30      $7.46      $9.81
            $4,215             $465             $849          $32,726              $--   $1,959       $274       $122
             0.00%            0.00%            0.00%            4.18%               --    6.04%     20.89%      2.61%
             0.90%            0.90%            0.90%   0.60% to 0.90%               --    0.60%      0.60%      0.60%
        12% to 13%         3% to 4%               4%         3% to 4%               --     -19%       -15%        -7%

                                                                                    Franklin     Franklin
                                                                      Invesco VIF   Templeton   Templeton   Alliance
                                                                      Real Estate International Valuemark   Growth &
                                                                      Opportunity     Stock     Small Cap    Income
                                                                      Investment   Investment   Investment Investment
                                                                       Division     Division     Division   Division
                                                                      ----------- ------------- ---------- ----------
2003
Units (In Thousands).................................................       10          403          199        197
Unit Fair Value, Lowest to Highest (1)...............................   $17.79       $10.03        $6.76     $10.47
Net Assets (In Thousands)............................................     $179       $4,054       $1,346     $2,063
Investment Income Ratio to Net Assets (2)............................    1.49%        1.52%        0.00%      0.70%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)    0.60%        0.60%        0.60%      0.60%
Total Return, Lowest to Highest (1)(4)...............................   38.82%       32.55%       37.24%     32.18%
2002
Units (In Thousands).................................................       14          344          163        150
Unit Fair Value, Lowest to Highest (1)...............................   $12.82        $7.57        $4.93      $7.92
Net Assets (In Thousands)............................................     $179       $2,612         $801     $1,191
Investment Income Ratio to Net Assets (2)............................    1.40%        2.03%        0.51%      3.31%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)    0.60%        0.60%        0.60%      0.60%
Total Return, Lowest to Highest (1)(4)...............................      -6%         -18%         -29%       -22%
2001
Units (In Thousands).................................................        7          189           16         65
Unit Fair Value, Lowest to Highest (1)...............................   $12.05        $9.27        $6.91     $10.19
Net Assets (In Thousands)............................................      $89       $1,767         $103       $656
Investment Income Ratio to Net Assets (2)............................    1.16%       14.19%        0.05%      0.91%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)    0.60%        0.60%        0.60%      0.60%
Total Return, Lowest to Highest (1)(4)...............................       1%         -16%          -9%         2%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that are assessed against contract owners' accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying portfolio, are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                      Fidelity                                                   American
                                       Asset                   American        American           Funds
   Alliance     Alliance   Fidelity   Manager    Fidelity       Funds            Funds            Global
Premier Growth Technology Contrafund   Growth     Growth        Growth       Growth-Income      Small Cap
  Investment   Investment Investment Investment Investment    Investment      Investment        Investment
   Division     Division   Division   Division   Division      Division        Division          Division
-------------- ---------- ---------- ---------- ---------- ---------------- ---------------- ----------------
        14           10         97         54         47                417              525              378
     $6.10        $4.54      $9.18      $8.00      $6.27   $60.53 to $62.00 $38.04 to $38.96 $15.06 to $15.42
       $84          $46       $894       $433       $296            $25,760          $20,369           $5,801
     0.00%        0.00%      0.15%      2.96%      0.08%              0.13%            1.18%            0.49%

     0.60%        0.60%      0.60%      0.60%      0.60%              0.90%            0.90%            0.90%
    23.37%       43.79%     28.35%     23.15%     32.78%   35.59% to 36.81% 31.25% to 32.43% 52.16% to 53.53%
         9            6         35         20         28                221              287              203
     $4.94        $3.16      $7.16      $6.50      $4.72   $44.64 to $45.32 $28.98 to $29.42  $9.90 to $10.05
       $42          $18       $249       $131       $134             $9,992           $8,408           $2,033
     0.00%        5.08%      0.14%      3.23%      0.12%              0.05%            1.74%            0.81%

     0.60%        0.60%      0.60%      0.60%      0.60%              0.90%            0.90%            0.90%
      -31%         -42%       -10%       -18%       -30%       -25% to -24%     -19% to -18%     -20% to -19%
        14            2          3         13         13                 53               68               49
     $7.15        $5.43      $7.96      $7.89      $6.77   $59.63 to $59.99 $35.81 to $36.03 $12.34 to $12.41
       $98          $13        $24        $95        $87             $3,176           $2,453             $619
     0.00%        6.23%      0.00%      0.00%      0.00%              4.25%            0.82%            1.15%

     0.60%        0.60%      0.60%      0.60%      0.60%              0.90%            0.90%            0.90%
      -14%         -35%       -12%       -10%       -20%       -15% to -14%              -3%       -9% to -8%

                                                                         JPM                            MFS
                                                                       Enhanced   T. Rowe Price      Research
                                                                        Index     Mid Cap Growth   International
                                                                      Investment    Investment      Investment
                                                                       Division      Division        Division
                                                                      ---------- ---------------- ----------------
2003
Units (In Thousands).................................................      --                 527              151
Unit Fair Value, Lowest to Highest (1)...............................     $--      $6.28 to $6.43   $9.70 to $9.94
Net Assets (In Thousands)............................................     $--              $3,375           $1,497
Investment Income Ratio to Net Assets (2)............................      --               0.00%            0.97%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)      --               0.90%            0.90%
Total Return, Lowest to Highest (1)(4)...............................      --    35.90% to 37.12% 31.01% to 32.19%
2002
Units (In Thousands).................................................       1                 294               95
Unit Fair Value, Lowest to Highest (1)...............................   $6.09      $4.62 to $4.69   $7.41 to $7.52
Net Assets (In Thousands)............................................      $8              $1,373             $714
Investment Income Ratio to Net Assets (2)............................   1.78%               0.82%            0.25%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)   0.60%               0.90%            0.90%
Total Return, Lowest to Highest (1)(4)...............................    -25%                -44%             -12%
2001
Units (In Thousands).................................................       1                  68               28
Unit Fair Value, Lowest to Highest (1)...............................   $8.12      $8.32 to $8.37   $8.44 to $8.50
Net Assets (In Thousands)............................................      $5                $564             $238
Investment Income Ratio to Net Assets (2)............................   0.00%               0.00%            0.07%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)   0.60%               0.90%            0.90%
Total Return, Lowest to Highest (1)(4)...............................     -9%        -16% to -15%     -13% to -12%

                                                                        PIMCO Total
                                                                          Return
                                                                        Investment
                                                                         Division
                                                                      ----------------
2003
Units (In Thousands).................................................            1,042
Unit Fair Value, Lowest to Highest (1)............................... $11.96 to $12.25
Net Assets (In Thousands)............................................          $12,697
Investment Income Ratio to Net Assets (2)............................            2.70%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)            0.90%
Total Return, Lowest to Highest (1)(4)...............................   3.59% to 4.52%
2002
Units (In Thousands).................................................              534
Unit Fair Value, Lowest to Highest (1)............................... $11.55 to $11.72
Net Assets (In Thousands)............................................           $6,214
Investment Income Ratio to Net Assets (2)............................            0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)            0.90%
Total Return, Lowest to Highest (1)(4)...............................        9% to 10%
2001
Units (In Thousands).................................................              103
Unit Fair Value, Lowest to Highest (1)............................... $10.64 to $10.70
Net Assets (In Thousands)............................................           $1,103
Investment Income Ratio to Net Assets (2)............................            2.37%
Expenses as a percent of Average Net Assets, Lowest to Highest (1)(3)            0.90%
Total Return, Lowest to Highest (1)(4)...............................               6%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that are assessed against contract owners' accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying portfolio, are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                   Lord Abbett        Met/Aim          Met/Aim                            Janus       Lord Abbett
     PIMCO            Bond            Mid Cap         Small Cap      Harris Oakmark     Aggressive     Growth &
   Innovation       Debenture       Core Equity         Growth       International        Growth        Income
   Investment      Investment       Investment        Investment       Investment       Investment    Investment
    Division        Division         Division          Division         Division         Division      Division
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- -----------
             932              876               92               60               72              569         3
  $4.72 to $4.83 $12.87 to $14.95 $10.69 to $10.85 $10.46 to $10.62 $11.23 to $11.40   $6.89 to $7.06     $8.10
          $4,481          $12,042             $989             $643             $814           $4,003   $20,529
           0.00%            1.85%            1.35%            0.00%            1.84%            0.00%     0.00%
           0.90%   0.45% to 0.90%            0.90%            0.90%            0.90%            0.90%     0.60%
56.44% to 57.84% 17.17% to 19.52% 25.29% to 26.42% 37.84% to 39.08% 34.16% to 35.37% 28.77% to 29.93%    29.15%
             416              748               30               15               18              381        --
  $3.01 to $3.06 $10.87 to $12.51   $8.53 to $8.58   $7.59 to $7.63   $8.37 to $8.42   $5.35 to $5.43       $--
          $1,269           $8,597             $253             $116             $150           $2,045       $--
           0.00%           11.43%            0.00%            0.00%            0.00%            0.00%        --
           0.90%   0.45% to 0.90%            0.90%            0.90%            0.90%            0.90%        --
            -51%         0% to 1%     -15% to -14%             -24%             -16%             -31%        --
             121              774               --               --               --              122        --
  $6.15 to $6.19 $10.83 to $12.35              $--              $--              $--   $7.73 to $7.82       $--
            $749           $8,845              $--              $--              $--             $953       $--
           0.00%           11.73%               --               --               --            0.00%        --
           0.90%   0.45% to 0.90%               --               --               --            0.90%        --
            -25%       -2% to -1%               --               --               --     -23% to -22%        --

                 NOTES TO FINANCIAL STATEMENTS -- (Concluded)


7.  CHANGE OF PORTFOLIO NAME AND PORTFOLIO MERGERS

   Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio; and State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

   Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

   Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio.

   Effective May, 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

   Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

   Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged respectively into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund.

   Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value Portfolio changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

   Effective July 1, 2001, State Street Research became the sub-investment manager of the State Street Research Bond Income Portfolio (formerly Back Bay Advisers Bond Income Portfolio) of the New England Zenith Series Fund.

   Effective May 1, 2001, State Street Research Growth Portfolio changed its name to State Street Research Investment Trust Portfolio.

                                EQUITY OPTIONS

VARIABLE ADDITIONAL INSURANCE DIVIDEND OPTION AND VARIABLE ADDITIONAL BENEFITS
                                     RIDER

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                  MAY 1, 2004



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated May 1, 2004 and should be read in conjunction therewith. A copy of the prospectus for Equity Options may be obtained by writing to Metlife, P.O. Box 336, Warwick, RI 02887-0336.


                                     SAI-1

                               TABLE OF CONTENTS


       The Company and the Separate Account........................ SAI-3
       Distribution of the Policies that Include the Equity Options SAI-3
       Commissions................................................. SAI-3
       Income Plans................................................ SAI-3
       Limits to MetLife's Right to Challenge the Policy........... SAI-4
       Misstatement of Age or Sex.................................. SAI-4
       Reports..................................................... SAI-4
       Personalized Illustrations.................................. SAI-5
       Legal Matters............................................... SAI-5
       Experts..................................................... SAI-5
       Financial Statements........................................ SAI-5


                                     SAI-2

                     THE COMPANY AND THE SEPARATE ACCOUNT

MetLife is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, provides insurance and other financial services to individual and group customers.

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Equity Options described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

         DISTRIBUTION OF THE POLICIES THAT INCLUDE THE EQUITY OPTIONS

We serve as the "principal underwriter," as defined in the 1940 Act, for the Equity Options. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. We perform the sales and administrative services for the Policies.

We offer the Equity Options through licensed life insurance sales representatives who are either registered through us, or registered through other broker-dealers, including a wholly owned subsidiary.

We offer the Equity Options to the public on a continuous basis. We anticipate continuing to offer the Equity Options, but reserve the right to discontinue the offering.

                                  COMMISSIONS


We do not pay commissions for the sale of the Equity Additions. Commissions paid on the sale of Equity Enricher in 2001, 2002 and 2003 were $10,000, $53,000 and $67,800, respectively.


                                 INCOME PLANS


Generally, you can receive the Policy's insurance proceeds or amounts paid upon surrender of your Policy or your Equity Option under an income plan instead of in a lump sum. Before you choose an income plan you should consider:


.. The tax consequences associated with insurance or surrender proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.


.. That your Policy or Equity Options will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.



.. The rates of return that we credit under these plans are not based on any of the Portfolios.


Generally, we currently make the following income plans available:

             .  Interest income         .  Installment Income for
                                           a Stated Period
             .  Installment Income for  .  Single Life
                a Stated Amount            Income-Guaranteed
                                           Payment Period
             .  Joint and Survivor      .  Single Life
                Life Income                Income-Guaranteed
                                           Return

                                     SAI-3

               LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY

We will not contest your Policy after two years from the base policy's issue or reinstatement (excluding riders added later).

                          MISSTATEMENT OF AGE OR SEX

We will adjust benefits to reflect the correct age and sex of the insured, if this information is not correct in any Policy application.

                                    REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:

..  Transactions between an Equity Option and another part of the Policy.

..  Transfers between investment divisions.

..  Partial withdrawals.

..  Loan amounts you request.

..  Premium payments.


If your premium payments are made through preauthorized checking arrangement or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.



We will also send you an annual statement within 30 days after a Policy year. The statement will summarize the year's transactions and include information on:


..  Deductions and charges.

..  Status of the death benefit.

..  Cash values.

..  Amounts in each investment division you are using.

..  Status of Policy loans.

..  Automatic loans to pay interest.

..  Information on your modified endowment contract status (if applicable).

We will also send you a Fund's annual and semi-annual reports to shareholders.



                          PERSONALIZED ILLUSTRATIONS

We may provide personalized illustrations showing how the Equity Options work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed

                                     SAI-4
mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.


The illustrated death benefit and cash value for a hypothetical Equity Option would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For Equity Additions, they would also differ depending on the level of dividends declared by MetLife on the base policy. For Equity Enricher, they would also be different depending on the allocation of cash value among the Separate Account's investment divisions, if the actual gross rate of return for all investment divisions averaged 0%, 6% or 10%, but varied above or below that average for individual investment divisions. For both Equity Options, they would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued in situations where distinctions between male and female insured were not permitted.


                                 LEGAL MATTERS


Marie C. Swift, Associate General Counsel at MetLife, has passed upon the legality of the Policies, including the Equity Options. The law firm of Foley & Lardner LLP, Washington, D.C., has advised us on certain matters relating to the federal securities laws.


                                    EXPERTS


The financial statements included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is 201 E. Kennedy Boulevard, Suite 1200, Tampa, Florida 33602.


                             FINANCIAL STATEMENTS

The financial statements of MetLife are attached to this Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

                                     SAI-5

                         Independent Auditors' Report

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1, the Company changed its method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle.

DELOITTE & TOUCHE LLP

New York, New York
April 9, 2004

             Metropolitan Life Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                          December 31, 2003 and 2002
            (Dollars in millions, except share and per share data)

                                                                                                   2003     2002
                                                                                                 -------- --------
Assets
Investments:
    Fixed maturities available-for-sale, at fair value (amortized cost: $134,844 and $117,528, respectively)................................................................ $143,148 $124,260
    Equity securities, at fair value (cost: $893 and $1,495, respectively)......................    1,246    1,551
    Mortgage loans on real estate...............................................................   26,637   25,353
    Policy loans................................................................................    8,180    8,047
    Real estate and real estate joint ventures held-for-investment..............................    3,163    3,050
    Real estate held-for-sale...................................................................       89      799
    Other limited partnership interests.........................................................    2,461    2,380
    Short-term investments......................................................................    1,320    1,199
    Other invested assets.......................................................................    4,803    3,419
                                                                                                 -------- --------
       Total investments........................................................................  191,047  170,058
Cash and cash equivalents.......................................................................    2,393    1,106
Accrued investment income.......................................................................    1,922    1,889
Premiums and other receivables..................................................................    6,193    6,721
Deferred policy acquisition costs...............................................................   10,232    9,666
Other assets....................................................................................    5,817    6,084
Separate account assets.........................................................................   63,661   53,912
                                                                                                 -------- --------
       Total assets............................................................................. $281,265 $249,436
                                                                                                 ======== ========
Liabilities and Stockholder's Equity
Liabilities:
    Future policy benefits...................................................................... $ 86,802 $ 86,039
    Policyholder account balances...............................................................   61,725   54,464
    Other policyholder funds....................................................................    6,948    6,206
    Policyholder dividends payable..............................................................    1,046    1,025
    Policyholder dividend obligation............................................................    2,130    1,882
    Short-term debt.............................................................................    3,536      912
    Long-term debt..............................................................................    2,055    2,624
    Shares subject to mandatory redemption......................................................      277       --
    Current income taxes payable................................................................      792      873
    Deferred income taxes payable...............................................................    2,698    1,947
    Payables under securities loaned transactions...............................................   24,065   16,321
    Other liabilities...........................................................................    8,057    6,889
    Separate account liabilities................................................................   63,661   53,912
                                                                                                 -------- --------
       Total liabilities........................................................................  263,792  233,094
                                                                                                 -------- --------
Company-obligated mandatorily redeemable securities of subsidiary trusts........................       --      277
                                                                                                 -------- --------

Stockholder's Equity:
Preferred stock, par value $1,000 per share; 110,000 shares authorized; 93,402 shares issued and
 outstanding at December 31, 2003...............................................................       93       --
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares
 issued and outstanding at December 31, 2003 and 2002...........................................        5        5
Additional paid-in capital......................................................................   13,730   13,474
Retained earnings...............................................................................    1,261      708
Accumulated other comprehensive income..........................................................    2,384    1,878
                                                                                                 -------- --------
       Total stockholder's equity...............................................................   17,473   16,065
                                                                                                 -------- --------
       Total liabilities and stockholder's equity............................................... $281,265 $249,436
                                                                                                 ======== ========

         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                       Consolidated Statements of Income

             For the years ended December 31, 2003, 2002 and 2001
                             (Dollars in millions)

                                                                                 2003     2002    2001
                                                                               -------  -------  -------
Revenues
Premiums...................................................................... $18,151  $18,461  $17,023
Universal life and investment-type product policy fees........................   1,921    1,927    1,874
Net investment income.........................................................  10,357   10,631   11,054
Other revenues................................................................   1,062    1,354    1,532
Net investment gains (losses) (net of amounts allocable from other accounts of
  ($259), ($139) and ($33), respectively).....................................    (287)    (697)     951
                                                                               -------  -------  -------
   Total revenues.............................................................  31,204   31,676   32,434
                                                                               -------  -------  -------
Expenses
Policyholder benefits and claims (excludes amounts directly related to net
  investment gains (losses) of ($233), ($150) and ($54), respectively)........  18,677   18,860   18,265
Interest credited to policyholder account balances............................   2,379    2,711    3,035
Policyholder dividends........................................................   1,897    1,911    2,060
Other expenses (excludes amounts directly related to net investment gains
  (losses) of ($26), $11 and $21, respectively)...............................   5,836    6,543    6,920
                                                                               -------  -------  -------
   Total expenses.............................................................  28,789   30,025   30,280
                                                                               -------  -------  -------
Income from continuing operations before provision for income taxes...........   2,415    1,651    2,154
Provision for income taxes....................................................     688      510      774
                                                                               -------  -------  -------
Income from continuing operations.............................................   1,727    1,141    1,380
Income from discontinued operations, net of income taxes......................     300      471      107
                                                                               -------  -------  -------
Income before cumulative effect of change in accounting.......................   2,027    1,612    1,487
Cumulative effect of change in accounting, net of income taxes................     (26)      --       --
                                                                               -------  -------  -------
Net income.................................................................... $ 2,001  $ 1,612  $ 1,487
                                                                               =======  =======  =======


         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                Consolidated Statements of Stockholder's Equity

             For the years ended December 31, 2003, 2002 and 2001

                             (Dollars in millions)




                                                                         Additional
                                                        Preferred Common  Paid-in   Retained
                                                          Stock   Stock   Capital   Earnings
                                                        --------- ------ ---------- --------
Balance at December 31, 2000...........................    $--     $ 5    $14,549   $   407
Sale of subsidiary to the Holding Company..............                        96
Issuance of warrants--by subsidiary....................                        40
Dividends on common stock..............................                    (1,860)   (1,894)
Comprehensive income:
   Net income..........................................                               1,487
   Other comprehensive income:
      Cumulative effect of change in accounting
       for derivatives, net of income taxes and
       reclassification adjustment.....................
      Unrealized gains on derivative instruments,
       net of income taxes.............................
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................
      Foreign currency translation adjustment..........
      Minimum pension liability adjustment.............

      Other comprehensive income.......................

   Comprehensive income................................
                                                           ---     ---    -------   -------
Balance at December 31, 2001...........................     --       5     12,825        --
Sale of subsidiary to the Holding Company..............                       149
Capital contribution from the Holding Company..........                       500
Dividends on common stock..............................                                (904)
Comprehensive income:
   Net income..........................................                               1,612
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................
      Foreign currency translation adjustment..........

      Other comprehensive income.......................

   Comprehensive income................................
                                                           ---     ---    -------   -------
Balance at December 31, 2002...........................     --       5     13,474       708
Issuance of preferred stock--by subsidiary.............     93
Issuance of shares--by subsidiary......................                        24
Issuance of stock options..............................                         2
Sale of subsidiaries to the Holding Company or
 affiliate.............................................                       261
Capital contribution from the Holding Company..........                         2
Return of capital to the Holding Company...............                       (33)
Dividends on common stock..............................                              (1,448)
Comprehensive income:
   Net income..........................................                               2,001
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................
      Foreign currency translation adjustment..........
      Minimum pension liability adjustment.............

      Other comprehensive income.......................

   Comprehensive income................................
                                                           ---     ---    -------   -------
Balance at December 31, 2003...........................    $93     $ 5    $13,730   $ 1,261
                                                           ===     ===    =======   =======

                                                        Accumulated Other Comprehensive Income (Loss)
                                                        --------------------------------------------
                                                             Net            Foreign       Minimum
                                                          Unrealized       Currency       Pension
                                                          Investment      Translation    Liability
                                                        (Losses) Gains    Adjustment     Adjustment    Total
                                                        --------------    -----------    ----------   -------
Balance at December 31, 2000...........................     $1,183           $(100)        $ (28)     $16,016
Sale of subsidiary to the Holding Company..............                                                    96
Issuance of warrants--by subsidiary....................                                                    40
Dividends on common stock..............................                                                (3,754)
Comprehensive income:
   Net income..........................................                                                 1,487
   Other comprehensive income:
      Cumulative effect of change in accounting
       for derivatives, net of income taxes and
       reclassification adjustment.....................         22                                         22
      Unrealized gains on derivative instruments,
       net of income taxes.............................         24                                         24
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................        570                                        570
      Foreign currency translation adjustment..........                        (39)                       (39)
      Minimum pension liability adjustment.............                                      (18)         (18)
                                                                                                      -------
      Other comprehensive income.......................                                                   559
                                                                                                      -------
   Comprehensive income................................                                                 2,046
                                                            ------           -----         -----      -------
Balance at December 31, 2001...........................      1,799            (139)          (46)      14,444
Sale of subsidiary to the Holding Company..............                                                   149
Capital contribution from the Holding Company..........                                                   500
Dividends on common stock..............................                                                  (904)
Comprehensive income:
   Net income..........................................                                                 1,612
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................        (58)                                       (58)
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................        250                                        250
      Foreign currency translation adjustment..........                         72                         72
                                                                                                      -------
      Other comprehensive income.......................                                                   264
                                                                                                      -------
   Comprehensive income................................                                                 1,876
                                                            ------           -----         -----      -------
Balance at December 31, 2002...........................      1,991             (67)          (46)      16,065
Issuance of preferred stock--by subsidiary.............                                                    93
Issuance of shares--by subsidiary......................                                                    24
Issuance of stock options..............................                                                     2
Sale of subsidiaries to the Holding Company or
 affiliate.............................................                                                   261
Capital contribution from the Holding Company..........                                                     2
Return of capital to the Holding Company...............                                                   (33)
Dividends on common stock..............................                                                (1,448)
Comprehensive income:
   Net income..........................................                                                 2,001
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................       (228)                                      (228)
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................        642                                        642
      Foreign currency translation adjustment..........                        174                        174
      Minimum pension liability adjustment.............                                      (82)         (82)
                                                                                                      -------
      Other comprehensive income.......................                                                   506
                                                                                                      -------
   Comprehensive income................................                                                 2,507
                                                            ------           -----         -----      -------
Balance at December 31, 2003...........................     $2,405           $ 107         $(128)     $17,473
                                                            ======           =====         =====      =======

         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                     Consolidated Statements of Cash Flows

             For the years ended December 31, 2003, 2002 and 2001
                             (Dollars in millions)

                                                                          2003      2002      2001
                                                                        --------  --------  --------
Cash flows from operating activities
Net income............................................................. $  2,001  $  1,612  $  1,487
Adjustments to reconcile net income to net cash provided by
  operating activities:
   Depreciation and amortization expenses..............................      386       432       521
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................     (162)     (456)     (560)
   (Gains) losses from sales of investments and businesses, net........      125       256      (918)
   Interest credited to other policyholder account balances............    2,379     2,711     3,035
   Universal life and investment-type product policy fees..............   (1,921)   (1,927)   (1,874)
   Change in premiums and other receivables............................      (81)   (1,878)     (612)
   Change in deferred policy acquisition costs, net....................     (902)     (766)     (553)
   Change in insurance-related liabilities.............................    4,210     4,550     3,463
   Change in income taxes payable......................................      250       684       871
   Change in other liabilities.........................................      725       106      (226)
   Other, net..........................................................     (485)     (937)     (946)
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    6,525     4,387     3,688
                                                                        --------  --------  --------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturities....................................................   69,292    61,473    51,479
   Equity securities...................................................      576     2,676     2,116
   Mortgage loans on real estate.......................................    3,221     2,555     1,834
   Real estate and real estate joint ventures..........................      888       714     1,131
   Other limited partnership interests.................................      307       209       396
Purchases of:
   Fixed maturities....................................................  (90,122)  (79,509)  (51,122)
   Equity securities...................................................     (104)   (1,235)   (3,323)
   Mortgage loans on real estate.......................................   (4,354)   (3,111)   (3,310)
   Real estate and real estate joint ventures..........................     (310)      (28)     (665)
   Other limited partnership interests.................................     (588)     (447)     (424)
Net change in short-term investments...................................     (183)     (308)     (303)
Proceeds from sales of businesses......................................    1,995       749       831
Net change in payable under securities loaned transactions.............    7,744     3,659       361
Other, net.............................................................   (1,141)     (815)     (510)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $(12,779) $(13,418) $ (1,509)
                                                                        ========  ========  ========


         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

             For the years ended December 31, 2003, 2002 and 2001
                             (Dollars in millions)

                                                                         2003      2002      2001
                                                                       --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits........................................................... $ 29,054  $ 30,457  $ 31,407
   Withdrawals........................................................  (22,268)  (24,880)  (27,846)
Net change in short-term debt.........................................    2,624       567      (740)
Long-term debt issued.................................................      145       537       353
Long-term debt repaid.................................................     (714)     (221)   (1,379)
Capital contribution from the Holding Company.........................      148       649        96
Net proceeds from issuance of company-obligated mandatorily redeemable
  securities of subsidiary trust......................................       --        --       197
Dividends on common stock.............................................   (1,448)     (904)   (3,754)
                                                                       --------  --------  --------
Net cash provided by (used in) financing activities...................    7,541     6,205    (1,666)
                                                                       --------  --------  --------
Change in cash and cash equivalents...................................    1,287    (2,826)      513
Cash and cash equivalents, beginning of year..........................    1,106     3,932     3,419
                                                                       --------  --------  --------
Cash and cash equivalents, end of year................................ $  2,393  $  1,106  $  3,932
                                                                       ========  ========  ========
Supplemental disclosures of cash flow information:
   Cash paid (refunded) during the year:
       Interest....................................................... $    344  $    267  $    346
                                                                       ========  ========  ========
       Income taxes................................................... $    789  $     96  $   (335)
                                                                       ========  ========  ========
   Non-cash transactions during the year:
       Business dispositions--assets.................................. $  5,506  $ 17,276  $  6,162
                                                                       ========  ========  ========
       Business dispositions--liabilities............................. $  3,511  $ 16,547  $  5,263
                                                                       ========  ========  ========
       Mortgage note on sale of real estate........................... $     --  $     --  $  1,530
                                                                       ========  ========  ========
       Purchase money mortgage on real estate sale.................... $    196  $    954  $     --
                                                                       ========  ========  ========
       Real estate acquired in satisfaction of debt................... $     14  $     30  $     30
                                                                       ========  ========  ========


         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                  Notes to Consolidated Financial Statements

1.  Summary of Accounting Policies

Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. The Company offers life insurance, annuities, and mutual funds to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company"). The Company offered automobile and homeowners insurance through Metropolitan Property and Casualty Insurance Company, which was sold to the Holding Company in 2003.

Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has a majority voting interest; and (iii) variable interest entities ("VIEs") created or acquired on or after February 1, 2003 of which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 6. Intercompany accounts and transactions have been eliminated.

   Metropolitan Insurance and Annuity Company ("MIAC" ), which was sold to MetLife in 2001; Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to MetLife in 2002; and Metropolitan Property and Casualty Insurance Company and its subsidiaries, Metropolitan Tower Life Insurance Company, MetLife General Insurance Agency, Inc. and its subsidiaries, MetLife Securities, Inc. and N.L. Holding Corporation and its subsidiaries, which were sold to MetLife in 2003, are included in the accompanying financial statements until the date of sale. See Note 17.

   The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest. The Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

   Minority interest related to consolidated entities included in other liabilities was $1,233 million and $481 million at December 31, 2003 and 2002, respectively. This increase was the direct result of the change in Metropolitan Life's ownership of Reinsurance Group of America Incorporated ("RGA") to approximately 52% in 2003 as compared to 58% in 2002.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2003 presentation.

             Metropolitan Life Insurance Company and Subsidiaries

Summary of Critical Accounting Estimates

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

  Investments

   The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) unfavorable changes in forecasted cash flows on asset-backed securities; and (vii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  Derivatives

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities or to changing fair values. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that embed derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported

             Metropolitan Life Insurance Company and Subsidiaries at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition cost ("DAC"), including value of business acquired ("VOBA"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Future Policy Benefits

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   The Company also establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions with respect to current developments, anticipated trends and risk management strategies.

   Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

  Reinsurance

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to

             Metropolitan Life Insurance Company and Subsidiaries establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumption used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. It is possible that an adverse outcome in certain of the Company's litigation, including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Employee Benefit Plans

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm to aid it in selecting appropriate assumptions and valuing its related liabilities. The actuarial assumptions used in the calculation of the Company's aggregate projected benefit obligation may vary and include an expectation of long-term market appreciation in equity markets which is not changed by minor short-term market fluctuations, but does change when large interim deviations occur. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

Significant Accounting Policies

  Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other- than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of

             Metropolitan Life Insurance Company and Subsidiaries securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

   Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company regularly reviews residual values and impairs residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

             Metropolitan Life Insurance Company and Subsidiaries

  Structured Investment Transactions

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on these beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). The SPEs used to securitize assets are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in Financial Accounting Standards Board ("FASB") Interpretation No. 46 (revised December 31, 2003), Consolidation of Variable Interest Entities, An Interpretation of ARB No. 51 ("FIN 46(r)"). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46(r). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in net investment gains and losses.

  Derivative Financial Instruments

   The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its insurance subsidiaries' Derivatives Use Plans approved by the applicable state insurance departments. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge

             Metropolitan Life Insurance Company and Subsidiaries accounting, according to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instruments effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and
(v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities, and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive

             Metropolitan Life Insurance Company and Subsidiaries income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

   The Company uses forward exchange contracts that provide an economic hedge on portions of its net investments in foreign operations against adverse movements in foreign currency exchange rates. Unrealized losses on instruments so designated are recorded as components of accumulated other comprehensive income.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a credit default swap and a U.S. Treasury or Agency security, to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2003 and 2002, 23 and 18, respectively, of such RSATs, with notional amounts totaling $479 million and $275 million, respectively, were outstanding. The Company records both the premiums received on the credit default swaps over the life of the contracts and changes in their fair value in net investment gains and losses.

   The Company enters into written covered calls to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received over the life of the contract and changes in fair value of such options as net investment gains and losses.

  Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and

             Metropolitan Life Insurance Company and Subsidiaries amortization of property, equipment and leasehold improvements was $394 million and $368 million at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $101 million, $81 million and $96 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $376 million and $297 million at December 31, 2003 and 2002, respectively. Related amortization expense was $139 million, $153 million and $106 million for the years ended December 31, 2003, 2002 and 2001, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

   DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   DAC for property and casualty insurance contracts, which is primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

  Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets,

             Metropolitan Life Insurance Company and Subsidiaries

("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

   Changes in goodwill were as follows:

                                            Years Ended December 31,
                                            -----------------------
                                             2003     2002    2001
                                             -----    -----   ----
                                            (Dollars in millions)
                 Net balance at January 1.. $ 405    $ 575    $703
                 Acquisitions..............     3        7      20
                 Amortization..............    --       --     (47)
                 Impairment losses.........    --       (2)    (61)
                 Disposition and other.....  (190)    (175)    (40)
                                             -----    -----   ----
                 Net balance at December 31 $ 218    $ 405    $575
                                             =====    =====   ====

   Accumulated amortization from goodwill was as follows at:

                                                December 31,
                                                ------------------
                                                2003         2002
                                                ----         ----
                                                (Dollars in millions)
                       Accumulated amortization $32          $71
                                                ===          ===

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  Other Revenues

   Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are

             Metropolitan Life Insurance Company and Subsidiaries performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Participating Business

   Participating business represented approximately 13% and 16% of the Company's life insurance in-force, and 88% and 89% of the number of life insurance policies in-force, at December 31, 2003 and 2002, respectively. Participating policies represented approximately 40% and 41%, 40% and 41%, and 44% and 46% of gross and net life insurance premiums for the years ended December 31, 2003, 2002 and 2001, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

  Income Taxes

   The Holding Company and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenue.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and

             Metropolitan Life Insurance Company and Subsidiaries liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges are included in universal life and investment-type product fees. See "--Application of Recent Accounting Pronouncements."

  Stock-Based Compensation

   Effective January 1, 2003, MetLife and the Company account for stock-based compensation plans using the prospective fair value method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS 148, Accounting for Stock-Based Compensation--Transition and Disclosure ("SFAS 148"). MetLife allocates 100% of stock option expense to the Company.

   Stock-based compensation grants prior to January 1, 2003 are accounted for using the accounting method prescribed by Accounting Principles Board Opinion ("APB") No. 25, Accounting for Stock Issued to Employees ("APB 25") and Note 14 includes the pro forma disclosures required by SFAS No. 123, as amended.

  Foreign Currency

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Application of Recent Accounting Pronouncements

   Effective December 31, 2003, the Company adopted EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. (See Note 2). The initial adoption of EITF 03-1, which only required additional disclosures, did not have a material impact on the Company's consolidated financial statements.

   In December, 2003, the FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined

             Metropolitan Life Insurance Company and Subsidiaries postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revises disclosure requirements. In January 2004, the FASB issued FASB Staff Position ("FSP") No. 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-1") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company has elected to defer the accounting until further guidance is issued by the FASB. The measurements of the Company's postretirement accumulated benefit plan obligation and net periodic benefit cost disclosed in Note 13 do not reflect the effects of the new legislation. The guidance, when issued, could require the Company to change previously reported information.

   In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company increased future policyholder benefits for various guaranteed minimum death and income benefits net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts of approximately $61 million, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC, which has been the Company's accounting treatment. Effective January 1, 2004, the Company reclassified $116 million of ownership in its own separate accounts from other assets to fixed maturities available-for-sale and equity securities. This reclassification will have no effect on net income or other comprehensive income. In accordance with SOP 03-1's revised definition of a separate account, effective January 1, 2004, the Company also reclassified $1,678 million of separate account assets to general account investments and $1,678 million of separate account liabilities to future policy benefits and policyholder account balances. The net cumulative effect of this reclassification was insignificant.

   In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of July 1, 2003, required the Company to reclassify $277 million of company-obligated mandatorily redeemable securities of subsidiary trusts from mezzanine equity to liabilities.

   In April 2003, the FASB cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain

             Metropolitan Life Insurance Company and Subsidiaries reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 and required the Company to increase policyholder account balances by $40 million, to decrease other invested assets by $1 million and increase DAC by $2 million. These amounts, net of income taxes of $13 million, were recorded as a cumulative effect of a change in accounting. As a result of the adoption of Issue B36, the Company recognized investment gains of $9 million, net of income tax, for the three month period ended December 31, 2003.

   In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a significant impact on the consolidated financial statements.

   During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). Certain of the Company's asset-backed securitizations, collateralized debt obligations, structured investment transactions, and investments in real estate joint ventures and other limited partnership interests meet the definition of a variable interest entity ("VIE") and must be consolidated, in accordance with the transition rules and effective dates, if the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions in FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

   Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 12.

   Effective January 1, 2003, MetLife and the Company adopted SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure ("SFAS 148"), which provides guidance on how to apply the fair value method of accounting and use the prospective transition method for stock options granted by the Holding Company and the Company subsequent to December 31, 2002. As permitted under SFAS 148, options granted prior to January 1, 2003 will continue to be accounted for under Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005. See Note 14.

             Metropolitan Life Insurance Company and Subsidiaries

   Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2003 were not significant.

   Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS 144. SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 18.

   Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill, prior to the adoption of SFAS 142 was $47 million for the year ended December 31, 2001. Amortization of other intangible assets was not material for the years ended December 31, 2003, 2002 and 2001. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets in the third quarter of 2002 and recorded a $5 million charge to earnings relating to the impairment of certain goodwill assets as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

   Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. In accordance with SFAS 141, the elimination of $5 million of negative goodwill was reported in net income in the first quarter of 2002 as a cumulative effect of a change in accounting.

             Metropolitan Life Insurance Company and Subsidiaries

   In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities-- a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income. The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed maturities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

             Metropolitan Life Insurance Company and Subsidiaries

2. Investments

Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                               Gross
                                                   Cost or  Unrealized
                                                  Amortized ----------- Estimated
                                                    Cost     Gain  Loss Fair Value
                                                  --------- ------ ---- ----------
                                                       (Dollars in millions)
Fixed Maturities:
   Bonds:
       U.S. corporate securities................. $ 49,466  $3,486 $228  $ 52,724
       Mortgage-backed securities................   28,049     687   81    28,655
       Foreign corporate securities..............   18,680   2,005   70    20,615
       U.S. treasuries/agencies..................   13,249   1,208   23    14,434
       Asset-backed securities...................   10,414     169   54    10,529
       Commercial mortgage-backed securities.....    9,080     480   15     9,545
       Foreign government securities.............    4,847     752   20     5,579
       States and political subdivisions.........      282      11    8       285
       Other fixed income assets.................      232     138   62       308
                                                  --------  ------ ----  --------
          Total bonds............................  134,299   8,936  561   142,674
   Redeemable preferred stocks...................      545       2   73       474
                                                  --------  ------ ----  --------
          Total fixed maturities................. $134,844  $8,938 $634  $143,148
                                                  ========  ====== ====  ========
Equity Securities:
   Common stocks................................. $    514  $  329 $  1  $    842
   Nonredeemable preferred stocks................      379      25   --       404
                                                  --------  ------ ----  --------
          Total equity securities................ $    893  $  354 $  1  $  1,246
                                                  ========  ====== ====  ========

             Metropolitan Life Insurance Company and Subsidiaries

   Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                   Cost or  Gross Unrealized
                                                  Amortized ---------------- Estimated
                                                    Cost     Gain     Loss   Fair Value
                                                  ---------  ------  ------  ----------
                                                        (Dollars in millions)
Fixed Maturities:
   Bonds:
       U.S. corporate securities................. $ 42,265  $2,914   $  896   $ 44,283
       Mortgage-backed securities................   24,999   1,018       15     26,002
       Foreign corporate securities..............   15,405   1,295      185     16,515
       U.S. treasuries/agencies..................   13,256   1,514        3     14,767
       Asset-backed securities...................    8,070     204      181      8,093
       Commercial mortgage-backed securities.....    5,445     516        5      5,956
       Foreign government securities.............    4,649     516       50      5,115
       States and political subdivisions.........    2,575     181       20      2,736
       Other fixed income assets.................      312     126       82        356
                                                  --------   ------  ------   --------
          Total bonds............................  116,976   8,284    1,437    123,823
   Redeemable preferred stocks...................      552       1      116        437
                                                  --------   ------  ------   --------
          Total fixed maturities................. $117,528  $8,285   $1,553   $124,260
                                                  ========   ======  ======   ========
   Equity Securities:
       Common stocks............................. $    827  $  114   $   80   $    861
       Nonredeemable preferred stocks............      668      25        3        690
                                                  --------   ------  ------   --------
          Total equity securities................ $  1,495  $  139   $   83   $  1,551
                                                  ========   ======  ======   ========

   The Company held foreign currency derivatives with notional amounts of $4,242 million and $2,371 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2003 and 2002, respectively.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $11,814 million and $11,041 million at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $839 million at December 31, 2003 and a net unrealized loss of $378 million at December 31, 2002. Non-income producing fixed maturities were $357 million and $456 million at December 31, 2003 and 2002, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

   The cost or amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                    ---------  ----------
                                                    (Dollars in millions)
        Due in one year or less.................... $  4,084    $  4,233
        Due after one year through five years......   25,388      26,737
        Due after five years through ten years.....   24,539      26,662
        Due after ten years........................   32,745      36,313
                                                    --------    --------
           Subtotal................................   86,756      93,945
        Mortgage-backed and asset-backed securities   47,543      48,729
                                                    --------    --------
           Subtotal................................  134,299     142,674
        Redeemable preferred stock.................      545         474
                                                    --------    --------
           Total fixed maturities.................. $134,844    $143,148
                                                    ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        Years Ended December 31,
                                       -------------------------
                                         2003     2002     2001
                                       -------  -------  -------
                                         (Dollars in millions)
               Proceeds............... $48,390  $34,918  $27,576
               Gross investment gains. $   446  $ 1,683  $   634
               Gross investment losses $  (452) $  (973) $  (934)

   Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $328 million, $1,342 million and $278 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

             Metropolitan Life Insurance Company and Subsidiaries

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2003:

                                                           Equal to or Greater
                                      Less than 12 months     than 12 months           Total
                                      -------------------- -------------------- --------------------
                                      Estimated   Gross    Estimated   Gross    Estimated   Gross
                                        Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                        Value      Loss      Value      Loss      Value      Loss
                                      --------- ---------- --------- ---------- --------- ----------
                                                          (Dollars in millions)
U.S. corporate securities............  $ 6,338     $136     $  962      $ 92     $ 7,300     $228
Mortgage-backed securities...........    7,133       78         18         3       7,151       81
Foreign corporate securities.........    2,446       57        331        13       2,777       70
U.S. treasuries/agencies.............    3,526       23         --        --       3,526       23
Asset-backed securities..............    2,295       29        780        25       3,075       54
Commercial mortgage-backed securities    1,998       13        227         2       2,225       15
Foreign government securities........      225       20          2        --         227       20
States and political subdivisions....      131        8         --        --         131        8
Other fixed income assets............       12       52         40        10          52       62
                                       -------     ----     ------      ----     -------     ----
   Total bonds.......................   24,104      416      2,360       145      26,464      561
Redeemable preferred stocks..........      192       60        279        13         471       73
                                       -------     ----     ------      ----     -------     ----
   Total fixed maturities............  $24,296     $476     $2,639      $158     $26,935     $634
                                       =======     ====     ======      ====     =======     ====

   At December 31, 2003, the Company had gross unrealized losses of $1 million from equity securities that had been in an unrealized loss position for less than twelve months. The amount of unrealized losses from equity securities that had been in an unrealized loss position for twelve months or greater is less than $1 million at December 31, 2003. The fair value of those equity securities that had been in an unrealized loss position for less than twelve months and for twelve months or greater at December 31, 2003, is $18 million and $21 million, respectively.

Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $22,290 million and $13,477 million and an estimated fair value of $23,461 million and $16,120 million were on loan under the program at December 31, 2003 and 2002, respectively. The Company was liable for cash collateral under its control of $24,065 million and $16,321 million at December 31, 2003 and 2002, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,286 million and $939 million at December 31, 2003 and 2002, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,711 million and $1,430 million at December 31, 2003 and 2002, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      ------------------------------
                                           2003            2002
                                      --------------  --------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $21,597    81%  $20,433    80%
          Agricultural mortgage loans   5,166    19%    5,042    20%
                                      -------   ---   -------   ---
             Total...................  26,763   100%   25,475   100%
                                                ===             ===
          Less: Valuation allowances.     126             122
                                      -------         -------
             Mortgage loans.......... $26,637         $25,353
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2003, approximately 20%, 12% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2003 and 2002 include $1,998 million and $1,515 million, respectively to MIAC, a related party, in connection with MIAC's purchase of real estate from the Company in 2001 and 2003. In addition, certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $639 million and $620 million at December 31, 2003 and 2002, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                             Years Ended December 31,
                                             -----------------------
                                             2003     2002    2001
                                             ----     ----    ----
                                             (Dollars in millions)
                  Balance at January 1...... $122     $144    $ 83
                  Additions.................   50       39     106
                  Deductions................  (46)     (56)    (45)
                  Dispositions of affiliates   --       (5)     --
                                              ----     ----    ----
                  Balance at December 31.... $126     $122    $144
                                              ====     ====    ====

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                              December 31,
                                                              ------------------
                                                              2003         2002
                                                              ----         ----
                                                              (Dollars in millions)
         Impaired mortgage loans with valuation allowances... $286         $604
         Impaired mortgage loans without valuation allowances  146          257
                                                                ----         ----
            Total............................................  432          861
         Less: Valuation allowances on impaired mortgages....   61          121
                                                                ----         ----
            Impaired mortgage loans.......................... $371         $740
                                                                ====         ====

             Metropolitan Life Insurance Company and Subsidiaries

   The average investment in impaired mortgage loans on real estate was $615 million, $1,068 million and $938 million for the years ended December 31, 2003, 2002 and 2001, respectively. Interest income on impaired mortgage loans was $55 million, $88 million and $103 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The investment in restructured mortgage loans on real estate was $188 million and $410 million at December 31, 2003 and 2002, respectively. Interest income of $19 million, $44 million and $76 million was recognized on restructured loans for the years ended December 31, 2003, 2002 and 2001, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $24 million, $41 million and $60 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $35 million and $28 million at December 31, 2003 and 2002, respectively.

Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                 December 31,
                                                                --------------------
                                                                 2003       2002
                                                                 ------     ------
                                                                (Dollars in millions)
 Real estate and real estate joint ventures held-for-investment $3,446     $3,321
 Impairments...................................................   (283)      (271)
                                                                 ------     ------
    Total......................................................  3,163      3,050
                                                                 ------     ------
 Real estate held-for-sale.....................................    101        815
 Impairments...................................................     --         (5)
 Valuation allowance...........................................    (12)       (11)
                                                                 ------     ------
    Total......................................................     89        799
                                                                 ------     ------
        Real estate and real estate joint ventures............. $3,252     $3,849
                                                                 ======     ======

   Accumulated depreciation on real estate was $1,226 million and $1,319 million at December 31, 2003 and 2002, respectively. The related depreciation expense was $124 million, $180 million and $217 million for the years ended December 31, 2003, 2002 and 2001, respectively. These amounts include $15 million, $66 million and $93 million of depreciation expense related to discontinued operations for the years ended December 31, 2003, 2002 and 2001, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

   Real estate and real estate joint ventures were categorized as follows:

                                       December 31,
                               ----------------------------
                                    2003           2002
                               -------------  -------------
                               Amount Percent Amount Percent
                               ------ ------- ------ -------
                                   (Dollars in millions)
                   Office..... $1,597   49 %  $2,244   58 %
                   Retail.....    660    20      697    18
                   Apartments.    499    15      454    12
                   Land.......     77     2       87     2
                   Agriculture      1    --        7    --
                   Other......    418    14      360    10
                               ------   ---   ------  ----
                      Total... $3,252   100%  $3,849  100 %
                               ======   ===   ======  ====

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2003, approximately 25%, 21% and 17% of the Company's real estate holdings were located in California, Texas and New York, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                     2003     2002    2001
                                                     ----     ----    ----
                                                     (Dollars in millions)
          Balance at January 1...................... $ 11     $ 35    $ 39
          Additions charged to investment income....   17       21      16
          Deductions for writedowns and dispositions  (16)     (45)    (20)
                                                      ----     ----    ----
          Balance at December 31.................... $ 12     $ 11    $ 35
                                                      ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $35 million, $48 million and $34 million for the years ended December 31, 2003, 2002 and 2001, respectively. There was no investment income related to impaired real estate and real estate joint ventures held-for-sale for the year ended December 31, 2003. Investment income related to impaired real estate and real estate joint ventures held-for-sale was $3 million and $19 million for the years ended December 31, 2002 and 2001, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $67 million and $62 million at December 31, 2003 and 2002, respectively.

   The Company owned real estate acquired in satisfaction of debt of $1 million and $8 million at December 31, 2003 and 2002, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                                             --------------------
                                              2003       2002
                                              ------     ------
                                             (Dollars in millions)
                   Investment............... $  974     $  985
                   Estimated residual values    386        428
                                              ------     ------
                      Total.................  1,360      1,413
                   Unearned income..........   (380)      (368)
                                              ------     ------
                      Leveraged leases...... $  980     $1,045
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax liability related to leveraged leases was $870 million and $981 million at December 31, 2003 and 2002, respectively.

Net Investment Income

   The components of net investment income were as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                      2003     2002    2001
                                                     -------  ------- -------
                                                      (Dollars in millions)
   Fixed maturities................................. $ 7,757  $ 7,844 $ 8,449
   Equity securities................................      26       42      61
   Mortgage loans on real estate....................   1,811    1,840   1,838
   Real estate and real estate joint ventures (1)...     612      673     824
   Policy loans.....................................     510      512     527
   Other limited partnership interests..............      75       57      48
   Cash, cash equivalents and short-term investments      83      228     264
   Other............................................     315      286     244
                                                     -------  ------- -------
      Total.........................................  11,189   11,482  12,255
   Less: Investment expenses (1)....................     832      851   1,201
                                                     -------  ------- -------
      Net investment income......................... $10,357  $10,631 $11,054
                                                     =======  ======= =======

--------
(1)Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

             Metropolitan Life Insurance Company and Subsidiaries

Net Investment Gains (Losses)

   Net investment gains (losses), including changes in valuation allowances, and related policyholder amounts were as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                      2003    2002    2001
                                                     -----   -----   ------
                                                     (Dollars in millions)
     Fixed maturities............................... $(373)  $(862)  $ (644)
     Equity securities..............................    39     230       66
     Mortgage loans on real estate..................   (51)    (21)     (91)
     Real estate and real estate joint ventures (1).    19      (6)   1,626
     Other limited partnership interests............   (84)     (2)    (161)
     Sales of businesses............................     5      (7)      25
     Derivatives (2)................................  (122)   (140)     124
     Other..........................................    21     (28)     (27)
                                                     -----   -----   ------
            Total...................................  (546)   (836)     918

     Amounts allocated from:
        Deferred policy acquisition costs...........    26     (11)     (21)
        Participating contracts.....................    89      (7)    (105)
        Policyholder dividend obligation............   144     157      159
                                                     -----   -----   ------
            Total net investment gains (losses)..... $(287)  $(697)  $  951
                                                     =====   =====   ======

--------
(1)The amounts presented exclude amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.
(2)The amounts presented include scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133.

   Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are (i) amortization of DAC to the extent that such amortization results from investment gains and losses;
(ii) adjustments to participating contractholder accounts when amounts equal to such investment gains and losses are applied to the contractholder's accounts; and (iii) adjustments to the policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

             Metropolitan Life Insurance Company and Subsidiaries

Net Unrealized Investment Gains

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                  Years Ended December 31,
                                                 -------------------------
                                                   2003     2002     2001
                                                 -------  -------  -------
                                                   (Dollars in millions)
     Fixed maturities........................... $ 8,094  $ 6,701  $ 2,958
     Equity securities..........................     353       56      619
     Derivatives................................    (395)     (24)      71
     Other invested assets......................     (55)       1       59
                                                 -------  -------  -------
        Total...................................   7,997    6,734    3,707
                                                 -------  -------  -------
     Amounts allocated from:
        Future policy benefit loss recognition..  (1,453)  (1,242)     (30)
        Deferred policy acquisition costs.......    (495)    (366)      (6)
        Participating contracts.................    (117)    (129)    (127)
        Policyholder dividend obligation........  (2,130)  (1,882)    (708)
     Deferred income taxes......................  (1,397)  (1,124)  (1,037)
                                                 -------  -------  -------
        Total...................................  (5,592)  (4,743)  (1,908)
                                                 -------  -------  -------
            Net unrealized investment gains..... $ 2,405  $ 1,991  $ 1,799
                                                 =======  =======  =======

   The changes in net unrealized investment gains were as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                       2003     2002    2001
                                                                      ------  -------  ------
                                                                       (Dollars in millions)
Balance at January 1................................................. $1,991  $ 1,799  $1,183
Unrealized investment gains during the year..........................    994    2,803   1,391
Unrealized investment gains (losses) relating to:
   Future policy benefit (loss) gain recognition.....................   (211)  (1,212)    254
   Deferred policy acquisition costs.................................   (129)    (204)   (128)
   Participating contracts...........................................     12       (2)      6
   Policyholder dividend obligation..................................   (248)  (1,174)   (323)
Deferred income taxes................................................   (179)     (72)   (475)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................    175       53    (109)
                                                                      ------  -------  ------
Balance at December 31............................................... $2,405  $ 1,991  $1,799
                                                                      ======  =======  ======
Net change in unrealized investment gains............................ $  414  $   192  $  616
                                                                      ======  =======  ======

Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored four securitizations with a total of approximately $1,431 million in financial assets as of December 31, 2003. The Company's beneficial interests in these SPEs as of December 31, 2003 and 2002 and the related investment income for the years ended December 31, 2003, 2002 and 2001 were insignificant.

             Metropolitan Life Insurance Company and Subsidiaries

   The Company also invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $880 million and $870 million at December 31, 2003 and 2002, respectively. The related income recognized was $78 million, $1 million and $44 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Variable Interest Entities

   As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN46(r). At December 31, 2003, FIN 46(r) did not require the Company to consolidate any additional VIEs that were not previously consolidated.

   The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that (i) it is the primary beneficiary and which will be consolidated in the Company's financial statements beginning March 31, 2004 and (ii) it holds significant valuable interests but it is not the primary beneficiary and which will not be consolidated:

                                                     December 31, 2003
                                  -------------------------------------------------------
                                    Primary Beneficiary (1)     Not Primary Beneficiary
                                  --------------------------- ---------------------------
                                    Total    Maximum Exposure   Total    Maximum Exposure
                                  Assets (2)   to Loss (3)    Assets (2)   to Loss (3)
                                  ---------- ---------------- ---------- ----------------
                                                   (Dollars in millions)
SPEs:
Asset-backed securitizations and
  collateralized debt obligations    $ --          $ --         $2,400         $20

Non-SPEs:
Real estate joint ventures (4)...     617           238             42          59
Other limited partnerships (5)...      29            27            445          10
                                     ----          ----         ------         ---
   Total.........................    $646          $265         $2,887         $89
                                     ====          ====         ======         ===

--------
(1)Had the Company consolidated these VIEs at December 31, 2003, the transition adjustments would have been $10 million, net of income tax.
(2)The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value as of December 31, 2003. The assets of the real estate joint ventures and other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.
(3)The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures and other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.
(4)Real estate joint ventures include partnerships and other ventures, which engage in the acquisition, development, management and disposal of real estate investments.
(5)Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits.

             Metropolitan Life Insurance Company and Subsidiaries

3.  Derivative Financial Instruments

   The table below provides a summary of notional amount and fair value of derivative financial instruments held at December 31, 2003 and 2002:

                                             2003                        2002
                                  --------------------------- ---------------------------
                                             Current Market              Current Market
                                             or Fair Value               or Fair Value
                                  Notional ------------------ Notional ------------------
                                   Amount  Assets Liabilities  Amount  Assets Liabilities
                                  -------- ------ ----------- -------- ------ -----------
                                                   (Dollars in millions)
Financial futures................ $ 1,015   $  8     $ 24     $     4   $ --     $ --
Interest rate swaps..............   9,921    189       36       3,866    196      126
Floors...........................     325      5       --         325      9       --
Caps.............................   9,483     29       --       7,770     --       --
Financial forwards...............   1,310      2        3       1,870     --       12
Foreign currency swaps...........   4,679      9      791       2,371     92      181
Options..........................   6,065      7       --       6,472      9       --
Foreign currency forwards........     528     --       10           1     --       --
Credit default swaps.............     605      2        1         376      2       --
                                  -------   ----     ----     -------   ----     ----
   Total contractual commitments. $33,931   $251     $865     $23,055   $308     $319
                                  =======   ====     ====     =======   ====     ====

   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2003 and 2002:

                                              December 31, 2002           Terminations/ December 31, 2003
                                               Notional Amount  Additions  Maturities    Notional Amount
                                              ----------------- --------- ------------- -----------------
                                                                 (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures............................      $     4       $ 1,543     $  532          $ 1,015
Interest rate swaps..........................        3,866         8,040      1,985            9,921
Floors.......................................          325            --         --              325
Caps.........................................        7,770         3,000      1,287            9,483
Financial forwards...........................        1,870         1,310      1,870            1,310
Foreign currency swaps.......................        2,371         2,516        208            4,679
Options......................................        6,472            --        407            6,065
Foreign currency forwards....................            1           527         --              528
Written covered calls........................           --         1,178      1,178               --
Credit default swaps.........................          376           284         55              605
                                                   -------       -------     ------          -------
   Total contractual commitments.............      $23,055       $18,398     $7,522          $33,931
                                                   =======       =======     ======          =======
BY DERIVATIVE STRATEGY
Liability hedging............................      $ 8,683       $ 5,030     $1,187          $12,526
Invested asset hedging.......................        5,284         6,671      1,459           10,496
Portfolio hedging............................        9,028         2,323      4,429            6,922
Firm commitments and forecasted transactions.           60         3,847        447            3,460
Hedging net investments in foreign operations           --           527         --              527
                                                   -------       -------     ------          -------
   Total contractual commitments.............      $23,055       $18,398     $7,522          $33,931
                                                   =======       =======     ======          =======

             Metropolitan Life Insurance Company and Subsidiaries

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2003:

                                                             Remaining Life
                                  ---------------------------------------------------------------------
                                  One Year   After One Year   After Five Years
                                  or Less  Through Five Years Through Ten Years After Ten Years  Total
                                  -------- ------------------ ----------------- --------------- -------
                                                          (Dollars in millions)
Financial futures................ $ 1,015       $    --            $   --           $   --      $ 1,015
Interest rate swaps..............     242         6,297             1,716            1,666        9,921
Floors...........................      --            --               325               --          325
Caps.............................   3,000         6,483                --               --        9,483
Financial forwards...............   1,310            --                --               --        1,310
Foreign currency swaps...........     326         1,663             2,255              435        4,679
Options..........................   4,163         1,901                --                1        6,065
Foreign currency forwards........     528            --                --               --          528
Credit default swaps.............     209           396                --               --          605
                                  -------       -------            ------           ------      -------
   Total contractual commitments. $10,793       $16,740            $4,296           $2,102      $33,931
                                  =======       =======            ======           ======      =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2003 and 2002:

                                 2003                       2002
                      -------------------------- ---------------------------
                                  Fair Value                  Fair Value
                               -----------------          ------------------
                      Notional                   Notional
                       Amount  Asset Liabilities  Amount  Assets Liabilities
                      -------- ----- ----------- -------- ------ -----------
                                      (Dollars in millions)
   BY TYPE OF HEDGE
   Fair value........ $ 3,678  $ 27     $291     $   418   $ --     $ 64
   Cash flow.........  12,968    54      422       3,445     69       72
   Foreign Operations     527    --       10          --     --       --
   Non qualifying....  16,758   170      142      19,192    239      183
                      -------  ----     ----     -------   ----     ----
      Total.......... $33,931  $251     $865     $23,055   $308     $319
                      =======  ====     ====     =======   ====     ====

   The company recognizes net investment expense of $61 million and $4 million and net investment income of $8 million, from the periodic settlement of interest rate caps and interest rate, foreign currency and credit default swaps that qualify as accounting hedges under SFAS No. 133, as amended, for the years ended December 31, 2003, 2002 and 2001, respectively.

   During the years ended December 31, 2003 and 2002, the Company recognized $184 million and $30 million, respectively, in net investment losses related to qualifying fair value hedges. Accordingly, $158 million and $34 million of net unrealized gains on fair value hedged investments were recognized in net investment losses during the years ended December 31, 2003 and 2002, respectively. There were no discontinued fair value hedges during the years ended December 31, 2003 or 2002. There were no derivatives designated as fair value hedges during the year ended December 31, 2001.

   For the years ended December 31, 2003 and 2002, the net amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $379 million and $24 million, respectively. For the years ended December 31, 2003 and 2002, the market value of cash flow hedges decreased by $418 million and $145 million, respectively. During the years ended December 31, 2003 and 2002, the Company recognized other

             Metropolitan Life Insurance Company and Subsidiaries comprehensive net losses of $349 million and $142 million, respectively, relating to the effective portion of cash flow hedges. During the year ended December 31, 2003, other comprehensive expense of $2 million was reclassified to net investment income. During the year ended December 31, 2002, other comprehensive losses of $57 million were reclassified to net investment losses. During the year ended December 31, 2003, insignificant amounts were recognized in net investment losses related to discontinued cash flow hedges. During the year ended December 31, 2002 and 2001 no cash flow hedges were discontinued. For the years ended December 31, 2003, 2002 and 2001, $8 million, $10 million and $19 million of other comprehensive income was reclassified to net investment income, respectively, related to the SFAS 133 transition adjustment.

   Approximately $2 million of net investment expense and $17 million of net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment loss, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2003, 2002 and 2001, the Company recognized as net investment gains, the settlement payments on derivative instruments of $84 million, $32 million and $24 million, respectively, and net investment losses from changes in fair value of $206 million and $172 million and net investment gains of $100 million, respectively, related to derivatives not qualifying as accounting hedges.

   The Company uses forward exchange contracts that provide an economic hedge on portions of its net investments in foreign operations against adverse movements in foreign currency exchange rates. For the year ended December 31, 2003, the Company experienced net unrealized foreign currency losses of $10 million related to hedges of its net investments in foreign operations. These unrealized losses were recorded as components of accumulated other comprehensive income.

             Metropolitan Life Insurance Company and Subsidiaries

4.  Insurance

Deferred Policy Acquisition Costs

   Information regarding VOBA and DAC for the years ended December 31, 2003, 2002 and 2001 is as follows:

                                                        Deferred
                                              Value of   Policy
                                              Business Acquisition
                                              Acquired    Costs     Total
                                              -------- ----------- -------
                                                  (Dollars in millions)
     Balance at December 31, 2000............  $1,674    $ 8,823   $10,497
     Capitalizations.........................      --      2,018     2,018
                                               ------    -------   -------
            Total............................   1,674     10,841    12,515
     Amortization allocated to:
        Net investment gains (losses)........     (15)        36        21
        Unrealized investment gains (losses).      16        112       128
        Other expenses.......................     178      1,256     1,434
                                               ------    -------   -------
            Total amortization...............     179      1,404     1,583
     Dispositions and other..................       7       (468)     (461)
                                               ------    -------   -------
     Balance at December 31, 2001............   1,502      8,969    10,471
     Capitalizations.........................      --      2,227     2,227
                                               ------    -------   -------
            Total............................   1,502     11,196    12,698
     Amortization allocated to:
        Net investment gains (losses)........      16         (5)       11
        Unrealized investment gains (losses).      31        173       204
        Other expenses.......................     121      1,380     1,501
                                               ------    -------   -------
            Total amortization...............     168      1,548     1,716
     Dispositions and other..................    (463)      (853)   (1,316)
                                               ------    -------   -------
     Balance at December 31, 2002............     871      8,795     9,666
     Capitalizations.........................      --      1,982     1,982
     Acquisitions............................      --        218       218
                                               ------    -------   -------
            Total............................     871     10,995    11,866
     Amortization allocated to:                                         --
        Net investment gains (losses)........      (5)       (21)      (26)
        Unrealized investment gains (losses).      (9)       138       129
        Other expenses.......................      49      1,332     1,381
                                               ------    -------   -------
            Total amortization...............      35      1,449     1,484
     Dispositions and other..................      --       (150)     (150)
                                               ------    -------   -------
     Balance at December 31, 2003............  $  836    $ 9,396   $10,232
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $71 million in 2004, $69 million in 2005, $63 million in 2006, $59 million in 2007 and $56 million in 2008.

   Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would

             Metropolitan Life Insurance Company and Subsidiaries have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and DAC. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 9%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

Separate Accounts

   Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $47,198 million and $38,702 million at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $16,463 million and $15,210 million at December 31, 2003 and 2002, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $451 million, $461 million and $559 million for the years ended December 31,

             Metropolitan Life Insurance Company and Subsidiaries

2003, 2002 and 2001, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close-out contracts. The average interest rates credited on these contracts were 4.5% and 4.8% at December 31, 2003 and 2002, respectively. The assets that support these liabilities were comprised of $13,504 million and $12,979 million in fixed maturities at December 31, 2003 and 2002, respectively.

5.  Reinsurance

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. Risks in excess of $25 million on single life policies and $30 million on survivorship policies are 100% coinsured. In addition, in 1998, the Company reinsured substantially all of the mortality risk on its universal life policies issued since 1983. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses, among others.

   See Note 12 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             Years Ended December 31,
                                                            -------------------------
                                                              2003     2002     2001
                                                            -------  -------  -------
                                                              (Dollars in millions)
Direct premiums............................................ $16,843  $17,859  $16,257
Reinsurance assumed........................................   3,568    2,948    2,786
Reinsurance ceded..........................................  (2,260)  (2,346)  (2,020)
                                                            -------  -------  -------
Net premiums............................................... $18,151  $18,461  $17,023
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 2,175  $ 2,478  $ 2,069
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,692 million and $3,833 million at December 31, 2003 and 2002, respectively, including $1,341 million and $1,348 million, respectively,

             Metropolitan Life Insurance Company and Subsidiaries relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $102 million and $74 million at December 31, 2003 and 2002, respectively.

   Included in premiums and other receivables are reinsurance recoverables due from Exeter Reassurance Company, Limited, a related party, of $507 million and $502 million at December 31, 2003 and 2002, respectively.

   Included in future policy benefits, other policyholder funds, and policyholder account balances are reinsurance liabilities assumed from MIAC, Cova Corporation, MetLife Investor's Group, Inc. and MetLife International Holdings, Inc., related parties, of $790 million, $1,807 million, and $190 million and $772 million, $1,694 million, and $136 million, respectively, at December 31, 2003 and 2002.

   The following table provides an analysis of the activity in the liability for benefits relating to property and casualty group accident and non-medical health policies and contracts (See Note 17):

                                             Years Ended December 31,
                                            -------------------------
                                              2003     2002     2001
                                            -------  -------  -------
                                              (Dollars in millions)
          Balance at January 1............. $ 4,821  $ 4,597  $ 4,226
             Reinsurance recoverables......    (496)    (457)    (410)
                                            -------  -------  -------
          Net balance at January 1.........   4,325    4,140    3,816
                                            -------  -------  -------
          Incurred related to:
             Current year..................   3,816    4,219    4,182
             Prior years...................      28      (81)     (84)
                                            -------  -------  -------
                                              3,844    4,138    4,098
                                            -------  -------  -------
          Paid related to:
             Current year..................  (2,153)  (2,559)  (2,538)
             Prior years...................  (1,290)  (1,332)  (1,236)
                                            -------  -------  -------
                                             (3,443)  (3,891)  (3,774)
                                            -------  -------  -------
          Dispositions.....................  (1,450)     (62)      --
          Net Balance at December 31.......   3,276    4,325    4,140
             Add: Reinsurance recoverables.     284      496      457
                                            -------  -------  -------
          Balance at December 31........... $ 3,560  $ 4,821  $ 4,597
                                            =======  =======  =======

6.  Closed Block

   On April 7, 2000 ("the date of demutualization"), Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

             Metropolitan Life Insurance Company and Subsidiaries

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

             Metropolitan Life Insurance Company and Subsidiaries

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                             December 31,
                                                                           --------------------
                                                                             2003       2002
                                                                            -------    -------
                                                                           (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits.................................................... $41,928    $41,207
Other policyholder funds..................................................     260        279
Policyholder dividends payable............................................     682        719
Policyholder dividend obligation..........................................   2,130      1,882
Payables under securities loaned transactions.............................   6,418      4,851
Other liabilities.........................................................     180        433
                                                                            -------    -------
       Total closed block liabilities.....................................  51,598     49,371
                                                                            -------    -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value
     (amortized cost: $30,381 and $28,339, respectively)..................  32,348     29,981
   Equity securities, at fair value (cost: $217 and $236, respectively)...     250        218
   Mortgage loans on real estate..........................................   7,431      7,032
   Policy loans...........................................................   4,036      3,988
   Short-term investments.................................................     123         24
   Other invested assets..................................................     108        604
                                                                            -------    -------
       Total investments..................................................  44,296     41,847
Cash and cash equivalents.................................................     531        435
Accrued investment income.................................................     527        540
Deferred income taxes.....................................................   1,043      1,151
Premiums and other receivables............................................     164        130
                                                                            -------    -------
       Total assets designated to the closed block........................  46,561     44,103
                                                                            -------    -------
Excess of closed block liabilities over assets designated to to the closed
  block...................................................................   5,037      5,268
                                                                            -------    -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred
     income tax of $730 and $577, respectively............................   1,270      1,047
   Unrealized derivative gains (losses), net of deferred income
     tax (benefit) expense of $(28) and $7, respectively..................     (48)        13
   Allocated to policyholder dividend obligation, net of
     deferred income tax benefit of ($778) and ($668), respectively.......  (1,352)    (1,214)
                                                                            -------    -------
                                                                              (130)      (154)
                                                                            -------    -------
Maximum future earnings to be recognized from closed
  block assets and liabilities............................................ $ 4,907    $ 5,114
                                                                            =======    =======

             Metropolitan Life Insurance Company and Subsidiaries

   Information regarding the policyholder dividend obligation is as follows:

                                                                Years Ended December 31,
                                                                ---------------------
                                                                 2003      2002    2001
                                                                ------    ------  -----
                                                                (Dollars in millions)
Balance at beginning of year................................... $1,882    $  708  $ 385
Impact on net income before amounts allocated from policyholder
  dividend obligation..........................................    144       157    159
Net investment gains (losses)..................................   (144)     (157)  (159)
Change in unrealized investment and derivative gains...........    248     1,174    323
                                                                ------    ------  -----
Balance at end of year......................................... $2,130    $1,882  $ 708
                                                                ======    ======  =====

   Closed block revenues and expenses were as follows:

                                                                         Years Ended December 31,
                                                                         -----------------------
                                                                          2003    2002    2001
                                                                         ------  ------  ------
                                                                         (Dollars in millions)
REVENUES
Premiums................................................................ $3,365  $3,551  $3,658
Net investment income and other revenues................................  2,554   2,568   2,547
Net investment gains (losses) (net of amounts allocated from the policyholder dividend obligation of ($144), ($157) and ($159),
  respectively).........................................................     16     168     (12)
                                                                         ------  ------  ------
   Total revenues.......................................................  5,935   6,287   6,193
                                                                         ------  ------  ------
EXPENSES
Policyholder benefits and claims........................................  3,660   3,770   3,862
Policyholder dividends..................................................  1,509   1,573   1,544
Change in policyholder dividend obligation (excludes amounts directly related to net investment gains (losses) of ($144), ($157) and ($159),
  respectively).........................................................    144     157     159
Other expenses..........................................................    297     310     352
                                                                         ------  ------  ------
   Total expenses.......................................................  5,610   5,810   5,917
                                                                         ------  ------  ------
Revenues net of expenses before income taxes............................    325     477     276
Income taxes............................................................    118     173      97
                                                                         ------  ------  ------
Revenues net of expenses and income taxes............................... $  207  $  304  $  179
                                                                         ======  ======  ======

   The change in maximum future earnings of the closed block is as follows:

                                             Years Ended December 31,
                                             ----------------------
                                              2003     2002    2001
                                             ------   ------  ------
                                              (Dollars in millions)
            Balance at end of year.......... $4,907   $5,114  $5,333
            Less:
               Reallocation of assets.......     --       85      --
               Balance at beginning of year.  5,114    5,333   5,512
                                             ------   ------  ------
            Change during year.............. $ (207)  $ (304) $ (179)
                                             ======   ======  ======

             Metropolitan Life Insurance Company and Subsidiaries

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The table below provides a summary of the notional amount and fair value of derivatives by hedge accounting classification at:

                          December 31, 2003           December 31, 2002
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    By Type of Hedge
    Fair value......   $  6    $--       $ 1       $ --    $--       $--
    Cash flow.......    473     --        80        128      2        11
    Non qualifying..     90     --        12        258     32         2
                       ----    ---       ---       ----    ---       ---
       Total........   $569    $--       $93       $386    $34       $13
                       ====    ===       ===       ====    ===       ===

   During the years ended December 31, 2003, 2002 and 2001, the closed block recognized net investment expenses of $2 million and net investment income of $1 million and $1 million, respectively, from the periodic settlement of interest rate caps and interest rate, foreign currency and credit default swaps that qualify as accounting hedges under SFAS 133, as amended.

   During the year ended December 31, 2003, the closed block recognized $1 million in net investment losses related to qualifying fair value hedges. Accordingly, $1 million of unrealized gains on fair value hedged investments was recognized in net investment losses during the year ended December 31, 2003. There were no fair value hedges during the years ended December 31, 2002 and 2001. There were no discontinued fair value hedges during the years ended December 31, 2003, 2002 and 2001.

   For the years ended December 31, 2003 and 2002, the net amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $76 million and gains of $20 million, respectively. For the years ended December 31, 2003 and 2002, the market value of cash flow hedges decreased by $106 million and increased $4 million, respectively. During the years ended December 31, 2003 and 2002, the closed block recognized other comprehensive net losses of $93 million and other comprehensive net gains of $4 million, respectively, relating to the effective portion of cash flow hedges. During the years ended December 31, 2003, 2002 and 2001, no cash flow hedges were discontinued. For the years ended December 31, 2003 and 2002, $3 million and $4 million of other comprehensive income was reclassified to net investment income, respectively, related to the SFAS 133 transition adjustment. Amounts reclassified for transition adjustment for the year ended December 31, 2001 were insignificant.

   Approximately $5 million of net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment losses as the derivatives and underlying investments mature or expire according to their original terms.

             Metropolitan Life Insurance Company and Subsidiaries

   For the years ended December 31, 2003, 2002 and 2001, scheduled periodic settlement payments on derivative instruments recognized as net investment gains and losses were immaterial. Net investment losses from changes in fair value of $18 million and $11 million and gains of $5 million related to derivatives not qualifying as accounting hedges were recognized for the years ended December 31, 2003, 2002 and 2001, respectively.

7.  Debt

   Debt consisted of the following:

                                                                                  December 31,
                                                                                  ---------------------
                                                                                   2003       2002
                                                                                    ------     ------
                                                                                  (Dollars in millions)
Surplus notes, interest rates ranging from 7.00% to 7.88%, maturity dates ranging
  from 2005 to 2025.............................................................. $  940     $1,632
Capital notes payable to the Holding Company, interest rate of 7.13%, maturity
  dates ranging from 2032 to 2033................................................    500        500
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    299        298
Fixed rate notes, interest rates ranging from 1.69% to 12.00%, maturity dates
  ranging from 2005 to 2009......................................................    103         33
Capital lease obligations........................................................     74         21
Other notes with varying interest rates..........................................    139        140
                                                                                    ------     ------
Total long-term debt.............................................................  2,055      2,624
Total short-term debt............................................................  3,536        912
                                                                                    ------     ------
   Total......................................................................... $5,591     $3,536
                                                                                    ======     ======

   The Company maintains committed and unsecured credit facilities aggregating $2,478 million ($1,000 million expiring in 2004, $1,303 million expiring in 2005 and $175 million expiring in 2006). If these facilities were drawn upon, they would bear interest at rates stated in the agreements. The facilities are primarily used for general corporate purposes and as back-up lines of credit for the borrowers' commercial paper program. At December 31, 2003, the Company had drawn approximately $49 million under the facilities expiring in 2005 at interest rates ranging from 4.08% to 5.48% and approximately another $50 million under the facility expiring in 2006 at an interest rate of 1.69%. In April 2003, the Company replaced an expiring $1 billion five-year credit facility with a $1 billion 364-day credit facility and the Holding Company was added as a borrower. In May 2003, the Company replaced an expiring $140 million three-year credit facility, with a $175 million three-year credit facility which expires in 2006. At December 31, 2003, the Company had approximately $616 million in letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. On November 1, 2003, the Company redeemed the $300 million of 7.45% surplus notes outstanding scheduled to mature on November 1, 2023 at a redemption price of $311 million.

   The aggregate maturities of long-term debt for the Company are $131 million in 2004, $309 million in 2005, $160 million in 2006, $14 million in 2007, $24 million in 2008 and $1,417 million thereafter.

             Metropolitan Life Insurance Company and Subsidiaries

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.1% and a weighted average maturity of 33 days at December 31, 2003. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.4% and a weighted average maturity of 63 days at December 31, 2002. The Company also has other collateralized borrowings with a weighted average coupon rate of 5.07% and a weighted average maturity of 30 days at December 31, 2003. Such securities had a weighted average coupon rate of 5.83% and a weighted average maturity of 34 days at December 31, 2002.

   Interest expense related to the Company's indebtedness included in other expenses was $265 million, $208 million and $313 million for the years ended December 31, 2003, 2002 and 2001, respectively.

8. Shares Subject to Mandatory Redemption and Company-Obligated Mandatorily Redeemable
   Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million, at both December 31, 2003 and 2002. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2003, 2002 and 2001.

   RGA Capital Trust I. In December 2001, a majority-owned subsidiary of the Company, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2003 and 2002.

9.  September 11, 2001 Tragedies

   On September 11, 2001, terrorist attacks occurred in New York, Washington, D.C. and Pennsylvania (the "tragedies") triggering a significant loss of life and property, which had an adverse impact on certain of the Company's businesses. The Company's original estimate of the total insurance losses related to the tragedies, which was recorded in the third quarter of 2001, was $208 million, net of income taxes of $117 million. As of December 31, 2003 and 2002, the Company's remaining liability for unpaid and future claims associated with the tragedies was $9 million and $47 million, respectively, principally related to disability coverages. This estimate has been and will continue to be subject to revision in subsequent periods, as claims are received from insureds and processed. Any revision to the estimate of losses in subsequent periods will affect net income in such periods.

             Metropolitan Life Insurance Company and Subsidiaries

10.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The impact of these actions on a segment basis were charges of $399 million in Institutional, $97 million in Individual and $3 million in Auto & Home. The liability at December 31, 2003 and 2002 was $27 million and $40 million, in the Institutional segment and $9 million and $14 million, in the Individual segment, respectively. The remaining liability is due to certain contractual obligations. The remaining liability in the Individual segment as of December 31, 2002 does not include $4 million, related to MetLife Investors Group, Inc., a subsidiary sold to the Holding Company in December 2002. There was no liability remaining for Metlife Investors Group, Inc., as of December 31, 2003.

11.  Income Taxes

   The provision for income taxes for continuing operations was as follows:

                                                Years Ended
                                               December 31,
                                             --------------------
                                             2003    2002   2001
                                             ----   -----   ----
                                             (Dollars in millions)
                  Current:
                     Federal................ $357   $ 826   $(83)
                     State and local........   19     (18)    (4)
                     Foreign................    2      (5)    15
                                              ----  -----   ----
                                              378     803    (72)
                                              ----  -----   ----
                  Deferred:
                     Federal................  283    (322)   813
                     State and local........   27      17     32
                     Foreign................   --      12      1
                                              ----  -----   ----
                                              310    (293)   846
                                              ----  -----   ----
                  Provision for income taxes $688   $ 510   $774
                                              ====  =====   ====

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                           Years Ended
                                                           December 31,
                                                        --------------------
                                                         2003   2002   2001
                                                        -----   ----   ----
                                                        (Dollars in millions)
     Tax provision at U.S. statutory rate.............. $ 845   $578   $754
     Tax effect of:
        Tax exempt investment income...................  (101)   (86)   (82)
        State and local income taxes...................    42     18     29
        Foreign operations net of foreign income taxes.   (17)     4      4
        Prior year taxes...............................   (25)    (8)    36
        Sales of businesses............................    --     --      5
        Other, net.....................................   (56)     4     28
                                                        -----   ----   ----
     Provision for income taxes........................ $ 688   $510   $774
                                                        =====   ====   ====

             Metropolitan Life Insurance Company and Subsidiaries

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                        December 31,
                                                      --------------------
                                                        2003       2002
                                                       -------    -------
                                                      (Dollars in millions)
         Deferred income tax assets:
            Policyholder liabilities and receivables. $ 2,597    $ 3,020
            Net operating losses.....................     245        187
            Litigation related.......................      72         95
            Other....................................     179        286
                                                       -------    -------
                                                        3,093      3,588
            Less: Valuation allowance................      16         14
                                                       -------    -------
                                                        3,077      3,574
                                                       -------    -------
         Deferred income tax liabilities:
            Investments..............................   1,352      1,597
            Deferred policy acquisition costs........   2,815      2,699
            Employee benefits........................     151         65
            Net unrealized investment gains..........   1,397      1,124
            Other....................................      60         36
                                                       -------    -------
                                                        5,775      5,521
                                                       -------    -------
         Net deferred income tax liability........... $(2,698)   $(1,947)
                                                       =======    =======

   Domestic net operating loss carryforwards amount to $650 million at December 31, 2003 and will expire beginning in 2013. Foreign net operating loss carryforwards amount to $55 million at December 31, 2003 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. The 2003 tax provision also includes an adjustment revising the estimate of income taxes for 2002.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998 and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on its consolidated financial statements.

12.  Commitments, Contingencies and Guarantees

Litigation

  Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

             Metropolitan Life Insurance Company and Subsidiaries

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, MIAC or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2003, there are approximately 366 sales practices lawsuits pending against Metropolitan Life, approximately 40 sales practices lawsuits pending against New England Mutual and approximately 25 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Asbestos-Related Claims

   Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits have principally been based upon allegations relating to certain research, publication and

             Metropolitan Life Insurance Company and Subsidiaries other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and have alleged that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In 2002 and 2003, trial courts in California, Utah and Georgia granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                          At or for the Years Ended
                                                                December 31,
                                                          -------------------------
                                                            2003     2002    2001
                                                          -------- -------- -------
                                                            (Dollars in millions)
Asbestos personal injury claims at year end (approximate)  111,700  106,500  89,000
Number of new claims during the year (approximate).......   60,300   66,000  59,500
Settlement payments during the year (1).................. $   84.2 $   95.1 $  90.7

--------
(1)Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may result in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking

             Metropolitan Life Insurance Company and Subsidiaries additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. In addition, publicity regarding legislative reform efforts may result in an increase in the number of claims.

   Metropolitan Life will continue to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   During the fourth quarter of 2002, Metropolitan Life analyzed its claims experience and reviewed external publications and numerous variables to identify trends and assessed their impact on its recorded asbestos liability. Certain publications suggested a trend towards more asbestos-related claims and a greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers. Plaintiffs' lawyers continue to advertise heavily with respect to asbestos litigation. Bankruptcies and reorganizations of other defendants in asbestos litigation may increase the pressures on remaining defendants, including Metropolitan Life. Through the first nine months of 2002, the number of new claims received by Metropolitan Life was lower than those received during the comparable 2001 period. However, the number of new claims received by Metropolitan Life during the fourth quarter of 2002 was significantly higher than those received in the prior year quarter, resulting in more new claims being received by Metropolitan Life in 2002 than in 2001. Factors considered also included expected trends in filing cases, the dates of initial exposure of plaintiffs to asbestos, the likely percentage of total asbestos claims which included Metropolitan Life as a defendant and experience in claims settlement negotiations.

   Metropolitan Life also considered views derived from actuarial calculations it made in the fourth quarter of 2002. These calculations were made using, among other things, then current information regarding Metropolitan Life's claims and settlement experience, information available in public reports, as well as a study regarding the possible future incidence of mesothelioma. Based on all of the above information, including greater than expected claims experience in 2000, 2001 and 2002, Metropolitan Life expected to receive more claims in the future than it had previously expected. Previously, Metropolitan Life's liability reflected that the increase in asbestos-related claims was a result of an acceleration in the reporting of such claims; the liability now reflects that such an increase is also the result of an increase in the total number of asbestos-related claims expected to be received by Metropolitan Life. Accordingly, Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) is within the coverage of the excess insurance policies discussed below. The aforementioned analysis was updated through December 31, 2003.

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's

             Metropolitan Life Insurance Company and Subsidiaries operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim was made under the excess insurance policies in 2003 for the amounts paid with respect to asbestos litigation in excess of the retention. Based on performance of the reference fund, at December 31, 2002, the loss reimbursements to Metropolitan Life in 2003 and the recoverable with respect to later periods was $42 million less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. The foregone loss reimbursements were estimated to be $9 million with respect to 2002 claims and estimated to be $42 million in the aggregate.

   The $402 million increase in the recorded liability for asbestos claims less the foregone loss reimbursement adjustment of $42 million ($27 million, net of income tax) resulted in an increase in the recoverable of $360 million. At December 31, 2002, a portion ($136 million) of the $360 million recoverable was recognized in income while the remainder ($224 million) was recorded as a deferred gain which is expected to be recognized in income in the future over the estimated settlement period of the excess insurance policies. The $402 million increase in the recorded liability, less the portion of the recoverable recognized in income, resulted in a net expense of $266 million ($169 million, net of income tax). The $360 million recoverable may change depending on the future performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

   As a result of the excess insurance policies, $1,237 million is recorded as a recoverable at December 31, 2002 ($224 million of which is recorded as a deferred gain as mentioned above); the amount includes recoveries for amounts paid in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies.

   In 2003, Metropolitan Life also has been named as a defendant in a small number of silicosis, welding and mixed dust cases. The cases are pending in Mississippi, Texas, Ohio, Pennsylvania, West Virginia, Louisiana, Kentucky, Georgia, Alabama, Illinois and Arkansas. The Company intends to defend itself vigorously against these cases.

  Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended (the "plan") and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance (the "Superintendent") and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the New York state court in New York County were consolidated within the commercial part. In addition, there remained a separate purported class action in New York state court in New York County. On February 21, 2003, the defendants' motions to dismiss both the consolidated action and separate action were granted; leave to replead as a proceeding under Article 78 of New York's Civil Practice Law and Rules has been granted in the separate action. Plaintiffs in the consolidated action and separate action

             Metropolitan Life Insurance Company and Subsidiaries have filed notices of appeal. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied in 2001. On February 4, 2003, plaintiffs filed a consolidated amended complaint adding a fraud claim under the Securities Exchange Act of 1934. Metropolitan Life has served a motion to dismiss the consolidated amended complaint and a motion for summary judgment in this action. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   In July 2002, a lawsuit was filed in the United States District Court for the Eastern District of Texas on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. After the defendants' motion to transfer the lawsuit to the Western District of Pennsylvania was granted, plaintiffs filed an amended complaint alleging that the treatment of the cost of the sales practices settlement in connection with the demutualization of Metropolitan Life breached the terms of the settlement. Plaintiffs sought compensatory and punitive damages, as well as attorneys' fees and costs. In October 2003, the court granted defendants' motion to dismiss the action. Plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit. In January 2004, the appeal was dismissed.

  Race-Conscious Underwriting Claims

   Insurance departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its affiliates. The New York Insurance Department has concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. On April 28, 2003, the United States District Court approved a class-action settlement of the consolidated actions. Several persons filed notices of appeal from the order approving the settlement, but subsequently the appeals were dismissed. Metropolitan Life also has entered into settlement agreements to resolve the regulatory examination. Metropolitan Life recorded a charge in the fourth quarter of 2001 in connection with the anticipated resolution of these matters. The Company believes the remaining portion of the previously recorded charge is adequate to cover the costs associated with the resolution of these matters.

             Metropolitan Life Insurance Company and Subsidiaries

   Sixteen lawsuits involving approximately 130 plaintiffs have been filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life is contesting vigorously plaintiffs' claims in these actions.

  Other

   In 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs were seeking unspecified compensatory damages, punitive damages, a declaration that the alleged practices were discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Plaintiffs filed a motion for class certification. Opposition papers were filed by Metropolitan Life. In August 2003, the court granted preliminary approval to a settlement of the lawsuit. At the fairness hearing held on November 6, 2003, the court approved the settlement of the lawsuit. Implementation of the settlement has commenced in 2004.

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit was filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company ("Clarica") regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleged that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. The parties settled the matter in January 2004. The settlement will have no material impact on the Company's consolidated financial results in 2004.

   A reinsurer of universal life policy liabilities of Metropolitan Life and certain of its affiliates commenced an arbitration proceeding and sought rescission, claiming that, during underwriting, material misrepresentations or omissions were made to the reinsurer. The reinsurer also sent a notice purporting to increase reinsurance premium rates. In December 2003, the arbitration panel denied the reinsurer's attempt to rescind the contract and granted the reinsurer's request to raise rates. As a result of the panel's rulings, liabilities ceded to the reinsurer were recaptured effective May 5, 2003. The recapture had no material impact on the Company's consolidated financial results in 2003.

   As previously reported, the SEC is conducting a formal investigation of New England Securities Corporation ("NES"), an indirect subsidiary of New England Life Insurance Company, in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES is cooperating fully with the SEC.

             Metropolitan Life Insurance Company and Subsidiaries

   Prior to filing MetLife's June 30, 2003 Form 10-Q, MetLife announced a $31 million after-tax charge resulting from certain improperly deferred expenses at an affiliate, New England Financial. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC is pursuing a formal investigation of the matter and MetLife is fully cooperating with the investigation.

   The American Dental Association and two individual providers have sued MetLife, Mutual of Omaha and Cigna in a purported class action lawsuit brought in a Florida federal district court. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. MetLife is vigorously defending the case and a motion to dismiss has been filed.

   A purported class action in which a policyholder seeks to represent a class of owners of participating life insurance policies is pending in state court in New York. Plaintiff asserts that Metropolitan Life breached her policy in the manner in which it allocated investment income across lines of business during a period ending with the 2000 demutualization. In August 2003, an appellate court affirmed the dismissal of fraud claims in this action. MetLife is vigorously defending the case.

   Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. State Street Research Investment Services, one of the Company's indirect broker/dealer subsidiaries, has entered into a settlement with the National Association of Securities Dealers ("NASD") resolving all outstanding issues relating to its investigation. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. The Company is in the process of responding and is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

             Metropolitan Life Insurance Company and Subsidiaries

Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      Gross
                                                     Rental Sublease  Rental
                                                     Income  Income  Payments
                                                     ------ -------- --------
                                                      (Dollars in millions)
  2004.............................................. $  399   $16      $194
  2005.............................................. $  366   $15      $178
  2006.............................................. $  336   $14      $158
  2007.............................................. $  293   $12      $137
  2008.............................................. $  232   $10      $108
  Thereafter........................................ $1,402   $13      $698

Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,378 million and $1,667 million at December 31, 2003 and 2002, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

Guarantees

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

             Metropolitan Life Insurance Company and Subsidiaries

   The Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits become worthless, is $479 million at December 31, 2003. The credit default swaps expire at various times during the next four years.

13.  Employee Benefit Plans

Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees and sales representatives of the Company. Retirement benefits are based upon years of credited service and final average or career average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

             Metropolitan Life Insurance Company and Subsidiaries

   The Company uses a December 31 measurement date for all of its pension and postretirement benefit plans.

Obligations, Funded Status and Net Periodic Benefit Costs

                                                                  December 31,
                                                        -------------------------------
                                                        Pension Benefits  Other Benefits
                                                        --------------   ---------------
                                                         2003     2002     2003    2002
                                                        ------   ------  -------  ------
                                                             (Dollars in millions)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...... $4,747   $4,426  $ 1,878  $1,669
   Service cost........................................    122      104       38      36
   Interest cost.......................................    311      307      122     123
   Acquisitions and divestitures.......................     (1)    (110)      --      --
   Actuarial losses....................................    352      307      167     342
   Curtailments and terminations.......................     (7)      (3)      (4)     (2)
   Change in benefits..................................     (1)      --       (1)   (168)
   Transfers in (out) of controlled group..............   (181)      --      (77)     --
   Benefits paid.......................................   (287)    (284)    (122)   (122)
                                                        ------   ------  -------  ------
Projected benefit obligation at end of year............  5,055    4,747    2,001   1,878
                                                        ------   ------  -------  ------
Change in plan assets:
Contract value of plan assets at beginning of year.....  4,008    4,161      965   1,169
   Actual return on plan assets........................    632     (185)     112     (92)
   Acquisitions and divestitures.......................     (1)    (110)      --      --
   Employer and participant contributions..............    340      426       46      10
   Transfers in (out) of controlled group..............   (186)      --       (2)     --
   Benefits paid.......................................   (287)    (284)    (122)   (122)
                                                        ------   ------  -------  ------
Contract value of plan assets at end of year...........  4,506    4,008      999     965
                                                        ------   ------  -------  ------
Under funded...........................................   (549)    (739)  (1,002)   (913)
Unrecognized net asset at transition...................      1       --       --      --
Unrecognized net actuarial losses......................  1,438    1,507      352     262
Unrecognized prior service cost........................     82      101     (175)   (208)
                                                        ------   ------  -------  ------
Prepaid (accrued) benefit cost......................... $  972   $  869  $  (825) $ (859)
                                                        ======   ======  =======  ======
Qualified plan prepaid pension cost.................... $1,296   $1,164
Non-qualified plan accrued pension cost................   (468)    (351)
Unamortized prior service cost.........................     14       --
Accumulated other comprehensive loss...................    130       56
                                                        ------   ------
Prepaid benefit cost................................... $  972   $  869
                                                        ======   ======

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                     Qualified Plan   Non-Qualified Plan       Total
                                    ----------------  -----------------  ----------------
                                      2003     2002    2003      2002      2003     2002
                                    -------  -------   -----     -----   -------  -------
                                                  (Dollars in millions)
Aggregate projected benefit
  obligation....................... $(4,526) $(4,273) $(529)    $(474)   $(5,055) $(4,747)
Aggregate contract value of plan
  assets (principally Company
  contracts).......................   4,506    4,008     --        --      4,506    4,008
                                    -------  -------   -----     -----   -------  -------
Under funded....................... $   (20) $  (265) $(529)    $(474)   $  (549) $  (739)
                                    =======  =======   =====     =====   =======  =======

             Metropolitan Life Insurance Company and Subsidiaries

   The accumulated benefit obligation for all defined benefit pension plans was $4,869 million and $4,224 million at December 31, 2003 and 2002, respectively.

   Information for pension plans with an accumulated benefit obligation in excess of plan assets:

                                                   December 31,
                                                   ------------------
                                                   2003         2002
                                                   ----         ----
                                                   (Dollars in millions)
                    Projected benefit obligation.. $546         $489
                    Accumulated benefit obligation $468         $357
                    Fair value of plan assets..... $ 12         $  9

   Information for pension and postretirement plans with a projected benefit obligation in excess of plan assets:

                                                December 31,
                                         ------------------------------------
                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                          2003     2002        2003      2002
                                          ------    ------     ------   ------
                                                  (Dollars in millions)
            Projected benefit obligation $5,046   $4,739      $2,001    $1,878
            Fair value of plan assets... $4,486   $3,991      $1,003    $  965

   The components of net periodic benefit cost were as follows:

                                                 Pension Benefits     Other Benefits
                                               -------------------  -----------------
                                                2003   2002   2001  2003  2002   2001
                                               -----  -----  -----  ----  ----  -----
                                                        (Dollars in millions)
Service cost.................................. $ 122  $ 104  $ 104  $ 38  $ 36  $  34
Interest cost.................................   311    307    308   122   123    115
Expected return on plan assets................  (331)  (354)  (402)  (71)  (93)  (108)
Amortization of prior actuarial losses (gains)   102     33     (2)  (12)   (9)   (27)
Curtailment cost..............................    10     11     21     3     4      6
                                               -----  -----  -----  ----  ----  -----
Net periodic benefit cost..................... $ 214  $ 101  $  29  $ 80  $ 61  $  20
                                               =====  =====  =====  ====  ====  =====

Assumptions

   Assumptions used in determining benefit obligations were as follows:

                                                 December 31,
                                     ------------------------------------
                                     Pension Benefits    Other Benefits
                                     ---------------  --------------------
                                       2003     2002    2003       2002
                                     ---------  ----- --------- ----------
       Discount rate................ 6.1%-6.5%  6.75% 6.1%-6.5% 6.5%-6.75%
       Rate of compensation increase   4%-8%    4%-8%    N/A       N/A

   Assumptions used in determining net periodic benefit cost were as follows:

                                                  December 31,
                                    ----------------------------------------
                                     Pension Benefits     Other Benefits
                                    ------------------ ---------------------
                                       2003     2002      2003       2002
                                    ---------- ------- ---------- ----------
    Discount rate.................. 6.5%-6.75% 6%-7.4% 6.5%-6.75% 6.5%-7.40%
    Expected rate of return on plan
      assets.......................  8%-8.75%   8%-9%  3.79%-8.5%  5.2%-9 %
    Rate of compensation increase..   4%-8 %    4%-8%     N/A        N/A

             Metropolitan Life Insurance Company and Subsidiaries

   The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                              December 31,
                             -----------------------------------------------
                                       2003                       2002
                             ------------------------    ----------------------
Pre-Medicare eligible claims  8.5% down to 5% in 2010     9% down to 5% in 2010
Medicare eligible claims.... 10.5% down to 5% in 2014    11% down to 5% in 2014

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components    $ 10        $  (9)
Effect of accumulated postretirement benefit obligation    $108        $(105)

Plan Assets

   The weighted average allocation of pension plan and other benefit plan assets is as follows:

                                          December 31,
                                       ------------------------------
                                       Pension Benefits Other Benefits
                                       ---------------  -------------
                                       2003     2002    2003    2002
                     Asset Category    ----     ----    ----    ----
                     Equity securities  52%      39%     38%     36%
                     Fixed maturities.  39%      51%     61%     63%
                     Real estate......   9%      10%     --      --
                     Other............  --       --       1%      1%
                                       ---      ---     ---     ---
                        Total......... 100%     100%    100%    100%
                                       ===      ===     ===     ===

   The weighted average target allocation of pension plan and other benefit plan assets for 2004 is as follows:

                                 Pension Benefits Other Benefits
                                 ---------------- --------------
               Asset Category
               Equity securities     35%-60%         25%-40%
               Fixed maturities.     35%-70%         50%-80%
               Real estate......      0%-15%           N/A
               Other............      0%-20%          0%-10%

   Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on the Company's assessment of the impact of economic factors and market conditions.

             Metropolitan Life Insurance Company and Subsidiaries

Cash Flows

   The Company expects to contribute $488 million to its pension plans and $87 million to its other benefit plans during 2004.

   The following benefit payments, which reflect expected future service as appropriate, are expected to be paid:

                             Pension Benefits Other Benefits
                             ---------------- --------------
                                  (Dollars in millions)
                   2004.....      $  326           $115
                   2005.....      $  297           $119
                   2006.....      $  309           $123
                   2007.....      $  313           $128
                   2008.....      $  321           $131
                   2009-2013      $1,771           $711

Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $59 million, $58 million and $60 million for the years ended December 31, 2003, 2002 and 2001, respectively.

14.  Equity

Preferred Stock

   On December 16, 2003, the Holding Company contributed 2,532,600 shares of common stock to the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

   The Preferred Shares are redeemable at the option of the Company at any time, to the extent that any such redemption shall not violate applicable provisions of the laws of the State of Missouri. The Preferred Shares are redeemable at a price equal to the par value per share plus any amount equal to accumulated and unpaid dividends.

Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations.

             Metropolitan Life Insurance Company and Subsidiaries

The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2003, Metropolitan Life paid to MetLife, Inc. $698 million in dividends for which prior insurance regulatory clearance was not required and $750 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2002, Metropolitan Life paid to MetLife, Inc. $535 million in dividends for which prior insurance regulatory clearance was not required and $369 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2001, Metropolitan Life paid to MetLife, Inc. $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. At December 31, 2003, the maximum amount of the dividend, which may be paid to the Holding Company from Metropolitan Life in 2004, without prior regulatory approval, is $798 million.

Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards granted may be in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, as amended, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of MetLife. The aggregate number of shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of MetLife common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable immediately.

   Effective January 1, 2003, MetLife and the Company elected to apply the fair value method of accounting and use the prospective transition method for stock options granted by MetLife subsequent to December 31, 2002. As permitted under SFAS 148, options granted prior to January 1, 2003 will continue to be accounted for under APB 25. MetLife allocated 100% of stock option expense to the Company in each of the years ended December 31, 2003, 2002 and 2001. Had compensation cost for MetLife Stock Incentive Plan and Directors Stock Plan been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS 123, the Company's net income would have been reduced to the following pro-forma amounts:

                                                                     Years Ended December 31,
                                                                     ----------------------
                                                                      2003     2002    2001
                                                                     ------   ------  ------
                                                                      (Dollars in millions)
Net Income.......................................................... $2,001   $1,612  $1,487
Add: Stock-based employee compensation expense included in
  reported net income, net of related tax effects...................     13        1       1
Deduct: Total Stock-based employee compensation determined under
  fair value based method for all awards, net of related tax effects    (42)     (33)    (20)
                                                                     ------   ------  ------
Pro forma net income (1) (2)........................................ $1,972   $1,580  $1,468
                                                                     ======   ======  ======

--------
(1)The pro forma earnings disclosures are not necessarily representative of the effects on net income.
(2)Includes MetLife's ownership share of stock compensation costs related to the RGA incentive stock plan and the stock compensation costs related to the incentive stock plans at SSRM Holdings, Inc. determined in accordance with SFAS 123.

             Metropolitan Life Insurance Company and Subsidiaries

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants for the:

                                        Years Ended December 31,
                                    ---------------------------------
                                       2003        2002       2001
                                    ----------- ----------- ---------
           Dividend yield.......... 0.68%-0.79%    0.68%      0.68%
           Risk-free rate of return 2.71%-4.03% 4.74%-5.52%   5.72%
           Volatility.............. 37.0%-38.7% 25.3%-30.3%  31.60%
           Expected duration.......   6 years     6 years   4-6 years


Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   As of December 31, 2001, New York Statutory Accounting Practices did not provide for deferred income taxes. The Department has adopted a modification to its regulations, effective December 31, 2002, with respect to the admissibility of deferred taxes by New York insurers, subject to certain limitations.

   Statutory net income of Metropolitan Life, as filed with the Department, was $2,169 million, $1,455 million and $2,782 million for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $7,978 million and $6,986 million at December 31, 2003 and 2002, respectively.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the statutory capital and surplus of Metropolitan Life and the Holding Company's other insurance subsidiaries.

             Metropolitan Life Insurance Company and Subsidiaries

Other Comprehensive Income

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                    Years Ended December 31,
                                                                                    ----------------------
                                                                                     2003     2002    2001
                                                                                    -----   -------  ------
                                                                                     (Dollars in millions)
Holding gains on investments arising during the year............................... $ 835   $ 2,936  $1,311
Income tax effect of holding gains.................................................  (344)     (971)   (518)
Reclassification adjustments:
   Recognized holding losses included in current year income.......................   311       307     555
   Amortization of premiums and accretion of discounts associated with
     investments...................................................................  (152)     (440)   (475)
   Recognized holding gains allocated to other policyholder amounts................  (259)     (139)    (33)
   Income tax effect...............................................................    40        85     (18)
Allocation of holding losses on investments relating to other policyholder amounts.  (317)   (2,453)   (158)
Income tax effect of allocation of holding losses to other policyholder amounts....   125       814      61
Unrealized investment gains (losses) of subsidiary at date of sale.................   269        68    (173)
Deferred income taxes on unrealized investment gains (losses) of subsidiary at date
  of sale..........................................................................   (94)      (15)     64
                                                                                    -----   -------  ------
Net unrealized investment gains....................................................   414       192     616
                                                                                    -----   -------  ------
Foreign currency translation adjustments arising during the year...................   174       137     (58)
Foreign currency translation adjustments of subsidiary at date of sale.............    --       (65)     19
                                                                                    -----   -------  ------
Foreign currency translation adjustment............................................   174        72     (39)
                                                                                    -----   -------  ------
Minimum pension liability adjustments arising during the year......................   (81)       --     (18)
Minimum pension liability adjustments of subsidiary at date of sale................    (1)       --      --
                                                                                    -----   -------  ------
Minimum pension liability adjustment...............................................   (82)       --     (18)
                                                                                    -----   -------  ------
Other comprehensive income......................................................... $ 506   $   264  $  559
                                                                                    =====   =======  ======

15.  Other Expenses

   Other expenses were comprised of the following:

                                                                     Years Ended December 31,
                                                                    -------------------------
                                                                      2003     2002     2001
                                                                    -------  -------  -------
                                                                      (Dollars in millions)
Compensation....................................................... $ 2,038  $ 2,423  $ 2,447
Commissions........................................................   1,710    1,938    1,649
Interest and debt issue costs......................................     313      242      312
Amortization of policy acquisition costs (excludes amounts directly related to net investment gains (losses) of $(26), $11 and $21,
  respectively)....................................................   1,381    1,501    1,434
Capitalization of policy acquisition costs.........................  (1,982)  (2,227)  (2,018)
Rent, net of sublease income.......................................     226      289      280
Minority interest..................................................     116       74       57
Other..............................................................   2,034    2,303    2,759
                                                                    -------  -------  -------
   Total other expenses............................................ $ 5,836  $ 6,543  $ 6,920
                                                                    =======  =======  =======

             Metropolitan Life Insurance Company and Subsidiaries

16.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Institutional, Individual, Auto & Home, International, Reinsurance and Asset Management. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Asset Management provides a broad variety of asset management products and services to individuals and institutions.

             Metropolitan Life Insurance Company and Subsidiaries

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of and for the years ended December 31, 2003, 2002 and 2001. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains and losses from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains and losses, net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items (e.g., expenses associated with the resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) to Corporate & Other.

At or for the Year Ended                                    Auto &                              Asset    Corporate
December 31, 2003                  Institutional Individual  Home   International Reinsurance Management  & Other    Total
------------------------           ------------- ---------- ------  ------------- ----------- ---------- --------- --------
                                                                      (Dollars in millions)
Premiums..........................   $  9,093     $  4,242  $2,168     $    6       $ 2,648      $ --     $    (6) $ 18,151
Universal life and investment-type
 product policy fees..............        633        1,287      --          1            --        --          --     1,921
Net investment income.............      4,037        5,592     119         50           431        66          62    10,357
Other revenues....................        592          204      23         14            48       143          38     1,062
Net investment gains (losses).....       (204)        (127)     (4)        (7)           31         9          15      (287)
Policyholder benefits and claims..      9,931        5,020   1,604         16         2,102        --           4    18,677
Interest credited to policyholder
 account balances.................        914        1,280      --          1           184        --          --     2,379
Policyholder dividends............        198        1,697      --          3            --        --          (1)    1,897
Other expenses....................      1,782        2,464     572         24           741       182          71     5,836
Income from continuing operations
 before provision for income
 taxes............................      1,326          737     130         20           131        36          35     2,415
Income from discontinued
 operations, net of income
 taxes............................         30           30      --         --            --        --         240       300
Cumulative effect of change in
 accounting, net of income
 taxes............................        (26)          --      --         --            --        --          --       (26)
Net income........................        849          519     111         13            86        22         401     2,001
Total assets......................    109,492      133,335      --      1,069        12,879       175      24,315   281,265
Deferred policy acquisition
 costs............................        739        7,363      --          6         2,122        --           2    10,232
Goodwill, net.....................         59           42      --         --            99        18          --       218
Separate account assets...........     35,632       28,028      --         --            13        --         (12)   63,661
Policyholder liabilities..........     61,565       88,096      --        297         9,272        --        (579)  158,651
Separate account liabilities......     35,632       28,028      --         --            13        --         (12)   63,661

             Metropolitan Life Insurance Company and Subsidiaries

At or for the Year Ended                                    Auto &                              Asset    Corporate
December 31, 2002                  Institutional Individual  Home   International Reinsurance Management  & Other    Total
------------------------           ------------- ---------- ------  ------------- ----------- ---------- --------- --------
                                                                      (Dollars in millions)
Premiums..........................    $ 8,245     $  4,419  $2,828      $992        $1,984       $ --     $    (7) $ 18,461
Universal life and investment-type
 product policy fees..............        623        1,267      --        37            --         --          --     1,927
Net investment income.............      3,915        6,019     177       241           378         59        (158)   10,631
Other revenues....................        607          454      26        10            42        166          49     1,354
Net investment gains (losses).....       (497)        (110)    (46)       (9)            7         (4)        (38)     (697)
Policyholder benefits and claims..      9,337        5,162   2,020       821         1,517         --           3    18,860
Interest credited to policyholder
 account balances.................        930        1,608      --        28           146         --          (1)    2,711
Policyholder dividends............        115        1,769      (1)       28            --         --          --     1,911
Other expenses....................      1,529        2,543     794       373           616        211         477     6,543
Income (loss) from continuing
 operations before provision
 (benefit) for income taxes.......        982          967     172        21           132         10        (633)    1,651
Income from discontinued
 operations, net of income
 taxes............................        121          199      --        --            --         --         151       471
Net income (loss).................        759          811     131        21            86          6        (202)    1,612
Total assets......................     94,911      120,284   4,957       795         9,458        191      18,840   249,436
Deferred policy acquisition
 costs............................        608        7,448     175         5         1,429         --           1     9,666
Goodwill, net.....................         62           73     156        --            96         18          --       405
Separate account assets...........     31,935       21,982      --        --            11         --         (16)   53,912
Policyholder liabilities..........     55,460       84,844   2,673       248         6,734         --        (343)  149,616
Separate account liabilities......     31,935       21,982      --        --            11         --         (16)   53,912

At or for the Year Ended                                    Auto &                              Asset    Corporate
December 31, 2001                  Institutional Individual  Home   International Reinsurance Management  & Other    Total
------------------------           ------------- ---------- ------  ------------- ----------- ---------- --------- --------
                                                                     (Dollars in millions)
Premiums..........................    $ 7,288     $  4,531  $2,755      $788        $1,664       $ --     $    (3) $ 17,023
Universal life and investment-type
 product policy fees..............        592        1,245      --        38            --         --          (1)    1,874
Net investment income.............      3,966        6,107     200       256           349         71         105    11,054
Other revenues....................        649          527      22        16            35        198          85     1,532
Net investment gains (losses).....        (16)         864     (17)      (16)          (10)        25         121       951
Policyholder benefits and claims..      8,924        5,213   2,121       632         1,373         --           2    18,265
Interest credited to policyholder
 account balances.................      1,012        1,850      --        51           122         --          --     3,035
Policyholder dividends............        259        1,767      --        34            --         --          --     2,060
Other expenses....................      1,746        2,763     800       315           478        252         566     6,920
Income (loss) from continuing
 operations before provision
 (benefit) for income taxes.......        538        1,681      39        50            65         42        (261)    2,154
Income from discontinued
 operations, net of income
 taxes............................         21           36      --        --            --         --          50       107
Net income (loss).................        383        1,092      41        16            39         27        (111)    1,487

             Metropolitan Life Insurance Company and Subsidiaries

   The following table indicates amounts in the current and prior years that have been classified as discontinued operations in accordance with SFAS 144:

                                                         Year ended December 31,
                                                         -----------------------
                                                         2003    2002    2001
                                                         ----    ----    ----
                                                         (Dollars in millions)
         Net investment income
            Institutional............................... $  2    $ 33    $ 34
            Individual..................................    5      50      56
            Corporate & Other...........................   45      77      79
                                                          ----    ----    ----
                Total net investment income............. $ 52    $160    $169
                                                          ====    ====    ====
         Net investment gains (losses)
            Institutional............................... $ 45    $156    $ --
            Individual..................................   43     262      --
            Corporate & Other...........................  333     164      --
                                                          ----    ----    ----
                Total net investment gains (losses)..... $421    $582    $ --
                                                          ====    ====    ====
         Interest Expense
            Individual.................................. $  1    $  1    $ --
                                                          ----    ----    ----
                Total interest expense.................. $  1    $  1    $ --
                                                          ====    ====    ====

   Economic Capital. Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

   The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

             Metropolitan Life Insurance Company and Subsidiaries

   The following table presents actual and pro forma net investment income with respect to the Company's segments for the years ended December 31, 2002 and 2001. The amounts shown as pro forma reflect net investment income that would have been reported in these years had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                             Net Investment Income

                                 For the Years Ended December 31,
                               ------------------------------------
                                      2002              2001
                               -----------------  -----------------
                                Actual  Pro forma Actual  Pro forma
                               -------  --------- ------- ---------
                                      (Dollars in millions)
             Institutional.... $ 3,915   $ 3,977  $ 3,966  $ 4,040
             Individual.......   6,019     5,929    6,107    6,020
             Auto & Home......     177       160      200      184
             International....     241       204      256      240
             Reinsurance......     378       341      349      313
             Asset Management.      59        71       71       89
             Corporate & Other    (158)      (51)     105      168
                               -------   -------  -------  -------
                Total......... $10,631   $10,631  $11,054  $11,054
                               =======   =======  =======  =======

   The Auto & Home segment's results of operations for the year ended December 31, 2003 consists of Metropolitan Property and Casualty Insurance Company and its subsidiaries until October 2003 when it was sold to MetLife. See Note 17.

   The Reinsurance segment's results of operations for the year ended December 31, 2003 include RGA's coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense.

   The Individual segment's results of operations for the year ended December 31, 2003 includes a second quarter after-tax charge of $31 million resulting from certain improperly deferred expenses at an affiliate, New England Financial.

   The Institutional, Individual, Reinsurance and Auto & Home segments for the year ended December 31, 2001 include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 9.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 10.

   The Individual segment for the year ended December 31, 2001, includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains (losses) of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, Institutional segment and Corporate & Other, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning Corporation ("Conning"), the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $25 million, in the third quarter of 2001.

   Corporate & Other includes various start-up and run-off entities, as well as the elimination of all intersegment amounts. The elimination of intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment reinsurance transactions.

   Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs;
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2003, 2002 and 2001. Revenues from U.S. operations were $30,199 million, $29,723 million and $30,812 million for the years ended December 31, 2003, 2002 and 2001, respectively, which represented 97%, 94% and 95%, respectively, of consolidated revenues.

17.  Acquisitions and Dispositions

   In September 2003, a subsidiary of the Company, RGA, announced a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. This transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premiums and $11 million of income before income tax expense, excluding minority interest expense, to the fourth quarter of 2003.

   In October 2003, the Company completed its sales of Met Tower Life Insurance Company, MetLife General Insurance Agency, Inc., MetLife Securities, Inc., and N.L. Holding Corporation to the Holding Company. The amount received in excess of book value of $28 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $293 million and $195 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $156 million, $218 million and $219 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   In October 2003, the Company sold Metropolitan Property and Casualty Insurance Company's common stock to the Holding Company for $1,990 million. The amount received in excess of book value of $120 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $5,806 million and $3,400 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $2,343 million, $3,013 million and $2,973 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   In December 2002, the Company completed its sales of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and

             Metropolitan Life Insurance Company and Subsidiaries total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $1,648 million and $1,463 million for the years ended December 31, 2002 and 2001, respectively.

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value of $96 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million for the year ended December 31, 2001.

   In July 2001, the Company completed its sale of Conning, an affiliate acquired in the acquisition of GenAmerica Financial Corporation in 2000. Conning specialized in asset management for insurance company investment portfolios and investment research.

18.  Discontinued Operations

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. In accordance with SFAS 144, income related to real estate classified as held-for-sale on or after January 1, 2002 is presented as discontinued operations. These assets are carried at lower of cost or market.

   The following table presents the components of income from discontinued operations:

                                                  Years Ended December 31,
                                                  -----------------------
                                                  2003     2002     2001
                                                  ----     -----   -----
                                                  (Dollars in millions)
          Investment income...................... $120    $ 458    $ 508
          Investment expense.....................  (68)    (298)    (339)
          Net investment gains (losses)..........  421      582       --
                                                   ----    -----   -----
             Total revenues......................  473      742      169
          Interest Expense.......................    1        1       --
          Provision for income taxes.............  172      270       62
                                                   ----    -----   -----
             Income from discontinued operations. $300    $ 471    $ 107
                                                   ====    =====   =====

   The carrying value of real estate related to discontinued operations was $89 million and $799 million at December 31, 2003 and 2002, respectively. See Note 16 for discontinued operations by business segment.

             Metropolitan Life Insurance Company and Subsidiaries

19.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                  Notional Carrying Estimated
                                                   Amount   Value   Fair Value
 December 31, 2003                                -------- -------- ----------
                                                     (Dollars in millions)
 Assets:
    Fixed maturities.............................          $143,148  $143,148
    Equity securities............................          $  1,246  $  1,246
    Mortgage loans on real estate................          $ 26,637  $ 28,572
    Policy loans.................................          $  8,180  $  8,180
    Short-term investments.......................          $  1,320  $  1,320
    Cash and cash equivalents....................          $  2,393  $  2,393
    Mortgage loan commitments....................  $  555  $     --  $     (4)
    Commitments to fund partnership investments..  $1,378  $     --  $     --
 Liabilities:
    Policyholder account balances................          $ 53,503  $ 55,218
    Short-term debt..............................          $  3,536  $  3,536
    Long-term debt...............................          $  2,055  $  2,236
    Shares subject to mandatory redemption.......          $    277  $    336
    Payable under securities loaned transactions.          $ 24,065  $ 24,065

                                                                      Notional Carrying Estimated
                                                                       Amount   Value   Fair Value
December 31, 2002                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $124,260  $124,260
   Equity securities.................................................          $  1,551  $  1,551
   Mortgage loans on real estate.....................................          $ 25,353  $ 27,935
   Policy loans......................................................          $  8,047  $  8,047
   Short-term investments............................................          $  1,199  $  1,199
   Cash and cash equivalents.........................................          $  1,106  $  1,106
   Mortgage loan commitments.........................................  $  859  $     --  $     12
   Commitments to fund partnership investments.......................  $1,667  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 34,706  $ 35,063
   Short-term debt...................................................          $    912  $    912
   Long-term debt....................................................          $  2,624  $  2,794
   Payable under securities loaned transactions......................          $ 16,321  $ 16,321
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    277  $    310

             Metropolitan Life Insurance Company and Subsidiaries

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

Mortgage Loans on Real Estate, Mortgage Loan Commitments and Commitments to Fund Partnership Investments

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

Policy Loans

   The carrying values for policy loans approximate fair value.

Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

Policyholder Account Balances

   The fair value of policyholder account balances is estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

Short-term and Long-term Debt, Payables Under Securities Loaned Transactions, Shares Subject to Mandatory Redemption and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions, shares subject to mandatory redemption and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

Derivative Financial Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, options and written covered calls are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

20.  Related Parties

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services were approximately $1,680 million in 2003.

                      Metropolitan Life Separate Account UL

PART C.        OTHER INFORMATION

Item 26.       Exhibits

                   (a) Resolution of the Board of Directors of Metropolitan
                       Life effecting the establishment of Metropolitan Life Separate Account UL 2

                   (b) None

                   (c) (i)   Form of Broker Agreement 2


                       (ii)  Schedule of Sales Commissions 1

                       (iii) Forms of Selling Agreement 10

                   (d) (i)   Variable Additional Insurance Rider 5

                       (ii)  L98 fixed benefit Life Insurance Policy 4

                       (iii) Form of Variable Additional Benefit Rider 6

                   (e) Applications (see (d)(i), (d) (ii) and (d)(iii) above)

                   (f) (i) Restated Charter and By-Laws of Metropolitan Life 7

                       (ii)Amended Restated Charter and By-laws of
                        Metropolitan Life 9

                   (g) None

                   (h) None

                   (i) None

                   (j) None

                   (k) (i) Opinion and Consent of Christopher P. Nicholas as
                        to the legality of the securities being registered
                             - For Equity Additions 4
                             - For Equity Enricher 6

                       (ii) Opinion and Consent of Marie C. Swift as to the
                        legality of the securities being registered


                   (l) Actuarial Consent

                   (m) Calculation Exhibit


                   (n) (i) Consent of Independent Auditors

                       (ii) Consent of Foley & Lardner LLP

                   (o) None

                   (p) None

                   (q) (i) Memoranda describing certain procedures filed
                         pursuant to Rule 6e-3(T)(b)(12)(iii) 2
                       (ii) Addendum to Memoranda describing certain
                         procedure filed pursuant to Rule 6e-3(T)(b)(12)(iii) 8

                   (r) Powers of attorney 3

1 Incorporated by reference from "Sales and Administration of the Policies" in the Prospectus included herein and "Distribution of the Policies That Include the Equity Options" in the Statement of Additional Information included herein.

2 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 033-47927) filed on April 30, 1997.

3 Incorporated herein by reference to the Security Equity Separate Account Thirteen Registration Statement (File No. 333-110185) filed November 3, 2003 except for John M. Keane, William J. Wheeler and Joseph J. Prochaska, Jr.'s powers of attorney, which are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement for Metropolitan Life Separate Account E (File No. 333-69320) filed on February 6, 2004 and Sylvia M. Mathews incorporated by reference to Post-Effective Amendment No. 32 to the Registration

     Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed on April 20, 2004.

4 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-40161) filed on November 13, 1997.
5 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-40161) as filed on April 20, 1998.
6 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 (File No. 333-40161) filed on April 13, 1999.
7 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.
8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 033-40161) filed on April 10, 2001.
9 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed on March 5, 2002.

10 Incorporated herein by reference to the Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 (File No. 033-47927) filed on April 30, 2004.


Item 27.      Directors and Officers of Depositor

Name and Principal Business Address         Positions and Offices with Depositor
-----------------------------------         ------------------------------------
Robert H. Benmosche                                Chairman of the Board,
Metropolitan Life Insurance Company        President and Chief Executive Officer
One Madison Avenue,
New York, NY   10010

Curtis H. Barnette                                        Director
Chairman Emeritus
Bethlehem Steel Corporation
1170 Eighth Avenue, Martin Tower 2118
Bethlehem, PA  18016-7699

John C. Danforth                                          Director
Partner
Bryan Cave LLP
One Metropolitan Square
211 North Broadway, Suite 3600
St. Louis, MO 63102

Burton A. Dole, Jr.                                       Director
Retired Chairman of the Board, President and Chief Executive Officer
Nellcor Puritan Bennett, Inc.
P.O. Box 208
Carlsbad, CA 92018

Cheryl W. Grise                                           Director
President
Utility Group of  Northeast Utilities Service

Company
P.O. Box 270
Hartford, CT 06141


James R. Houghton                                         Director
Chairman and Chief Executive Officer
Corning Incorporated
One Riverfront Plaza, MP HQ E2-6
Corning, NY  14831

Harry P. Kamen                                            Director
Retired Chairman and Chief Executive Officer
Metropolitan Life Insurance Company
200 Park Avenue, Suite 5700
New York, NY   10166

Helene L. Kaplan                                          Director
Of Counsel, Skadden, Arps,
Slate, Meagher and Flom
Four Times Square
New York, NY   10036

John M. Keane                                             Director
2200 Wilson Blvd., Suite 102-542
Arlington, VA 22201-3324


Charles H. Leighton                                       Director
Retired Chairman and Chief Executive Officer
CML Group, Inc.
51 Vaughn Hill Road
Bolton, MA  01720

Sylvia M. Mathews                                         Director
Chief Operating Officer and Executive Director
The Bill & Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102


Stewart G. Nagler                                    Vice Chairman of the Board
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY  10010

Hugh B. Price                                             Director
President and Chief Executive Officer
National Urban League, Inc.

120 Wall Street, 7th & 8th Floors
New York, NY   10005

Kenton J. Sicchitano                                      Director
Retired Global Managing Partner
PricewaterhouseCoopers
101 Jericho Road
Weston, MA 02493

William C. Steere, Jr.                                    Director
Retired Chairman of the Board
Pfizer, Inc.
235 East 42nd Street
New York, NY   10016

Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

                    Name                      Position with Metropolitan Life

Robert H. Benmosche                         Chairman of the Board, President
                                            and Chief Executive Officer
Stewart C. Nagler                           Vice Chairman of the Board
Gwenn L. Carr                               Vice President and Secretary
Daniel J. Cavanagh                          Executive Vice President
C. Robert Henrikson                         President- US Insurance &
                                            Financial Services
Jeffrey J. Hodgman                          Executive Vice President
Leland C. Launer                            Executive Vice President and
                                            Chief Investment Officer
James L. Lipscomb                           Executive Vice President and
                                            General Counsel
Joseph J. Prochaska, Jr.                    Senior Vice President and Chief
                                            Accounting Officer
Catherine A. Rein                           Senior Executive Vice President;
                                            President and Chief Executive
                                            Officer of Metropolitan Property
                                            and Casualty Insurance Company
Stanley J. Talbi                            Senior Vice President and Chief
                                            Actuary
William J. Toppeta                          President, International
Lisa Weber                                  Senior Executive Vice President
                                            and Chief Administration Officer
Judy E. Weiss                               Executive Vice President and
                                            Chief Actuary
William J. Wheeler                          Executive Vice President and
                                            Chief Financial Officer
Anthony J. Williamson                       Senior Vice President and Treasurer

The business address of each officer is One Madison Avenue, New York, New York 10010.


Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 29. Indemnification

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' liability policy with a maximum coverage of $300 million. The Directors and Officers of Metropolitan Life Insurance Company ("Metropolitan") and the principal underwriter, as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

            (a)   Other Activity.

                  The principal underwriter for the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

                  Metropolitan Tower Life Separate Account One (principal underwriter)
                  Metropolitan Tower Life Separate Account Two (principal underwriter)
                  Metropolitan Life Separate Account E (principal underwriter and depositor)
                  Metropolitan Series Fund, Inc. (principal underwriter and sub-investment manager)
                  New England Variable Annuity Fund I (depositor)
                  New England Life Retirement Investment Account (depositor) The New England Variable Account (depositor)
                  Security Equity Separate Account Thirteen (depositor) Security Equity Separate Account Twenty-Six (depositor) Security Equity Separate Account Twenty-Seven (depositor)


            (b)   Management. See response to Item 27 above.

            (c)   Compensation from the Registrant.

(1)               (2)                           (3)                 (4)                 (5)

                                       Compensation on Events
                  Net Underwriting       Occasioning the
Name of Principal  Discounts and      Deduction of a Deferred     Brokerage
   Underwriter       Commissions           Sales Load            Commissions       Other Compensation
----------------- ----------------    ------------------------   ------------      ------------------
Metropolitan Life
Insurance Company   $67,800                       --                  --                  --


Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

Item 31. Location of Accounts and Records

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

            (a)   Registrant

            (b)   Metropolitan Life Insurance Company
                  One Madison Avenue
                  New York, NY 10010

Item 32. Management Services

         Not applicable

Item 33. Fee Representation

     Metropolitan Life represents that the fees and charges deducted under the "Equity Options" riders described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the riders. Metropolitan Life bases its representation on its assessment of numerous facts and circumstances that is deems relevant. These may include such factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn an adequate profit, the degree to which the riders include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all riders issued pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such riders or any related base policies or prospectus, or otherwise.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 26th day of April, 2004.

                                         Metropolitan Life Insurance Company

                                         BY: Metropolitan Life Insurance Company

                                         BY:    /s/ James L. Lipscomb
                                                ---------------------------
                                                James L. Lipscomb
                                                Executive Vice President and
                                                General Counsel

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 26th day of April, 2004.

                                            Metropolitan Life Insurance Company


                                            BY:   /s/ James L. Lipscomb
                                                  ---------------------------
                                                  James L. Lipscomb
                                                  Executive Vice President and
                                                  General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on April 26, 2004.

           SIGNATURE                                  Title
           ----------                                -------

                *                        Chairman of the Board, President
-------------------------------------      and Chief Executive Officer
       Robert H. Benmosche
                *
-------------------------------------
       Stewart G. Nagler                   Vice-Chairman of the Board
                *
-------------------------------------      Senior Vice President and
       Joseph J. Prochaska, Jr.             Chief Accounting Officer
                *
-------------------------------------
       Curtis H. Barnette                            Director
                *
-------------------------------------
       John C. Danforth                              Director
                *
-------------------------------------
       Burton A. Dole, Jr.                           Director

-------------------------------------
       Cheryl W. Grise                               Director
                *
-------------------------------------
       James R. Houghton                             Director
                *
-------------------------------------
       Harry P. Kamen                                Director
                *
-------------------------------------
       Helene L. Kaplan                              Director
                *
-------------------------------------
       John M. Keane                                 Director

                *
-------------------------------------
       Charles M. Leighton                           Director
                *
-------------------------------------
       Sylvia M. Mathews                             Director
                *
-------------------------------------
       Hugh B. Price                                 Director
                *
-------------------------------------
       Kenton J. Sicchitano                          Director
                *
-------------------------------------
       William C. Steere, Jr.                        Director
                *                            Executive Vice President and
-------------------------------------          Chief Financial Officer
       William J. Wheeler

   /s/  Marie C. Swift
--- ------------------
   Marie C. Swift, Esq.
   Attorney- in - fact

* Executed by Marie C. Swift, Esq. on behalf of those indicated pursuant to Powers of Attorney filed with the Registration Statement (File No. 333-110185) filed November 3, 2003 except for John M. Keane, William J. Wheeler and Joseph Prochaska, Jr.'s powers of attorney, which are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of Metropolitan Life Separate Account E (File No. 333-69320) filed on February 6, 2004 and Sylvia M. Mathews which is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed on April 20, 2004.

                                  Exhibit Index

                   (k)(ii)   Opinion and Consent of Marie C. Swift, Esquire

                   (l)       Actuarial Consent

                   (m)       Calculation Exhibit

                   (n)(i)    Consent of Independent Auditor

                   (n)(ii)   Consent of Foley & Lardner LLP